UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1027

Name of Registrant:	VANGUARD WORLD FUNDS

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2004 - August 31, 2005

Item 1:	Reports to Shareholders

Vanguard® U.S. Growth Fund

> Annual Report

August 31, 2005

> Vanguard U.S. Growth Fund’s Investor Shares returned 16.9% and its Admiral Shares 17.2% during the 2005 fiscal year. These gains easily outpaced the results for the fund’s average peer and its primary benchmark.

> The fund’s health care and technology holdings were the primary drivers of the strong advance. An overweight position in financials was also a plus.

> The fund’s long-term record reflects a period of very poor performance through its 2001 and 2002 fiscal years.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	23
About Your Fund's Expenses	25
Trustees Renew Advisory Agreements	27
Glossary	29
The People Who Govern Your Fund	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2005
Vanguard U.S. Growth Fund
Investor Shares	16.9%
Admiral Shares	17.2
Russell 1000 Growth Index	12.1
Average Large-Cap Growth Fund1	13.7
Dow Jones Wilshire 5000 Index	15.9

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard U.S. Growth Fund returned 16.9% during the fiscal year ended August 31, 2005. The fund’s Admiral Shares1 returned 17.2%. The fund’s returns surpassed those of both its average peer and its index benchmark.

The table on page 1 summarizes the results for your fund, its primary benchmark, the average peer, and the broad U.S. stock market. You can find information on the fund’s per-share distributions during the period and its starting and ending net asset values in the second table on page 6. If you hold shares of the fund in a taxable account, you may wish to review the report on after-tax returns on page 23.

Stocks staged a stealth rally during the fiscal year

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 15.9%, with periods of pronounced gains punctuated by stretches of weakness. Smaller stocks outpaced their larger counterparts, and international stocks, particularly those from emerging markets, delivered outstanding returns.

As oil prices touched all-time highs, energy-related stocks were among the best performers. (It’s worth noting that, in inflation-adjusted terms, energy prices remained well below their early-1980s peaks.) Financial services and auto-industry stocks were among the weaker

1 Admiral™ Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2

performers. Banks and other lenders contended with a tricky interest rate environment, while the well-publicized financial woes of the auto giants and their suppliers weighed on their share prices.

In the bond market, yields defied expectations

In the fixed income markets, short-term interest rates rose sharply, while longer-term rates declined. Since June 2004, the Federal Reserve Board has steadily boosted its target for the federal funds rate in an effort to preempt inflationary pressures. During the 12 months, the yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves, rose from 1.58% to 3.50%.

In several prior rate-boosting cycles—1984, 1988, and 1994—the yields of long-term bonds also followed the Fed’s lead. During the 2005 fiscal year, however, long-term yields fell. Because bond prices move in the opposite direction from yields, this unexpected “flattening of the yield curve” meant weak total returns for shorter-term bonds and stronger returns for longer-term securities. Corporate bonds outperformed government issues, and the Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 4.1% for the 12 months.

Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2005
	OneYear	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.6%	12.9%	-2.4%

Russell 2000 Index (Small-caps)	23.1	21.0	5.7

Dow Jones Wilshire 5000 Index (Entire market)	15.9	14.1	-1.6

MSCI All Country World Index ex USA (International)	27.1	20.5	2.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	4.1%	4.9%	7.0%

Lehman Municipal Bond Index	5.3	5.2	6.4

Citigroup 3-Month Treasury Bill Index	2.4	1.5	2.4

CPI

Consumer Price Index	3.6%	2.8%	2.6%

Health care, tech holdings supported the fund’s strong returns

The U.S. Growth Fund produced solid returns throughout the fiscal year. During

3

the first half, the fund returned 9.7%. The gain was smaller in the second half, at 6.5%.

Both of the fund’s advisors carefully evaluate the large-capitalization stock universe to find those stocks that they believe offer the best combination of potential earnings growth and attractive valuations. Their complementary strategies typically lead both advisors to emphasize stocks from the information technology and health care sectors, where a large number of growth-oriented issues reside. On average, health care and technology stocks represented about 55% of fund assets during the fiscal year.

The advisors held a number of excellent performers in these two sectors, making a big impact on the fund’s 12-month result. In health care, the fund earned strong returns from relatively large holdings such as health services provider UnitedHealth Group and eyecare products company Alcon. UnitedHealth was bolstered by merger activity and record profits; Alcon saw excellent earnings growth. In technology, semiconductor firm Marvell Technology and broadband communications company Broadcom were leaders on the strength of solid earnings. Relative to the Russell 1000 Growth Index, the fund benefited from an overweighting in a handful of financial services stocks that performed well.

The advisors’ missteps were mainly errors of omission: The portfolio lacked some of the better-performing stocks in certain market segments, particularly the consumer discretionary and industrials sectors.

Long-term results sag under burden of two challenging years

Although the fund’s one-year performance was strong, we are disappointed by its long-term record. The “Total Returns” table on page 5 shows the fund’s average annual return for the ten years ended August 31 compared with the returns for the Russell 1000 Growth Index, the average large-cap growth fund, and the Dow Jones Wilshire 5000 Index. In all cases, the fund’s results fell short by a broad margin.

As I have noted for the past few years, the disappointing comparison results primarily from the fund’s poor returns in the 2001 and 2002 fiscal years. With time and solid performance such as the fund’s

Fund Assets Managed
	August 31, 2005
	$ Million	Percentage
Alliance Capital Management L.P.	$3,866	66%

William Blair & Company, L.L.C	1,804	31

Cash Investments[1]	190	3

Total	$5,860	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

4

2005 fiscal year return, we hope to see the gap close, producing a ten-year record more consistent with what we—and you—would expect from this investment over a long holding period. We remain confident in both your fund’s strategy and the advisory firms charged with executing it, Alliance Capital Management and William Blair & Company.

A carefully planned portfolio is the best defense

As we have counseled through the years, choosing and sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances is critical to your portfolio’s long-term success. It is important that you remain comfortable and confident in the choices you make, and resist the temptation to change course in the face of short-term adversity.

We are pleased with the successful results that the U.S. Growth Fund posted in its current fiscal period, a performance that is more consistent with our expectations than the fund’s subpar long-term record. The fund’s stumbles in the aftermath of the stock market’s late-1990‘s boom nevertheless have some value as an object lesson about the need for diversification. Even though you may think your portfolio is positioned to accommodate whatever the financial markets may offer, things can go awry. The U.S. Growth Fund can provide exposure to fast-growing larger companies, but a prudent plan complements this holding with investments in other parts of the broad U.S. stock market, as well as in bonds and short-term reserves.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
September 14, 2005

Total Returns
	Ten Years Ended August 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
U.S. Growth Fund Investor Shares	4.1%	$14,995

Russell 1000 Growth Index	7.3	20,278

Average Large-Cap Growth Fund	7.3	20,164

Dow Jones Wilshire 5000 Index	9.8	25,380

5

Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Growth Fund
U.S. Growth Fund	0.55%	0.32%	1.51%

Your Fund's Performance at a Glance August 31, 2004-August 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
U.S. Growth Fund

Investor Shares	$14.39	$16.77	$0.045	$0.000

Admiral Shares	37.29	43.47	0.209	0.000

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

6

Advisors’ Report

During the 12 months ended August 31, 2005, the Investor Shares of Vanguard U.S. Growth Fund returned 16.9% and the lower-cost Admiral Shares returned 17.2%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table at the bottom of page 8. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how the portfolio positioning reflects this assessment.

Alliance Capital Management L.P.

Portfolio Manager: Alan Levi, Senior Vice President

The past 12 months have seen significant volatility in the stock market amid a generally favorable fundamental environment in terms of both economic expansion and corporate profits. Despite persistent increases in energy prices and the Federal Reserve Board’s less-accommodative monetary policy, the annualized rate of economic growth has ranged between 3.5% and 4.5%, led by business capital investment. Inflation, while rising, has remained moderate at 2.5%–3.0%. Corporate profit growth has been robust and, in many instances, better than anticipated, with generally strong cash flow. This has led many companies to reduce debt on their balance sheets, repurchase shares, and increase dividends.

Although prospects appear reasonable for continued healthy economic expansion and corporate profitability, significant challenges exist. They include escalating energy prices, potential inflation pressures, and the incremental cost impact of the recovery from Hurricane Katrina, for both the economy and the U.S. budget deficit. Accordingly, it seems appropriate to anticipate cyclical deceleration in corporate profits toward a more sustainable pace. Historically, such transitions have frequently been accompanied by heightened investor discrimination based upon perceived longer-term sustainability of earnings growth.

We have sought to orient our portion of the fund toward successful, well-managed leadership companies that have sustainable competitive advantages and superior prospective growth. Reflecting this, over the past five years the average revenue-per-share of our portfolio holdings grew at a compounded annual rate of 16.2%, comparing favorably with the 9.1% average for the Russell 1000 Growth Index. Similarly, five-year historical earnings-per-share growth was 28.3% for our portfolio holdings, double the 13.8% rate of the Russell 1000 Growth Index.

Over the past five years, we have seen an extraordinary compression in the valuations accorded to many leading, and historically consistent, growth companies. In a number of cases, this compression has occurred despite sustained strong earnings growth and fundamental success. Given these current valuations, which appear modest in historical terms, we anticipate that relative earnings growth will likely reassert itself as an increasingly important

7

determinant of stock performance over the next several years.

William Blair & Company, L.L.C.

Portfolio Manager: John F. Jostrand, CFA, Principal

For the fiscal year ended August 31, domestic equities moved broadly higher. The market vacillated between optimism, prompted by better-than-expected corporate earnings and an improving employment outlook, and concerns about the impact of lofty energy prices and rising interest rates. Despite investors’ relatively defensive posture, indicated by the rise in stock prices in the consumer staples, utilities, and materials sectors, there was periodic interest in biotechnology and select technology stocks—a possible indication that growth investing has signs of life, following five years of outperformance by value. In fact, during the past 12 months, our portfolio enjoyed strong returns from growth-oriented health care stocks such as Amgen, Alcon, and UnitedHealth Group.

The economic environment during recent periods has offered exceptional opportunities for strong earnings growth and historically high corporate profitability. Companies across the board have benefited from this environment, which has provided little delineation between a mediocre firm and a great one. As the economic cycle matures into a phase of slowing growth, companies with strong managements that have demonstrated experience in controlling costs and appropriately deploying capital in a tougher environment are likely to become increasingly differentiated.

Our fundamental approach continues to uncover quality growth opportunities in health care and information technology, which continue to have the highest weightings in our portfolio. We are not finding compelling growth opportunities in the financials sector, and are selective with respect to consumer-related stocks in the current environment.

Vanguard U.S. Growth Fund Investment Advisors

Investment Advisors	Fund Assets Managed (%)	Investment Strategy
Alliance Capital Management L.P.	66	Uses a fundamentally based, research-driven approach
		to large-cap growth investing. The advisor seeks to
		build a diversified portfolio of successful, well-managed
		companies with sustainable competitive advantages
		and superior prospects for growth not fully reflected in
		relative valuation.

William Blair & Company, L.L.C	31	Uses a fundamental investment approach in pursuit
		of superior long-term investment results from growth-
		oriented companies with leadership positions and
		strong market presence.

Cash Investments[1]	3	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

8

Fund Profile
As of August 31, 2005

Portfolio Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	65	641	4,942
Median Market Cap	$36.1B	$46.6B	$26.0B
Price/Earnings Ratio	24.1x	22.8x	20.9x
Price/Book Ratio	4.2x	4.3x	2.8x
Yield	1.1%	1.6%
Investor Shares	0.1%
Admiral Shares	0.4%
Return on Equity	19.9%	20.7%	17.7%
Earnings Growth Rate	22.5%	14.9%	9.4%
Foreign Holdings	8.3%	0.0%	1.1%
Turnover Rate	38%	—	—
Expense Ratio	—	—
Investor Shares	0.55%
Admiral Shares	0.32%
Short-Term Reserves	1%	—	—

Sector Diversification
(% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	0%	2%	2%
Consumer Discretionary	15	19	16
Consumer Staples	2	9	7
Financial Services	14	8	22
Health Care	27	20	13
Integrated Oils	1	0	5
Other Energy	3	3	4
Materials & Processing	1	3	4
Producer Durables	6	7	5
Technology	27	21	13
Utilities	0	2	6
Other	3	6	3
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.95	1.00	0.89	1.00
Beta	1.05	1.00	1.06	1.00

Ten Largest Holdings3
(% of total net assets)

Dell Inc.	computer hardware	3.5%

Yahoo! Inc.	media	3.1

UnitedHealth Group Inc.	health care	3.1

Legg Mason Inc.	securities brokers
	and service	3.0

Zimmer Holdings, Inc.	health care	2.8

Marvell Technology
Group Ltd.	electronics	2.8

WellPoint Inc.	health care	2.8

Danaher Corp.	industrial
	manufacturing	2.7

Amgen, Inc.	biotechnology	2.6

The Goldman Sachs
Group, Inc.	financial services	2.5

Top Ten		28.9%

1 Russell 1000 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
    See page 29 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance August 31, 1995–August 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment
U.S. Growth Fund Investor Shares	16.86%	-15.43%	4.13%	$14,995

Dow Jones Wilshire 5000 Index	15.88	-1.61	9.76	25,380

Russell 1000 Growth Index	12.14	-10.52	7.33	20,278

Average Large-Cap Growth Fund[1]	13.74	-9.97	7.26	20,164

	One Year	Since Inception[2]	Final Value of a $100,000 Investment
U.S. Growth Fund Admiral Shares	17.16%	-2.98%	$88,466

Dow Jones Wilshire 5000 Index	15.88	4.23	118,265

Russell 1000 Growth Index	12.14	-0.40	98,404

1 Derived from data provided by Lipper Inc.
2 August 13, 2001.
   Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%) Auguat 31, 1995-August 31, 2005

Average Annual Total Returns for periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	1/6/1959	2.84%	-14.93%	3.29%	0.58%	3.87%

Admiral Shares	8/13/2001	3.08	-4.171	—	—	—

1 Since Inception.

11

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value^ ($000)
Common Stocks (96.2%)[1]

Consumer Discretionary (14.1%)

*Yahoo! Inc.	5,442,525	181,454

*eBay Inc.	3,629,600	146,963

*Google Inc.	427,050	122,136

Lowe's Cos., Inc.	1,529,133	98,339

*Bed Bath & Beyond, Inc.	2,222,055	90,104

*Kohl's Corp.	1,282,559	67,270

NIKE, Inc. Class B	567,155	44,754

*Apollo Group, Inc. Class A	494,305	38,882

Avon Products, Inc.	1,057,885	34,720

		824,622

Consumer Staples (2.4%)

Walgreen Co.	1,472,060	68,201

PepsiCo, Inc.	853,340	46,806

The Procter & Gamble Co.	461,700	25,615

		140,622

Financial Services (13.6%)

Legg Mason Inc.	1,693,600	177,032

The Goldman Sachs Group, Inc.	1,343,640	149,386

Citigroup, Inc.	2,822,800	123,554

American International Group, Inc.	1,889,700	111,870

First Data Corp.	1,369,575	56,906

Merrill Lynch & Co., Inc.	893,608	51,079

Charles Schwab Corp.	3,281,700	44,401

Paychex, Inc.	1,291,236	44,070

SLM Corp.	708,329	35,239

		793,537

Health Care (27.2%)

Biotech Research & Production (4.0%)

*Amgen, Inc.	1,907,495	152,409

*Genentech, Inc.	862,200	80,995

Drugs & Pharmaceuticals (5.1%)

Teva Pharmaceutical Industries Ltd. Sponsored ADR	3,451,000	111,950

*Forest Laboratories, Inc.	1,361,575	60,454

Sanofi-Synthelabo SA ADR	1,293,070	55,292

Allergan, Inc.	437,895	40,308

Schering-Plough Corp.	1,323,320	28,332

Electronics—Medical Systems (1.6%)

Medtronic, Inc.	1,671,376	95,268

Health & Personal Care (2.8%)

*WellPoint Inc.	2,188,372	162,487

Health Care Management Services (4.3%)

UnitedHealth Group Inc.	3,470,486	178,730

*Caremark Rx, Inc.	1,578,570	73,767

Medical & Dental Instruments & Supplies (9.4%)

*Zimmer Holdings, Inc.	2,012,500	165,367

*Alcon, Inc.	1,243,115	146,750

*St. Jude Medical, Inc.	2,588,200	118,798

Stryker Corp.	1,918,800	104,671

*Boston Scientific Corp.	645,615	17,354

		1,592,932

12

	Shares	Market Value^ ($000)

Integrated Oils (0.6%)

Suncor Energy, Inc.	577,175	34,203

Other Energy (2.8%)

Schlumberger Ltd.	1,490,170	128,497

Baker Hughes, Inc.	636,500	37,394

		165,891
Materials & Processing (1.1%)

Praxair, Inc.	1,293,030	62,453

Producer Durables (5.8%)

Danaher Corp.	2,965,891	158,853

Centex Corp.	1,118,300	75,765

Lennar Corp. Class A	1,069,500	66,416

D. R. Horton, Inc.	1,099,233	40,584

		341,618

Technology (25.8%)

Communications Technology (6.2%)

*Juniper Networks, Inc.	6,554,300	149,045

QUALCOMM Inc.	3,567,360	141,660

*Corning, Inc.	3,556,225	70,982

Computer Services Software & Systems (5.7%)

*Symantec Corp.	5,446,600	114,270

SAP AG ADR	1,555,600	66,377

*Accenture Ltd.	2,363,275	57,664

Microsoft Corp.	1,449,789	39,724

Adobe Systems, Inc.	1,311,315	35,458

Infosys Technologies Ltd. ADR	275,100	19,474

ComputerTechnology (6.7%)

*Dell Inc.	5,718,515	203,579

*EMC Corp.	7,781,610	100,072

*Apple Computer, Inc.	1,954,100	91,706

Electronics—Semiconductors/Components (7.2%)

*Marvell Technology Group Ltd.	3,502,600	165,288

*Broadcom Corp.	2,841,400	123,601

Linear Technology Corp.	1,485,596	56,349

Taiwan Semiconductor

Manufacturing Co. Ltd. ADR	6,669,030	54,886

*Advanced Micro Devices, Inc.	1,140,700	23,692

		1,513,827
Other (2.8%)

General Electric Co.	3,367,590	113,185

3M Co.	732,670	52,130

		165,315

Exchange-Traded Fund (0.0%)

Vanguard Growth VIPERs[2]	3,100	161

Total Common Stocks
(Cost $4,780,840)		5,635,181

Temporary Cash Investments (4.2%)[1]

Money Market Fund (3.8%)

Vanguard Market Liquidity
Fund, 3.542%[3]	222,027,052	222,027

13

	Face Amount ($000)	Market Value^ ($000)
U.S. Agency Obligation (0.4%)
Federal National Mortgage Assn.[4]
3.468%, 10/12/055	25,000	24,900
Total Temporary Cash Investments (Cost $246,929)		246,927
Total Investments (100.4%) (Cost $5,027,769)		5,882,108
Other Assets and Liabilities (-0.4%)
Other Assets—Note C		26,661
Liabilities		(49,262)
		(22,601)
Net Assets (100%)		5,859,507

At August 31, 2005, net assets consisted of:6

Amount ($000)
Paid-in Capital	12,181,513

Overdistributed Net Investment Income	(5,835)

Accumulated Net Realized Losses	(7,177,532)

Unrealized Appreciation

Investment Securities	854,339

Futures Contracts	7,022

Net Assets	5,859,507

Investor Shares—Net Assets

Applicable to 289,159,785 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	4,847,925

Net asset value per share—
Investor Shares	$16.77

Admiral Shares—Net Assets

Applicable to 23,273,383 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,011,582

Net asset value per share—
Admiral Shares	$43.47

^See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and 1.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
5 Securities with a value of $24,900,000 have been segregated as initial margin for open futures contracts.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
   ADR-American Depositary Receipt.

14

Statement of Operations

Year Ended August 31, 2005

($000)
Investment Income
Income
Dividends[1]	43,327
Interest[1]	6,344
Security Lending	102
Total Income	49,773
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,745
Performance Adjustment	(1,318)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	20,900
Admiral Shares	1,562
Marketing and Distribution
Investor Shares	782
Admiral Shares	156
Custodian Fees	76
Auditing Fees	20
Shareholders' Reports
Investor Shares	175
Admiral Shares	1
Trustees' Fees and Expenses	12
Total Expenses	31,111
Expenses Paid Indirectly—Note D	(1,580)
Net Expenses	29,531
Net Investment Income	20,242
Realized Net Gain (Loss)
Investment Securities Sold[1]	166,852
Futures Contracts	10,534
Realized Net Gain (Loss)	177,386
Change In Unrealized Appreciation (Depreciation)
Investment Securities	750,767
Futures Contracts	9,623
Change In Unrealized Appreciation (Depreciation)	760,390
Net Increase (Decrease) In Net Assets Resulting From Operations	958,018

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $64,000, $5,429,000, and ($825,000), respectively.

14

Statement of Changes in Net Assets

Year Ended August 31,

	2005 ($000)	2004 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	20,242	15,657
Realized Net Gain (Loss)	177,386	(10,179)
Change in Unrealized Appreciation (Depreciation)	760,390	248,180
Net Increase (Decrease) in Net Assets Resulting from Operations	958,018	253,658
Distributions
Net Investment Income
Investor Shares	(15,120)	(19,232)
Admiral Shares	(4,423)	(5,426)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,543)	(24,658)
Capital Share Transactions—Note G
Investor Shares	(1,455,206)	(580,200)
Admiral Shares	49,555	(285,822)
Net Increase (Decrease) from Capital Share Transactions	(1,405,651)	(866,022)
Total Increase (Decrease)	(467,176)	(637,022)
Net Assets
Beginning of Period	6,326,683	6,963,705
End of Period[1]	5,859,507	6,326,683

1 Including overdistributed net investment income of ($5,835,000) and ($6,534,000).

16

Financial Highlights

U.S. Growth Fund Investor Shares

	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$14.39	$14.00	$12.92	$18.00	$49.26

Investment Operations

Net Investment Income	.0401	.028	.040	.031	.039

Net Realized and Unrealized Gain (Loss)
on Investments	2.385	.409	1.082	(5.075)	(23.799)

Total from Investment Operations	2.425	.437	1.122	(5.044)	(23.760)

Distributions

Dividends from Net Investment Income	(.045)	(.047)	(.042)	(.036)	(.050)

Distributions from Realized Capital Gains	—	—	—	—	(7.450)

Total Distributions	(.045)	(.047)	(.042)	(.036)	(7.500)

Net Asset Value, End of Period	$16.77	$14.39	$14.00	$12.92	$18.00

Total Return	16.86%	3.11%	8.73%	-28.09%	-54.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,848	$5,503	$5,892	$5,472	$9,681

Ratio of Total Expenses to
Average Net Assets[2]	0.55%	0.53%	0.55%	0.50%	0.44%

Ratio of Net Investment Income to
Average Net Assets	0.30%[1]	0.19%	0.32%	0.20%	0.13%

Portfolio Turnover Rate	38%	71%	47%	53%	135%

1 Net investment income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, and 0.00%.

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U.S. Growth Fund Admiral Shares
	Year Ended August 31,				Aug. 13[1] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$37.29	$36.28	$33.46	$46.59	$50.00

Investment Operations

Net Investment Income	.2262	.147	.164	.168	.022

Net Realized and Unrealized Gain (Loss)
on Investments	6.163	1.052	2.811	(13.167)	(3.432)

Total from Investment Operations	6.389	1.199	2.975	(12.999)	(3.410)

Distributions

Dividends from Net Investment Income	(.209)	(.189)	(.155)	(.131)	—

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.209)	(.189)	(.155)	(.131)	—

Net Asset Value, End of Period	$43.47	$37.29	$36.28	$33.46	$46.59

Total Return	17.16%	3.29%	8.95%	-27.99%	-6.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,012	$824	$1,071	$1,069	$262

Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.32%	0.37%	0.36%	0.38%[4]

Ratio of Net Investment Income to
Average Net Assets	0.53%[2]	0.40%	0.50%	0.37%	0.35%[4]

Portfolio Turnover Rate	38%	71%	47%	53%	135%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, and 0.00%.
4 Annualized.
    See accompanying notes, which are an integral part of the financial statements.

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Notes to Financial Highlights

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. Effective March 1, 2005, the basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended August 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before a decrease of $1,318,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $739,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.74% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2005, these arrangements reduced the fund's expenses by $1,580,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund's capital loss carryforward, for tax purposes. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which reverses as the securities are sold. The fund realized gains on the sale of these securities through August 31, 2004, and subsequently during the year

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ended August 31, 2005, of $768,896,000 and $143,595,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. All affected securities have been sold as of August 31, 2005.

For tax purposes, at August 31, 2005, the fund had $10,060,000 of ordinary income available for distribution. The fund had available realized losses of $7,169,803,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $123,651,000 through August 31, 2013.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $854,314,000, consisting of unrealized gains of $1,018,355,000 on securities that had risen in value since their purchase and $164,041,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2005, the aggregate settlement value of open futures contracts expiring through December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini	5,405	171,230	6,879

S&P 500 E-Mini	170	10,382	101

S&P 500	17	5,209	42

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended August 31, 2005, the fund purchased $2,165,283,000 of investment securities and sold $3,502,509,000 of investment securities other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	701,277	44,965	965,844	64,528

Issued in Lieu of Cash Distributions	14,787	918	18,819	1,270

Redeemed	(2,171,270)	(139,231)	(1,564,863)	(104,161)

Net Increase (Decrease)—Investor Shares	(1,455,206)	(93,348)	(580,200)	(38,363)

Admiral Shares

Issued	489,787	11,743	269,599	6,862

Issued in Lieu of Cash Distributions	4,233	102	5,262	137

Redeemed	(444,465)	(10,662)	(560,683)	(14,438)

Net Increase (Decrease)—Admiral Shares	49,555	1,183	(285,822)	(7,439)

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Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the “Fund”) at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 7, 2005

Special 2005 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,543,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns U.S. Growth Fund Investor Shares Periods Ended August 31, 2005
	One Year	Five Years	TenYears

Returns Before Taxes	16.86%	-15.43%	4.13%

Returns After Taxes on Distributions	16.82	-16.18	2.87

Returns After Taxes on Distributions and Sale of Fund Shares	11.02	-12.25	3.37

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Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds' arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors upon request.) Previously, Vanguard had been required to present separate fee schedules for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by Vanguard. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard now has up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2. Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2005

U.S. Growth Fund	Beginning Account Value 2/28/2005	Ending Account Value 8/31/2005	Expenses Paid During Period1
Based on Actual Fund Return

Investor Shares	$1,000.00	$1,065.44	$2.92

Admiral Shares	1,000.00	1,066.75	1.67

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,022.38	$2.85

Admiral Shares	1,000.00	1,023.59	1.63

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.56% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

26

Trustees Renew Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreements with its two advisors: Alliance Capital Management L.P. and William Blair & Company, L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements with Alliance and William Blair based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm.

• Alliance Capital Management L.P. Alliance is a leading global investment management firm founded in 1971. Alliance’s portion of the fund is managed by the Discipline Growth Team, which is led by Alan Levi. Mr. Levi has worked in investment management since 1973 and has been an advisor to the fund since 2002. The team consists of six portfolio managers with an average of 23 years of experience.

• William Blair & Company, L.L.C. William Blair, which is an independently owned full-service investment management firm founded in 1935, consists of 31 portfolio managers averaging over 25 years of experience. William Blair’s portion of the fund is managed by the Large Growth Team, which is co-led by John F. Jostrand. Mr. Jostrand has been in investment management since 1979 and has been an advisor to the fund since 2004.

The board continually monitors the investment management of the fund, and, noting strong recent performance and disappointing performance in some of the past several years, has taken steps in recent years to adjust the fund’s investment management team. In 2001, the board replaced the fund’s previous advisor with its current lead advisor, Alliance. The board concluded that Alliance brings an experienced and tested management team to the fund with competitive long-term results in large-cap growth stock investing. In 2004, the board took the additional step of adopting a multimanager investment advisory approach for the fund. Under the multimanager structure, approximately 65%–70% of the fund’s assets are managed by Alliance and approximately 30%–35% are managed by William Blair.

Upon renewing the advisor’s investment management agreements in 2005, the board concluded that both advisors have experienced and qualified teams of portfolio managers and analysts dedicated to the fund. Further, the board concluded that one of the benefits of the multimanager structure is the ability to diversify the holdings in the portfolio, with the aim of reducing stock-specific risk within the fund. The investment approaches of both advisors, in tandem, should provide diversification benefits for shareholders that would not be available if either advisor solely managed the fund.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups.

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The board considered that the fund’s recent investment performance has been very strong but the performance of the fund has been disappointing in some of the past several years. The board concluded that (1) at this time the current investment management team is the right one to advise the fund, and the advisory agreements should be renewed; and (2) the fund’s recent results have been more encouraging. In considering the fund’s short- and long-term performance, the board noted that for any actively managed fund, underperformance due to subpar stock selection by the fund’s advisor is a possibility. This is particularly true for a fund like U.S. Growth Fund, which maintains a fairly concentrated portfolio of approximately 70 stocks, with top ten holdings typically comprising 30% of fund assets. This investment approach leads at times to ups and downs that are steeper than those of the broad market and means that there is a risk that the fund’s returns could be hurt disproportionately by poor performance of a handful of stocks. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because both Alliance and William Blair are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Alliance and William Blair increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

30

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

31

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P.O. Box 2600 Valley Forge, PA 19482-2600

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Connect with Vanguard, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

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All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102005

Vanguard® International Growth Fund

› Annual Report

August 31, 2005

>The Investor Shares of Vanguard International Growth Fund posted a strong
   2005 fiscal-year return of 23.5%, while the Admiral Shares returned 23.8%.
   These gains were in line with that of the fund’s benchmark index and slightly behind the average return for its peer group.

>The dollar weakened in the first half of the fiscal year but then reversed course, as U.S. interest rates attracted foreign investors.

>The fund’s largest holdings performed very well; however, returns were nicked by holdings in German and Japanese industrial and technology companies.

Contents

Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	8
Fund Profile	11
Performance Summary	13
Financial Statements	15
Auditor's Report and Opinion	28
Your Fund's After-Tax Returns	29
About Your Fund's Expenses	30
Trustees Renew Advisory Agreements	32
Glossary	35
The People Who Govern Your Fund	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2005

Vanguard International Growth Fund
Investor Shares	23.5%
Admiral Shares	23.8
MSCI EAFE Index	23.6
Average International Fund[1]	24.1
MSCI All Country World Index ex USA	27.1

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Owing largely to swings in the value of the U.S. dollar, investors in international markets enjoyed stellar gains in the first half of the fiscal year, after which returns were modest. Vanguard International Growth Fund reflected this pattern, with a fiscal-year return of 23.5% for its Investor Shares, of which just 3.1 percentage points came in the year’s second half. The lower-cost Admiral Shares1 returned 23.8% for the period, which ended August 31, 2005.

The fund’s unmanaged benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, gained 23.6% for the fiscal year. By comparison, the broad U.S. stock market returned 15.9% for the 12 months, as measured by the Dow Jones Wilshire 5000 Composite Index.

The table on page 1 shows the return of the fund, its benchmark, its average peer, and the MSCI All Country World Index ex USA, the broadest proxy for international stocks, including those from emerging markets.

The fund’s shortfall relative to peers and the broader index came from its lighter weightings in commodities companies, which were the period’s strongest gainers, and its selections among technology and industrial companies in Japan and Germany.

1 Admiral(TM) Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2

The total returns are based on the changes in capital plus reinvested distributions. The fund’s distributions and share prices at the beginning and end of the period are shown in the table on page 7. For those who hold the fund in a taxable account, page 29 shows after-tax returns for investors in the highest tax bracket.

U.S. stocks staged a stealth rally during the fiscal year

The U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 15.9% during the fiscal year, with periods of pronounced gains punctuated by stretches of weakness. Despite its strong 12-month result, the U.S. market looked almost tepid in comparison with markets abroad—particularly emerging markets, which provided U.S.-based investors with outstanding gains. The U.S. dollar retreated for half the period, as government deficits and trade imbalances weighed on the greenback, then began surging in the spring as short-term interest rates rose relative to other countries.

As oil prices touched all-time highs, energy-related stocks were among the best performers globally. (It’s worth noting that, in inflation-adjusted terms, energy prices remained below their early-1980s peaks.) In the United States, financial services and auto-industry stocks were among the weaker performers. Banks and other lenders contended with a tricky interest rate environment, while the well-publicized financial woes of the auto giants and their suppliers weighed on their share prices. By contrast, financial services, consumer staples, and commodities were strong performers abroad, partly due to higher growth rates in Asia.

Market Barometer
Average Annual Total Returns
Periods Ended August 31, 2005
	One Year	Three Years	Five Years

Stocks
MSCI All Country World Index ex USA (International)	27.1%	20.5%	2.6%
Russell 1000 Index (Large-caps)	14.6	12.9	-2.4
Russell 2000 Index (Small-caps)	23.1	21.0	5.7
Dow Jones Wilshire 5000 Index (Entire market)	15.9	14.1	-1.6
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.1%	4.9%	7.0%
Lehman Municipal Bond Index	5.3	5.2	6.4
Citigroup 3-Month Treasury Bill Index	2.4	1.5	2.4
CPI
Consumer Price Index	3.6%	2.8%	2.6%

3

In the U.S. bond market, yields defied expectations

In the U.S. fixed income market, short-term interest rates rose sharply while longer-term rates declined. Since June 2004, the Federal Reserve Board has steadily boosted its target for the federal funds rate in an effort to preempt inflationary pressures. During the 12 months, the yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves, rose from 1.58% to 3.50%.

In several prior rate-boosting cycles—1984, 1988, and 1994—the yields of long-term bonds also followed the Fed’s lead. During the 2005 fiscal year, however, long-term yields fell. Because bond prices move in the opposite direction from yields, this unexpected “flattening of the yield curve” meant weak total returns for shorter-term bonds and stronger returns for longer-term securities. Corporate bonds outperformed government issues, and the Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 4.1% for the 12 months.

The fund’s gains were spread widely across economic sectors

The International Growth Fund benefited from reasonably strong economic growth around the globe and the relentless rise in energy prices. The fund enjoyed strong performance across sectors, with its energy stocks soaring more than 50% and its utilities, materials, and consumer staples stocks all gaining roughly 30% for the year. Six of the fund’s most heavily weighted holdings accounted for a disproportionate share of the overall gain: Brazilian and British energy companies Petróleo Brasileiro and BG Group; British retailer Tesco and wireless phone company Vodafone Group; French utility Suez; and South Korean conglomerate Samsung. The fund’s holdings in emerging countries performed very well, particularly in Asia.

For U.S.-based investors, performance abroad also depends on changes in the value of the U.S. dollar. The past year has shown dramatically just how important this factor can be. In local-currency terms, the MSCI EAFE Index gained 12.5% in the first six months and 9.7% in the second, but those results looked far different when translated into dollars: a 21.2% gain during the first half, when the dollar lost value, and a 2.0% gain in the second half, when the dollar surged as short-term interest rates rose in the United States. The

Total Returns
	Ten Years Ended August 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
International Growth Fund Investor Shares	6.6%	$18,963

MSCI EAFE Index	5.6	17,207

Average International Fund	5.7	17,438

MSCI All Country World Index ex USA	6.3	18,346

4

International Growth Fund likewise booked much of its 12-month gain in the first half.

Relative to the MSCI EAFE Index, the fund lost the most ground in Europe, partly by skipping or underweighting some strong performers within the energy and financial sectors. In addition, the fund had large holdings in a few companies that either posted negative returns (including Japan’s Ricoh and East Japan Railway) or produced “weak” gains while most companies roared ahead. Germany’s Siemens, which gained 13% for the period, is an example of the latter.

Your fund has delivered during a decade of see-saw returns

International markets have outgained U.S. markets by a wide margin for the past three calendar years and so far in 2005—a complete contrast to the trend in the mid-1990s, when U.S. markets soared and international markets floundered. The International Growth Fund’s ten-year performance reflected this down-and-up sequence, resulting in an average annual gain of 6.6% over the decade ended August 31. As the table on page 4 demonstrates, over those years the fund outpaced both its benchmark index and its average peer. In fact, a hypothetical investor committing $10,000 to the fund would have amassed $18,963 at the end of the ten years. That is $1,525 (or 8.7%) more than the average gain of peer funds over the same period.

The credit for this admirable performance goes largely to the man who has served fund shareholders since the fund’s 1981 inception—Richard Foulkes, vice chairman of Schroder Investment Management North America Inc. Richard will retire at the end of October after a distinguished career navigating the occasionally treacherous shoals of international markets. World events—the rise and subsequent collapse of the Japanese stock market, the march of globalization, and shockwaves from international currency panics, to name just a few—have all challenged his steady hand. He will be missed. I am personally grateful for his dedication to the fund’s investors, and I am confident that the fund will continue to benefit from the team of talented and experienced managers he has assembled to assume his duties.

Fund Assets Managed
	August 31, 2005
	$ Million	Percentage
Schroder Investment Management North America Inc.	$ 7,386	71%

Baillie Gifford Overseas Ltd.	2,681	26

Cash Investments[1]	296	3

Total	$10,363	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

5

Richard’s firm was joined in 2003 by another top international manager, Baillie Gifford Overseas, as co-advisor to the International Growth Fund. Having two investment advisors provides complementary management styles that further diversify the portfolio. Each manager’s share of the portfolio is shown in the table on page 5.

How international investments can aid your portfolio

As I mentioned earlier, your returns from this fund depend in part on the performance of large-capitalization growth stocks internationally and also the fluctuations of the U.S. dollar. Neither is directly correlated with the performance of the U.S. stock market—or the bond markets, for that matter. That is why the International Growth Fund can play an important role in diversifying your portfolio. Remember that diversification—holding a mix of stock funds, bond funds, and cash reserves appropriate for your risk tolerance and investment goals—can allow you to benefit over time as economies and markets around the world take their turns as the engines of economic progress. An important part of maintaining a diversified portfolio is rebalancing when one asset class has enjoyed prolonged outperformance. The strong returns of international funds in recent years may necessitate such a portfolio checkup.

A final point: costs matter. Over time, a higher expense ratio, sales commissions, and excessive transaction costs can reduce the share of returns that reaches mutual fund investors. Vanguard strives to provide the lowest expense ratios possible while maintaining high standards for investment management and client service. As you can see in the table below, the International Growth Fund carries an expense ratio that is less than half the average cost borne by competing funds. The steep difference in costs—like diversification—can help you improve your returns over time.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
September 15, 2005

Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average International Fund

International Growth Fund	0.60%	0.40%	1.73%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

6

Your Fund's Performance at a Glance August 31, 2004-August 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

International Growth Fund

Investor Shares	$16.33	$19.83	$0.315	$0.000

Admiral Shares	51.96	63.15	1.095	0.000

7

Advisor’s Report

International stock markets rose strongly over the year ending August 31, 2005. The Investor Shares of Vanguard International Growth Fund returned 23.5% to shareholders, which was in line with the 23.6% rise in the MSCI EAFE Index and slightly behind the 24.1% gain of the average international fund.

This report focuses on the position of the portfolio managed by Schroder Investment Management North America, representing 71% of the fund’s assets as of August 31, 2005.

The investment environment

With the esoteric exception of Venezuela, every stock market I follow around the world rose by more than 10% in dollar terms over the last fiscal year. Truly, we were in a global bull market fueled by strong corporate profit increases and easy monetary conditions. In this context, the U.S. large-capitalization market, like the Japanese market, was relatively disappointing, since both rose “only” 12% to 13%. European markets rose 26% in aggregate, and emerging markets by 42%. In the past I have highlighted the apparent paradox whereby current global economic growth relies largely on growth in the United States and China, yet better returns are earned elsewhere. Clearly, this stimulates exports from around the globe, and that is precisely what we have seen, notably in a wide range of industrial goods, materials, and natural resources. In addition, compared with U.S. firms, European and Japanese companies take longer to cut costs, so the benefits of higher productivity are still coming through in those markets while unit labor costs in the United States are now beginning to threaten corporate profit growth again.

Strong exports should have fed through into higher employment, but this has happened less than expected, as companies fight to keep costs down; consequently consumers outside the United States have typically been very cautious spenders. Japanese exports have decelerated sharply in recent months in tandem with China’s imports of manufactured goods, but full-time jobs have risen steadily in Japan throughout 2005. This is encouraging for that nation’s domestic demand, but we doubt that it will continue. Such trends are less discernible in Europe, where the labor market has been flat, leaving unemployment at 8.6% in the Eurozone, for example, and where real retail sales have been growing at under 1% per annum.

Japan and Germany have reacted better to these pressures than France and Italy, with economic reform firmly back on the political agenda. France, sadly, is still increasing protection for its industries. Italy desperately needs reform but seems to be heading in the opposite direction.

European markets, and notably the United Kingdom, have benefited from a wave of corporate takeover activity, from both companies and private equity investors. While corporate cash flows remain strong and money remains easily

8

accessible, this trend looks set to continue. This is particularly important in the United Kingdom, where the economic cycle has already started to decelerate sharply, particularly in the housing market, a situation that is materially affecting consumer spending.

The U.S. dollar was a most extraordinary performer during the past fiscal year. In the first six months, as expected, it fell by 7% under the burden of the growing deficit in the balance of foreign payments. But in the second half of the year, demand for the dollar surged back as holders favored the strength of the U.S. economy and the prospect of higher interest rates. The fickle nature of foreign exchange markets has long been a characteristic of international investing.

Our successes

Our portfolio is barbelled with aggressive positions in emerging markets to capture the best growth environments on the planet and more defensive positions in developed markets, reflecting their struggle to find top-line growth. Both elements of this policy worked well for us over the year, with emerging-market stocks producing returns approximately twice as high as the rest of the portfolio and our stocks in all but one defensive sector performing strongly.

In particular, our long-standing policy of favoring technology stocks in Asia (notably Korea, Taiwan, and India) over Europe paid off again this year.

Our failures

We correctly avoided pharmaceutical shares generally in the first half of the year for reasons that most investors noted. When I wrote to you six months ago, our view was that most of the bad news about products and the regulatory environment was priced in, and we were starting to buy again. However, our stock selection was disappointing, particularly in view of the ongoing poor performance of AstraZeneca.

I was also surprised by the strong performance of financial stocks in Japan and the Eurozone. We had far too little invested in this highly leveraged sector, anticipating that weak growth in domestic demand, which did transpire, would result in higher provisioning for delinquent loans and lower loan growth, neither of which transpired. That said, the stocks that we did hold performed very well.

Finally, the portfolio continued to suffer from the absence of commodity stocks, which typically rose by more than 50% over the year, as supply struggled to keep up with demand.

Our positioning

My comments above underline the portfolio’s positioning for a slowdown in global economic growth. The assumption evident in stock markets that strong profitability and cash flows will continue in Europe and, increasingly, Japan surprises me at a time when access to capital for expansion is relatively easy. Central bankers’ disinterest in rising rates

9

shows a lack of conviction that strong growth lies ahead. Our central expectation is that the global economy will muddle through despite its excesses and imbalances, but the risks are to the downside. The bias in the portfolio toward strongly financed companies with leading market positions will help mitigate these risks if need be.

This is my last letter to shareholders after 24 years at the helm of International Growth. I have been proud to manage money forVanguard and thank you all for the trust that you placed in me. I also wish to thank my team members at Schroders for all the help they have given me and wish them “Godspeed” as they sail on without me.

Respectfully,

Richard Foulkes, Executive Vice President
Schroder Investment Management
North America Inc.
September 16, 2005

10

Fund Profile
Figures as of August 31, 2005

Portfolio Characteristics

	Comparative Fund	Index[1]	Broad Index[2]
Number of Stocks	172	1,144	2,054
Turnover Rate	48%	—	—
Expense Ratio		—	—
Investor Shares	0.60%
Admiral Shares	0.40%
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	14%	12%	11%
Consumer Staples	11	8	8
Energy	10	9	11
Financials	20	27	26
Health Care	7	8	7
Industrials	14	10	10
Information Technology	7	6	7
Materials	4	8	8
Telecommunication Services	8	7	7
Utilities	4	5	5
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.97	1.00	0.97	1.00
Beta	1.04	1.00	1.04	1.00

Ten Largest Holdings3 (% of total net assets)

Tesco PLC	retail	2.9%
Vodafone Group PLC	telecommunications	2.7
BG Group PLC	energy and utilities	2.7
Royal Dutch Shell PLC	energy and utilities	2.7
Samsung Electronics Co., Ltd.	electronics	2.1
Petroleo Brasileiro ADR	energy and utilities	1.9
Suez SA	energy and utilities	1.9
Allied Irish Banks PLC	banking	1.8
Nestle SA (Registered)	food, beverage, and tobacco	1.7
Novartis AG (Registered)	pharmaceuticals	1.6
Top Ten		22.0%

Allocation by Region (% of portfolio)

61%	Europe
24	Pacific
14	Emerging Markets
1	Short-Term Reserves

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
     See page 35 for a glossary of investment terms.

11

Country Diversification

	Comparative Fund[1]	Index[2]	Broad Index[3]
Europe
United Kingdom	28%	26%	21%
France	10	10	8
Switzerland	8	7	6
Germany	6	7	6
Spain	3	4	3
Ireland	3	1	1
Sweden	2	3	2
Netherlands	1	3	3
Denmark	0	1	1
Italy	0	4	3
Belgium	0	1	1
Finland	0	1	1
Greece	0	1	0
Norway	0	1	1
Subtotal	61%	70%	57%
Pacific
Japan	18%	22%	19%
Australia	4	5	5
Hong Kong	1	2	2
Singapore	1	1	1
Subtotal	24%	30%	27%
Emerging Markets
South Korea	4%	—	2%
Brazil	3	—	1
India	1	—	1
Indonesia	1	—	0
Thailand	1	—	0
Taiwan	1	—	2
South Africa	1	—	1
Mexico	1	—	1
China	1	—	1
Russia	0	—	1
Subtotal	14%	—	10%
North America
Canada	0%	—	6%
Short-Term Reserves	1%	—	—

1 Country percentages exclude currency contracts held by the fund.
2 MSCI EAFE Index.
3 MSCI All Country World Index ex USA.

12

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1995–August 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

International Growth Fund Investor Shares[1]	23.54%	0.72%	6.61%	$18,963

MSCI All Country World Index ex USA	27.08	2.58	6.26	18,346

MSCI EAFE Index	23.58	1.25	5.58	17,207

Average International Fund[2]	24.09	-0.25	5.72	17,438

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

International Growth Fund Admiral Shares[1]	23.84%	7.79%	$135,511

MSCI All Country World Index ex USA	27.08	10.36	149,086

MSCI EAFE Index	23.58	8.37	138,492

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Derived from data provided by Lipper Inc.
3 August 13, 2001.
   Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

13

Fiscal-Year Total Returns (%) August 31, 1995–August 31, 2005

International Growth Fund Investor Shares

MSCI EAFE Index

Average Annual Total Returns for periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
International Growth Fund[1]	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	9/30/1981	12.73%	-1.35%	4.78%	1.41%	6.19%

Admiral Shares	8/13/2001	12.93	6.30[2]	—	—	—

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Return since inception.

14

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Growth Fund	Shares	Market Value• ($000)
Common Stocks (96.5%)[1]
Argentina (0.4%)
Tenaris SA ADR	336,000	38,465

Australia (3.7%)
BHP Billiton Ltd.	4,504,600	70,290
Foster's Group Ltd.	16,111,000	69,897
Woolworths Ltd.	5,117,800	62,806
^Westpac Banking Corp., Ltd.	3,311,000	49,293
Macquarie Infrastucture Group	15,772,389	46,446
Tabcorp Holdings Ltd.	2,806,996	34,913
Woodside Petroleum Ltd.	1,170,000	29,036
Macquarie Bank Ltd.	546,000	26,049
Austria (0.1%)		388,730
Telekom Austria AG	458,517	9,636
Belgium (0.3%)
^KBC Bankverzekeringsholding	400,500	33,179

Brazil (2.6%)
Petroleo Brasileiro Series A ADR	1,894,200	104,162
Petroleo Brasileiro ADR	1,475,996	92,338
Companhia Vale do Rio Doce ADR	1,105,200	33,156
Unibanco-Uniao de Bancos Brasileiros SA	2,553,822	22,672
Tele Norte Leste Participacoes ADR	938,000	14,108
* Contax Participacoes SA ADR	938,000	657
China (0.5%)		267,093
Cosco Pacific Ltd.	14,519,000	28,836
^CNOOC Ltd.	36,135,000	26,059
Denmark (0.4%)		54,895
Danske Bank A/S	1,453,730	44,028

France (9.8%)
^Suez SA	6,694,000	195,280
^L'Oreal SA	1,493,052	119,859
France Telecom SA	3,566,259	107,486
^Groupe Danone	846,000	89,339
^LVMH Louis Vuitton Moet Hennessy	940,625	76,069
^Societe Generale Class A	628,465	67,930
Total SA	226,000	59,427
Essilor International SA	647,900	50,534
Vivendi Universal SA	1,404,000	44,239
^Sanofi-Aventis	501,500	42,812
^L'Air Liquide SA (Registered)	243,000	42,227
^Imerys SA	471,000	34,634
^Pernod Ricard SA	180,850	31,338
^Publicis Groupe SA	879,734	29,192
^Thales SA	487,000	22,063
Germany (5.4%)		1,012,429
Siemens AG	2,118,000	160,883
Deutsche Bank AG	1,717,000	148,992
SAP AG	405,800	68,839
Porsche AG	61,600	48,054
Bayer AG	1,123,213	39,698

15

	Shares	Market Value• ($000)
Adidas-Salomon AG	205,710	36,807
RWE AG	450,000	30,135
Bayerische Motoren Werke AG	649,600	29,223
Hong Kong (0.9%)		562,631
Jardine Matheson Holdings Ltd.	2,263,200	37,681
Cheung Kong Holdings Ltd.	1,810,000	19,769
Li & Fung Ltd.	8,620,000	17,573
Hong Kong Exchanges & Clearing Ltd.	4,790,000	14,786
India (1.4%)		89,809
*2 State Bank of India Warrants Exp. 12/23/05	2,711,000	49,486
*2 Satyam Computer Services Ltd. Warrants Exp. 11/4/05	3,956,000	48,046
*2 Oriental Bank of Commerce Warrants Exp. 8/8/06	2,745,000	16,045
*2 Zee Telefilm Warrants Exp. 5/19/06	3,508,240	15,289
*2 State Bank of India Warrants Exp. 1/5/06	654,729	11,818
Indonesia (0.8%)		140,684
PT Telekomunikasi Indonesia Tbk	85,813,500	42,170
PT Indonesian Satellite Corp Tbk	71,158,500	36,498
PT Gudang Garam Tbk	4,762,846	5,107
Ireland (3.1%)		83,775
Allied Irish Banks PLC (U.K. Shares)	7,183,843	155,349
Anglo Irish Bank Corp. PLC	5,198,000	70,154
Bank of Ireland	4,148,000	65,417
Allied Irish Banks PLC	1,311,160	28,550
		319,470
Israel (0.3%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	880,200	28,554

Italy (0.4%)
^Riunione Adriatica di Sicurta SpA	1,863,900	38,603

Japan (17.7%)
Toyota Motor Corp.	3,462,000	141,244
Mitsubishi Tokyo Financial Group Inc.	12,779	131,353
Mitsubishi Corp.	7,335,000	120,964
East Japan Railway Co.	18,648	100,192
KDDI Corp.	18,805	98,954
Mitsui & Co., Ltd.	9,337,000	98,470
Mitsubishi Estate Co., Ltd.	7,898,000	94,652
^T & D Holdings, Inc.	1,318,000	75,124
Canon, Inc.	1,489,400	75,122
Takeda Pharmaceutical Co. Ltd.	1,352,300	73,063
Denso Corp.	2,873,000	72,735
Japan Tobacco, Inc.	3,864	55,833
Ricoh Co.	3,424,000	53,138
Sumitomo Electric Industries Ltd.	3,780,000	46,586
Mitsui Sumitomo Insurance Co.	3,760,000	38,269
Ushio Inc.	1,938,000	38,255
Hoya Corp.	290,800	37,970
^Asahi Glass Co., Ltd.	3,681,000	37,834
Ito-Yokado Co., Ltd.	1,025,000	36,785
Nissan Motor Co., Ltd.	3,379,400	35,426
SMC Corp.	268,400	33,270
*^UFJ Holdings Inc.	4,860	30,447
Sumitomo Realty & Development Co.	2,283,000	29,352

16

	Shares	Market Value• ($000)
Sumitomo Heavy Industries Ltd.	5,223,000	29,320
Mitsubishi Electric Corp.	5,199,000	27,940
Keyence Corp.	116,500	27,421
Daito Trust Construction Co., Ltd.	647,500	27,015
Omron Corp.	1,036,600	22,953
Yokogawa Electric Corp.	1,734,000	22,877
Koyo Seiko Co., Ltd.	1,547,000	22,489
^Yamada Denki Co., Ltd.	348,300	22,328
Mitsui Osk Lines Ltd.	3,014,000	22,167
Konica Minolta Holdings, Inc.	2,226,500	21,454
Tokyu Corp.	3,694,000	17,354
^Marui Co., Ltd.	934,000	15,296
Sysmex Corp.	41,800	2,625
Toho Co., Ltd.	9,900	151
Mexico (0.6%)		1,836,428
America Movil SA de CV Series L ADR	2,749,608	60,491

Netherlands (1.4%)
Reed Elsevier NV	4,981,042	69,379
TNT NV	2,176,296	55,905
Verenigde Nederlandse Uitgeversbedrijven NV	582,590	17,873

Russia (0.2%)		143,157
*Mobile Telesystems ADR	434,800	16,088

Singapore (0.6%)
Singapore Press Holdings Ltd.	18,135,000	48,783
^Noble Group Ltd.	13,552,000	11,632
South Africa (0.6%)		60,415
Sasol Ltd.	1,105,000	37,117
MTN Group Ltd.	3,505,000	25,491
South Korea (4.2%)		62,608
Samsung Electronics Co., Ltd.	368,000	194,455
Hyundai Motor Co. Ltd.	984,000	67,714
Shinsegae Co., Ltd.	152,372	54,289
* LG. Philips LCS Co., Ltd. ADR	2,380,682	54,161
Hana Bank	896,000	27,047
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	1,200,000	23,318
* Samsung Electronics Co., Ltd. GDR	69,300	18,174

Spain (3.0%)		439,158
Telefonica SA	6,520,800	107,848
^Iberdrola SA	3,751,000	96,567
Banco Santander Central Hispano SA	4,799,509	58,748
^Banco Popular Espanol SA	2,318,400	28,327
^Industria de Diseno Textil SA	731,284	19,905
Sweden (2.2%)		311,395
Skandinaviska Enskilda Banken AB A Shares	3,614,000	65,601
^Sandvik AB	1,022,400	45,074
^Atlas Copco AB A Shares	2,547,390	44,016
Telefonaktiebolaget LM Ericsson AB Class B	12,194,815	42,364
Svenska Handelsbanken AB A Shares	1,373,670	29,933

Switzerland (7.6%)		226,988
Nestle SA (Registered)	634,000	177,617
Novartis AG (Registered)	3,471,000	168,174
^Roche Holdings AG	1,126,000	155,696
Cie. Financiere Richemont AG	2,499,571	94,595
UBS AG (Registered)	762,218	62,302
*^ABB Ltd.	5,882,780	42,630
^Adecco SA (Registered)	832,167	39,647
Holcim Ltd. (Registered)	450,280	29,117
Synthes, Inc.	111,069	13,348
		783,126

17

	Shares	Market Value• ($000)
Taiwan (0.6%)
* Hon Hai Precision Industry Co., Ltd.	6,735,996	34,933
Fubon Financial Holding Co., Ltd. GDR	3,556,756	32,169
Thailand (0.7%)		67,102
Kasikornbank Public Co. Ltd. (Foreign)	32,271,100	49,221
Ptt Public Co., Ltd. (Local)	4,423,900	26,347
United Kingdom (27.0%)		75,568
Tesco PLC	51,689,043	303,971
Vodafone Group PLC	102,790,281	280,791
BG Group PLC	30,963,511	279,599
Royal Dutch Shell PLC Class B	4,762,545	161,121
Royal Bank of Scotland Group PLC	5,388,034	157,603
* Royal Dutch Shell PLC Class A	3,494,000	113,615
Brambles Industries PLC	18,822,854	112,375
Kingfisher PLC	22,356,527	101,482
Smith & Nephew PLC	10,531,317	101,284
Smiths Group PLC	6,022,000	98,617
Signet Group PLC	48,521,000	95,365
HBOS PLC	5,970,533	93,683
Centrica PLC	19,712,700	88,748
Prudential PLC	7,772,333	71,052
Rio Tinto PLC	1,858,000	65,868
GUS PLC	3,658,000	60,040
Reckitt Benckiser PLC	1,880,000	58,214
AstraZeneca Group PLC	1,241,685	56,887
EMI Group PLC	9,147,000	42,895
Bunzl PLC	4,033,777	39,806
Carnival PLC	748,030	38,717
Rolls-Royce Group PLC	6,357,000	38,703
Imperial Tobacco Group PLC	1,360,000	37,744
Premier Farnell PLC	11,258,300	35,638
Hilton Group PLC	6,126,000	34,767
Johnson Matthey PLC	1,624,781	33,215
Provident Financial PLC	2,638,000	30,457
Rexam PLC	3,260,636	29,597
Wolseley PLC	1,322,000	26,918
Capita Group PLC	3,670,000	24,112
Barclays PLC	2,301,900	22,982
Next PLC	788,000	21,456
* Cairn Energy PLC	615,558	19,670
Standard Chartered PLC	851,000	18,200
* Filtrona PLC	1,629,500	7,151
		2,802,343
Total Common Stocks (Cost $7,880,331)		9,996,848
Temporary Cash Investments (7.7%)[1]
Money Market Fund (7.5%)
Vanguard Market Liquidity Fund, 3.542%[3]	360,312,872	360,313
Vanguard Market Liquidity Fund, 3.542%[3]—Note G	412,448,084	412,448
	Face Amount ($000)	772,761
U.S. Agency Obligation (0.2%)
Federal National Mortgage Assn[4] [5] 3.468 10/12/05	25,000	24,900
Total Temporary Cash Investments (Cost $797,663)		797,661
Total Investments (104.2%) (Cost $8,677,994)		10,794,509

18

Market Value• ($000)
Other Assets and Liabilities (-4.2%)
Other Assets—Note C	95,485
Security Lending Collateral Payable to Brokers—Note G	(412,448)
Other Liabilities	(114,627)
(431,590)
Net Assets (100%)	10,362,919

At August 31, 2005, net assets consisted of:[6]	Amount ($000)
Paid-in Capital	8,120,947
Undistributed Net Investment Income	132,587
Accumulated Net Realized Losses	(20,773)
Unrealized Appreciation (Depreciation)
Investment Securities	2,116,515
Futures Contracts	17,468
Foreign Currencies and Forward Currency Contracts	(3,825)
Net Assets	10,362,919

Investor Shares—Net Assets
Applicable to 412,529,715 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,181,721
Net asset value per share— Investor Shares	$19.83

Admiral Shares—Net Assets
Applicable to 34,542,060 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,181,198
Net asset value per share— Admiral Shares	$63.15

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
^Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 4.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of these securities was $140,684,000, representing 1.4% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $24,900,000 have been segregated as initial margin for open futures contracts. 6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

6	See Note E in Notes to Financial Statements for the tax-basis components of net assets

ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

19

Statement of Operations

Year Ended August 31, 2005 ($000)
Investment Income
Income
Dividends[1]	215,114
Interest[2]	12,885
Security Lending	5,724
Total Income	233,723
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,431
Performance Adjustment	(1,260)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	34,254
Admiral Shares	3,709
Marketing and Distribution
Investor Shares	1,140
Admiral Shares	265
Custodian Fees	3,003
Auditing Fees	28
Shareholders' Reports
Investor Shares	261
Admiral Shares	1
Trustees' Fees and Expenses	17
Total Expenses	53,849
Expenses Paid Indirectly—Note D	(1,831)
Net Expenses	52,018
Net Investment Income	181,705
Realized Net Gain (Loss)
Investment Securities Sold	789,423
Futures Contracts	39,894
Foreign Currencies and Forward Currency Contracts	6,143
Realized Net Gain (Loss)	835,460
Change in Unrealized Appreciation (Depreciation)
Investment Securities	898,329
Futures Contracts	24,768
Foreign Currencies and Forward Currency Contracts	(4,188)
Change in Unrealized Appreciation (Depreciation)	918,909
Net Increase (Decrease) in Net Assets Resulting From Operations	1,936,074

1	Dividends are net of foreign withholding taxes of $6,647,000.
2	Interest income from affiliated companies of the fund was $12,431,000.

20

Statement of Changes in Net Assets

Year Ended August 31,

2005	2004
($000)	($000)

Increase (Decrease) In Net Assets
Operations
Net Investment Income	181,705	132,669
Realized Net Gain (Loss)	835,460	546,876
Change in Unrealized Appreciation (Depreciation)	918,909	501,051
Net Increase (Decrease) in Net Assets Resulting from Operations	1,936,074	1,180,596
Distributions
Net Investment Income
Investor Shares	(132,990)	(82,650)
Admiral Shares	(26,782)	(17,801)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(159,772)	(100,451)
Capital Share Transactions—Note H
Investor Shares	(91,001)	431,895
Admiral Shares	618,224	45,509
Net Increase (Decrease) from Capital Share Transactions	527,223	477,404
Total Increase (Decrease)	2,303,525	1,557,549
Net Assets
Beginning of Period	8,059,394	6,501,845
End of Period[1]	10,362,919	8,059,394

1 Including undistributed net investment income of $132,587,000 and $106,980,000.

21

Financial Highlights

International Growth Fund Investor Shares
Year Ended August 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$16.33	$14.01	$12.97	$15.41	$22.23
Investment Operations
Net Investment Income	.341	.27	.19	.19	.23
Net Realized and Unrealized Gain (Loss) on Investments	3.474	2.26	1.03	(2.35)	(5.41)
Total from Investment Operations	3.815	2.53	1.22	(2.16)	(5.18)
Distributions
Dividends from Net Investment Income	(.315)	(.21)	(.18)	(.24)	(.22)
Distributions from Realized Capital Gains	—	—	—	(.04)	(1.42)
Total Distributions	(.315)	(.21)	(.18)	(.28)	(1.64)
Net Asset Value, End of Period	$19.83	$16.33	$14.01	$12.97	$15.41
Total Return[1]	23.54%	18.14%	9.62%	-14.20%	-24.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,182	$6,797	$5,458	$4,930	$6,447
Ratio of Total Expenses to Average Net Assets[2]	0.60%	0.63%	0.69%	0.67%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.69%	1.57%	1.28%	1.19%
Portfolio Turnover Rate	48%	45%	59%	40%	48%

1	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.02%, and 0.01%.

22

International Growth Fund Admiral Shares
For a Share Outstanding	Year Ended August 31,				Aug. 13[1] to Aug. 31,
Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$51.96	$44.57	$41.27	$49.02	$50.00
Investment Operations
Net Investment Income	1.222	.93	.681	.677	.07
Net Realized and Unrealized Gain (Loss) on Investments	11.063	7.21	3.264	(7.502)	(1.05)
Total from Investment Operations	12.285	8.14	3.945	(6.825)	(.98)
Distributions
Dividends from Net Investment Income	(1.095)	(.75)	(.645)	(.795)	—
Distributions from Realized Capital Gains	—	—	—	(.130)	—
Total Distributions	(1.095)	(.75)	(.645)	(.925)	—
Net Asset Value, End of Period	$63.15	$51.96	$44.57	$41.27	$49.02
Total Return[2]	23.84%	18.36%	9.80%	-14.12%	-1.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,181	$1,262	$1,044	$895	$495
Ratio of Total Expenses to Average Net Assets[3]	0.40%	0.45%	0.51%	0.54%	0.54%[4]
Ratio of Net Investment Income to Average Net Assets	2.07%	1.86%	1.76%	1.53%	2.50%[4]
Portfolio Turnover Rate	48%	45%	59%	40%	48%

1 Inception.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.02%, and 0.01%.
4 Annualized.
    See accompanying notes, which are an integral part of the financial statements.

23

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

24

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For Schroder, the adjustments are based on performance for the preceding three years, and for Baillie Gifford the adjustments are based on performance since December 1, 2003.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $1,260,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $1,223,000 to

25

Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $1,824,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2005, the fund realized net foreign currency losses of $445,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The fund realized gains on sales of “passive foreign investment companies” of $4,119,000, which have been included in current and prior periods’ taxable income and distributions to shareholders; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2005, the fund had $149,815,000 of ordinary income available for distribution. The fund had available realized losses of $25,164,000 to offset future net capital gains through August 31, 2011.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,115,114,000, consisting of unrealized gains of $2,197,824,000 on securities that had risen in value since their purchase and $82,710,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Dow Jones EURO STOXX 50 Index	2,886	116,418	3,498

FTSE 100 Index	1,017	97,081	4,684

Topix Index	701	80,497	8,048

S&P ASX 200 Index	345	28,868	1,238

26

At August 31, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date	Receive		Deliver		($000)
9/21/2005	EUR	95,152	USD	117,118	1,388

9/21/2005	GBP	53,093	USD	95,450	(1,106)

9/14/2005	JPY	8,295,001	USD	74,729	(3,580)

9/21/2005	AUD	37,665	USD	28,265	(564)

AUD—Australian dollar
EUR—Euro
GBP—British pound
JPY—Japanese yen
USD—U.S. dollar

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $37,000 resulting from the translation of other assets and liabilities at August 31, 2005.

F.     During the year ended August 31, 2005, the fund purchased $5,029,264,000 of investment securities and sold $4,248,655,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at August 31, 2005, was $399,176,000, for which the fund held cash collateral of $412,448,000.

H.     Capital share transactions for each class of shares were:

	Year Ended August 31,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,362,143	73,790	1,286,444	79,993

Issued in Lieu of Cash Distributions	127,164	7,006	78,734	5,083

Redeemed[1]	(1,580,308)	(84,616)	(933,283)	(58,462)

Net Increase (Decrease)—Investor Shares	(91,001)	(3,820)	431,895	26,614

Admiral Shares

Issued	900,641	15,055	383,409	7,512

Issued in Lieu of Cash Distributions	23,476	407	15,842	322

Redeemed[1]	(305,893)	(5,213)	(353,742)	(6,957)

Net Increase (Decrease)—Admiral Shares	618,224	10,249	45,509	877

1 Net of redemption fees of $140,000 and $197,000 (fund totals).

27

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 7, 2005

Special 2005 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $108,150,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $221,368,000 and foreign taxes paid of $6,306,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns International Growth Fund Investor Shares[1] Periods Ended August 31, 2005	One Year	Five Years	Ten Years
Returns Before Taxes	23.54%	0.72%	6.61%
Returns After Taxes on Distributions	23.14	0.00	5.69
Returns After Taxes on Distributions and Sale of Fund Shares	15.59	0.28	5.32

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2005 International Growth Fund	Beginning Account Value 2/28/2005	Ending Account Value 8/31/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,031.20	$3.02
Admiral Shares	1,000.00	1,032.71	2.00
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.23	$3.01
Admiral Shares	1,000.00	1,023.24	1.99

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.59% for Investor Shares and 0.39% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Note that the expenses shown in the table on the previous page are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% fee that applies to shares purchased on or after June 27, 2003, and held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

31

Trustees Renew Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreements with its two advisors, Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd., as well as the subadvisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements with Schroder and Baillie Gifford based upon its most recent evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board considered the following:

• Schroder Investment Management North America Inc. Schroder plc, the parent company of Schroder Inc., has investment management experience dating back to 1926. Schroder Inc. selects attractive growth stocks for the fund from developed and emerging markets outside the United States. Richard Foulkes has worked in investment management since 1961 and has managed the fund since its inception. As previously announced, Mr. Foulkes will retire on October 31, 2005, and his responsibilities will be assumed by Virginie Maisonneuve and Matthew Dobbs. Ms. Maisonneuve, who joined Schroder in 2004, has nearly two decades of portfolio management experience. Mr. Dobbs has worked closely with Mr. Foulkes on the fund since 1999.

• Baillie Gifford Overseas Ltd. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is one of the largest independently owned investment management firms in the United Kingdom. Baillie Gifford Overseas builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. James K. Anderson has worked in investment management since 1983 and has managed a portion of the fund’s assets since 2003.

The board concluded that each advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each advisor has carried out its investment strategy in disciplined fashion, and the results provided by each have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

32

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because both Schroder and Baillie Gifford are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Schroder and Baillie Gifford increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

33

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors upon request.) Previously, Vanguard had been required to present separate fee schedules for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by Vanguard. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard now has up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard International Growth Fund charges a redemption fee on shares redeemed within two months of purchase. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

34

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447 Direct Investor Account Services > 800-662-2739	Vanguard, The Vanguard Group, Vanguard.com, Admiral, Connect with Vanguard, and the ship logo are trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102005

Vanguard® Calvert Social Index Fund

› Annual Report

August 31, 2005

>The Investor Shares of Vanguard Calvert Social Index Fund returned 10.2% during the 2005 fiscal year. The fund’s Institutional Shares returned 10.3%. These results were in line with the return of the fund’s target index, but somewhat shy of the return of the average peer fund.

>The broad U.S. stock market returned 15.9% for the 12 months, driven by positive economic news early in the period.

> The fund’s technology and consumer discretionary stocks generated much of its gain. Its small allocations to “other energy,”producer durables, and utilities also proved beneficial.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund's After-Tax Returns	27
About Your Fund's Expenses	28
Trustees Renew Advisory Arrangement	30
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2005
Vanguard Calvert Social Index Fund
Investor Shares	10.2%
Institutional Shares	10.3
Calvert Social Index	10.4
Average Large-Cap Growth Fund(1)	13.7
Dow Jones Wilshire 5000 Index	15.9

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Calvert Social Index Fund returned 10.2% and the Institutional Shares 10.3% during the fiscal year ended August 31, 2005. A large portion of the return came from technology and consumer discretionary stocks. The fund closely tracked its target index, but trailed the average return of large growth funds by more than three percentage points.

The table on page 1 presents the 12-month total return (capital change plus reinvested dividends) for your fund’s Investor Shares, along with those of its comparative standards. The table also includes the return for the fund’s lower-cost Institutional Shares, which require a minimum investment of $5 million.

You can find information on the fund’s per-share distributions during the period and its starting and ending net asset values in the table on page 6. If you hold shares of the fund in a taxable account, you may wish to review the report on after-tax returns on page 27.

Stocks staged a stealth rally during the fiscal year

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 15.9%, with periods of pronounced gains punctuated by stretches of weakness.

2

Smaller stocks outpaced their larger counterparts, and international stocks, particularly those from emerging markets, delivered outstanding returns.

As oil prices touched all-time highs, energy-related stocks were, not surprisingly, among the best performers. (It’s worth noting that, in inflation-adjusted terms, energy prices remained well below their early-1980s peaks.) Financial services and auto-industry stocks were among the weaker performers. Banks and other lenders contended with a tricky interest rate environment, while the well-publicized financial woes of the auto giants and their suppliers weighed on their share prices.

In the bond market, yields defied expectations

In the fixed income markets, short-term interest rates rose sharply while longer-term rates declined, an unusual pattern. Since June 2004, the Federal Reserve Board has steadily boosted its target for the federal funds rate in an effort to preempt inflationary pressures. During the 12 months, the yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves, rose from 1.58% to 3.50%.

Corporate bonds outperformed government issues, and the Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 4.1% for the 12 months.

Market Barometer
Average Annual Total Returns Periods Ended August 31, 2005
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	14.6%	12.9%	-2.4%
Russell 2000 Index (Small-caps)	23.1	21.0	5.7
Dow Jones Wilshire 5000 Index (Entire market)	15.9	14.1	-1.6
MSCI All Country World Index ex USA (International)	27.1	20.5	2.6
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.1%	4.9%	7.0%
Lehman Municipal Bond Index	5.3	5.2	6.4
Citigroup 3-Month Treasury Bill Index	2.4	1.5	2.4
CPI
Consumer Price Index	3.6%	2.8%	2.6%

3

Technology, consumer-oriented stocks led the fund’s performance

The Calvert Social Index Fund saw positive performance from 10 of the 11 sectors in which it was invested during the year. The sole exception was the small “other” category, which includes conglomerates that cross several business lines; these represented less than 1% of total assets on average.

The selection criteria for the Calvert Social Index have traditionally favored growth-oriented stocks in industries such as technology and health care, rather than value-oriented issues in such industries as utilities, manufacturing, and chemical production. In constructing the index, the Calvert Group of Bethesda, Maryland, uses a series of social screens to evaluate companies for inclusion. These screens assess each company in terms of workplace issues, environmental issues, product safety and impact, international operations and human rights, indigenous people’s rights, community relations, and corporate responsibility. As of August 31, the index included about 620 of the 1,000 largest U.S. companies.

During the fiscal year, the fund benefited from strong performance in the technology and consumer discretionary sectors, which together accounted for about one-third of the portfolio’s assets. Among the most notable tech performers were Intel, Apple Computer, and Microsoft. In the consumer discretionary group, Home Depot, Lowe’s, and takeover target Gillette were leading performers.

Small but important contributions also came from other sectors. These included producer durables, utilities, and “other energy,” a sector that is home to service providers for energy-related businesses. The last two profited from rising oil prices and growing power demand in a relatively strong economy, while the first simply saw a number of small gains from individual companies.

Total Returns	May 31, 2000,[1] to August 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Calvert Social Index Fund Investor Shares	-3.3%	$8,379

Calvert Social Index	-3.2	8,436

Average Large-Cap Growth Fund	-7.0	6,830

Dow Jones Wilshire 5000 Index	0.2	10,113

1 Fund inception.

4

Relatively weaker performance came from the fund’s largest sector, financial services. Disappointing results from several large index holdings, among them JPMorgan Chase and Bank of America, reined in the sector’s returns. Health care holdings were also relatively weak, as a number of sizable index constituents, most notably the beleaguered Pfizer, declined.

The timing of the fund’s inception has hurt its long-term record

Your fund was introduced near the beginning of the three-year downturn that took the U.S. stock market from its high point to unanticipated depths. As a result, the fund’s performance over its brief lifetime of slightly more than five years appears rather disappointing on an absolute basis. On a relative scale, however, the picture is brighter.

Since its May 31, 2000, inception, the fund has averaged an annual return of –3.3%. The gap between the returns of the fund and its target index is quite small, which is a credit to the indexing team in Vanguard’s Quantitative Equity Group. This tight tracking of the index has been impressive, because the Calvert Social Index does not incur operating expenses as the fund does. In comparison with its average mutual fund peer, the fund looks even better. As shown in the table on page 4, an initial investment of $10,000 in the fund would have been worth $8,379 on August 31, while a similar investment in the average peer would have resulted in $1,549 less.

Extremely low costs have been an important element in the fund’s competitiveness. A low expense ratio allows the fund to pass along a larger share of its investment returns to you, where they belong. The table on this page summarizes your fund’s costs, along with those of its peer group.

The virtues of having a plan

As we have counseled through the years, choosing and sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances can be one of the most critical determinants of your portfolio’s long-term success. It is important that you remain comfortable and confident in the choices you make, and resist the temptation to change course in the face of short-term adversity.

Expense Ratios: [1] Your fund compared with its peer group
	Investor Shares	Institutional Shares	Average Large-Cap Growth Fund

Calvert Social Index Fund	0.25%	0.12%	1.51%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

5

As part of a “no hassle” long-term investment program, indexing can play a useful role. By design, the indexing strategy can help you to capture much of the return of the relevant target index. Over time, in fact, this seemingly modest ambition has often wound up delivering above-average performance relative to actively managed competitors. For socially conscious investors seeking the benefits of indexing, Vanguard Calvert Social Index Fund can be an important portfolio holding.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
September 14, 2005

Your Fund's Performance at a Glance August 31, 2004-August 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Calvert Social Index Fund

Investor Shares	$7.40	$8.03	$0.120	$0.000

Institutional Shares	7.41	8.04	0.128	0.000

Fund to Adopt New Benchmark, Change Name

As part of Vanguard’s ongoing efforts to provide superior investments at the lowest reasonable cost, the fund’s board of trustees recently elected to adopt a new target index, the FTSE4Good US Select Index, for the fund. This index, which is administered by FTSE Group, is based on socially responsible criteria comparable to those of the Calvert Social Index. The change will not affect the fund’s investment objectives and strategy, nor will it substantially alter the fund’s fundamental characteristics. As part of this change, the fund will be renamed Vanguard FTSE Social Index Fund. We expect the changes to be effective in late December.

6

Fund Profile
Figures as of August 31, 2005

Portfolio Characteristics	Fund	Target Index[1]	Broad Index[2]
Number of Stocks	620	616	4,942
Median Market Cap	$33.2B	$36.5B	$26.0B
Price/Earnings Ratio	25.6x	25.6x	20.9x
Price/Book Ratio	4.2x	4.1x	2.8x
Yield		1.5%	1.6%
Investor Shares	1.3%
Institutional Shares	1.4%
Return on Equity	19.2%	19.1%	17.7%
Earnings Growth Rate	13.4%	13.4%	9.4%
Foreign Holdings	0.2%	0.2%	1.1%
Turnover Rate	12%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Institutional Shares	0.12%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Target Index[1]	Broad Index[2]
Auto & Transportation	2%	2%	2%
Consumer Discretionary	14	14	16
Consumer Staples	5	5	7
Financial Services	28	28	22
Health Care	15	15	13
Integrated Oils	0	0	5
Other Energy	1	1	4
Materials & Processing	2	2	4
Producer Durables	5	5	5
Technology	23	23	13
Utilities	4	4	6
Other	1	1	3

Volatility Measures	Fund	Target Index[1]	Fund	Broad Index[2]
R-Squared	1.00	1.00	0.96	1.00
Beta	1.00	1.00	1.11	1.00

Ten Largest Holdings (% of total net assets)[3]
Microsoft Corp.	software	4.0%
Pfizer Inc.	pharmaceuticals	2.9
Johnson & Johnson	pharmaceuticals	2.8
Bank of America Corp.	banking	2.6
Intel Corp.	electronics	2.4
The Procter & Gamble Co.	consumer products	2.1
International Business Machines Corp.	computer hardware	2.0
JPMorgan Chase & Co.	banking	1.8
Cisco Systems, Inc.	computer hardware	1.7
Amgen, Inc.	pharmaceuticals	1.5
Top Ten		23.8%

1 Calvert Social Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2000–August 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005			Final Value of a $10,000
	One Year	Five Years	Since Inception[1]	Investment

Calvert Social Index Fund Investor Shares[2]	10.16%	-5.48%	-3.31%	$8,379

Dow Jones Wilshire 5000 Index	15.88	-1.61	0.21	10,113

Calvert Social Index	10.39	-5.26	-3.19	8,436

Average Large-Cap Growth Fund[3]	13.74	-9.97	-7.01	6,830

	One Year	Since Inception[1]	Final Value of a $5,000,000 Investment

Calvert Social Index Fund Institutional Shares	10.26%	11.38%	$6,636,210

Dow Jones Wilshire 5000 Index	15.88	15.22	7,255,655

Calvert Social Index	10.39	11.46	6,649,414

1 For Investor Shares, May 31, 2000; for Institutional Shares, January 14, 2003.
2 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under 10,000.
3 Derived from data provided by Lipper Inc.
   Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

8

Fiscal-Year Total Returns (%) May 31, 2000–August 31, 2005

Calvert Social Index Fund Investor Shares
Calvert Social Index

Average Annual Total Returns for periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares[1]	5/31/2000	2.05%	-5.16%	-4.86%	0.84%	-4.02%

Institutional Shares	1/14/2003	2.28	10.78(2)	—	—	—

1 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Return since inception.

9

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (100.1%)
Auto & Transportation (1.8%)
United Parcel Service, Inc.	36,135	2,562
FedEx Corp.	16,475	1,342
Harley-Davidson, Inc.	17,082	841
Southwest Airlines Co.	41,160	548
Genuine Parts Co.	10,214	468
Expeditors International of Washington, Inc.	6,260	347
C.H. Robinson Worldwide, Inc.	5,018	310
BorgWarner, Inc.	3,226	189
CNF Inc.	3,065	155
Gentex Corp.	9,014	154
* JetBlue Airways Corp.	5,552	106
Visteon Corp.	7,900	78
ArvinMeritor, Inc.	4,000	74
Consumer Discretionary (14.3%)		7,174
Home Depot, Inc.	128,319	5,174
Time Warner, Inc.	257,535	4,615
Gillette Co.	52,743	2,841
Lowe's Cos., Inc.	40,952	2,634
* Yahoo! Inc.	76,030	2,535
Target Corp.	46,871	2,519
* eBay Inc.	57,979	2,348
Kimberly-Clark Corp.	28,122	1,753
* Liberty Media Corp.	150,281	1,249
Costco Wholesale Corp.	26,954	1,171
* Starbucks Corp.	23,349	1,145
Best Buy Co., Inc.	23,478	1,119
The McGraw-Hill Cos., Inc.	21,851	1,054
* Electronic Arts Inc.	17,476	1,001
Staples, Inc.	43,437	954
* Kohl's Corp.	17,730	930
Avon Products, Inc.	27,506	903
Omnicom Group Inc.	10,716	862
* Amazon.com, Inc.	17,395	743
* Bed Bath & Beyond, Inc.	17,593	713
The Gap, Inc.	37,341	710
* Apollo Group, Inc. Class A	8,840	695
* Liberty Global Inc. Class A	12,584	639
* Office Depot, Inc.	18,257	548
* Sirius Satellite Radio, Inc.	69,615	479
R.R. Donnelley & Sons Co.	12,764	477
Nordstrom, Inc.	13,857	465
* XM Satellite Radio Holdings, Inc.	12,443	439
Mattel, Inc.	24,134	435
Black & Decker Corp.	4,846	413
Eastman Kodak Co.	16,665	406
Harman International Industries, Inc.	3,909	404
* Univision Communications Inc.	14,940	402
EchoStar Communications Corp. Class A	12,751	382
* Chico's FAS, Inc.	10,428	362
Robert Half International, Inc.	10,031	338
Dollar General Corp.	17,440	332
Estee Lauder Cos. Class A	7,834	316
Washington Post Co. Class B	364	303

10

	Shares	Market Value• ($000)
Whirlpool Corp.	3,954	301
New York Times Co. Class A	8,513	272
Darden Restaurants Inc.	8,609	270
* Advance Auto Parts, Inc.	4,366	266
Fastenal Co.	4,158	252
* Discovery Holding Co. Class A	16,328	247
* Getty Images, Inc.	2,794	239
E.W. Scripps Co. Class A	4,780	239
Manpower Inc.	5,294	239
The Stanley Works	5,009	229
RadioShack Corp.	9,126	229
CDW Corp.	3,758	222
* Williams-Sonoma, Inc.	5,469	220
* Iron Mountain, Inc.	6,375	220
PETsMART, Inc.	8,473	218
Ross Stores, Inc.	8,715	217
Alberto-Culver Co. Class B	4,737	203
* Lamar Advertising Co. Class A	4,991	201
Jones Apparel Group, Inc.	7,056	199
* Monster Worldwide Inc.	6,325	198
The Corporate Executive Board Co.	2,400	194
* CarMax, Inc.	6,012	192
* Brinker International, Inc.	5,132	191
Family Dollar Stores, Inc.	9,092	181
Outback Steakhouse, Inc.	4,300	179
* O'Reilly Automotive, Inc.	6,480	179
Reebok International Ltd.	2,841	160
* Saks Inc.	7,250	157
Sabre Holdings Corp.	7,933	152
* Pixar, Inc.	3,317	146
* Dollar Tree Stores, Inc.	6,274	143
* The Cheesecake Factory Inc.	4,496	142
Belo Corp. Class A	5,639	138
* Education Management Corp.	3,936	133
* Weight Watchers International, Inc.	2,338	132
The Brink's Co.	3,266	131
* Tech Data Corp.	3,344	122
* Barnes & Noble, Inc.	3,238	122
* Valassis Communications, Inc.	2,993	118
* Convergys Corp.	8,185	116
* R.H. Donnelley Corp.	1,809	116
Meredith Corp.	2,342	115
* BJ's Wholesale Club, Inc.	4,014	115
SCP Pool Corp.	3,120	114
Snap-On Inc.	3,079	109
* Laureate Education Inc.	2,574	108
* Timberland Co.	3,242	107
* Tractor Supply Co.	2,031	105
Regis Corp.	2,552	105
* CNET Networks, Inc.	7,765	104
John Wiley & Sons Class A	2,282	100
Borders Group, Inc.	4,304	98
The Toro Co.	2,500	97
Lee Enterprises, Inc.	2,206	96
* Entercom Communications Corp.	2,826	95
American Greetings Corp. Class A	3,666	93
* Tommy Hilfiger Corp.	5,292	93
* Panera Bread Co.	1,652	92
* United Stationers, Inc.	1,915	90
Strayer Education, Inc.	848	86
Maytag Corp.	4,235	80
Ruby Tuesday, Inc.	3,615	80
Media General, Inc. Class A	1,199	79
The McClatchy Co. Class A	1,163	77
Harte-Hanks, Inc.	2,982	77
Arbitron Inc.	1,783	75
The Yankee Candle Co., Inc.	2,655	73
* Earthlink, Inc.	7,422	72
* CEC Entertainment Inc.	2,100	72
* P.F. Chang's China Bistro, Inc.	1,392	71
* Corinthian Colleges, Inc.	5,209	66
* DeVry, Inc.	3,528	65
Ethan Allen Interiors, Inc.	1,940	63
* Linens 'n Things, Inc.	2,600	61
Blyth, Inc.	1,796	45
The Pep Boys (Manny, Moe & Jack)	3,343	44
Viad Corp.	1,287	37
*^Krispy Kreme Doughnuts, Inc.	3,275	23
		55,715

11

	Shares	Market Value• ($000)
Consumer Staples (5.2%)
The Procter & Gamble Co.	147,397	8,178
Walgreen Co.	59,691	2,765
Colgate-Palmolive Co.	30,599	1,606
CVS Corp.	47,319	1,390
Sysco Corp.	37,211	1,242
General Mills, Inc.	20,767	958
H.J. Heinz Co.	20,433	734
Kellogg Co.	13,919	631
The Hershey Co.	10,040	593
Wm. Wrigley Jr. Co.	8,065	573
Whole Foods Market, Inc.	3,751	485
SuperValu Inc.	7,909	275
McCormick & Co., Inc.	6,614	224
J.M. Smucker Co.	3,356	160
Church & Dwight, Inc.	3,664	140
* Del Monte Foods Co.	11,445	124
* NBTY, Inc.	3,491	76
* Performance Food Group Co.	2,458	76
Financial Services (28.0%)		20,230
Banks— New York City (2.2%)
JPMorgan Chase & Co.	207,998	7,049
The Bank of New York Co., Inc.	45,403	1,388

Banks—Outside New York City (11.4%)
Bank of America Corp.	235,950	10,153
Wells Fargo & Co.	98,784	5,890
Wachovia Corp.	92,781	4,604
U.S. Bancorp	109,115	3,188
SunTrust Banks, Inc.	21,059	1,480
BB&T Corp.	32,002	1,298
National City Corp.	32,684	1,197
Fifth Third Bancorp	27,494	1,139
PNC Financial Services Group	17,026	957
State Street Corp.	19,635	949
Regions Financial Corp.	27,007	884
Mellon Financial Corp.	24,793	805
KeyCorp	23,832	789
North Fork Bancorp, Inc.	25,423	699
Comerica, Inc.	10,006	605
Northern Trust Corp.	11,345	565
AmSouth Bancorp	20,645	543
M & T Bank Corp.	4,823	514
Marshall & Ilsley Corp.	11,207	491
Synovus Financial Corp.	15,011	432
Popular, Inc.	14,343	392
Zions Bancorp	5,290	370
Compass Bancshares Inc.	7,202	337
Commerce Bancorp, Inc.	9,245	312
Huntington Bancshares Inc.	12,836	308
Hibernia Corp. Class A	9,041	287
First Horizon National Corp.	7,238	283
Mercantile Bankshares Corp.	4,836	260
Associated Banc-Corp	7,058	230
TCF Financial Corp.	7,499	212
^Commerce Bancshares, Inc.	3,946	211
Colonial BancGroup, Inc.	8,599	200
City National Corp.	2,638	190
Sky Financial Group, Inc.	6,178	173
Fulton Financial Corp.	9,311	163
Bank of Hawaii Corp.	3,127	159
TD Banknorth, Inc.	4,951	149
Cullen/Frost Bankers, Inc.	3,000	147
Wilmington Trust Corp.	3,885	142
Valley National Bancorp	5,965	141
Investors Financial Services Corp.	3,872	136
FirstMerit Corp.	4,542	127
The South Financial Group, Inc.	4,100	119
Whitney Holdings Corp.	3,636	112
Hudson United Bancorp	2,600	110
First Midwest Bancorp, Inc.	2,679	102
UCBH Holdings, Inc.	5,259	100
East West Bancorp, Inc.	2,883	98
* SVB Financial Group	2,055	97
Westamerica Bancorporation	1,837	96
BancorpSouth, Inc.	4,163	94
Old National Bancorp	3,985	89
Cathay General Bancorp	2,562	86
Amegy Bancorporation, Inc.	3,800	85

12

	Shares	Market Value• ($000)
United Bankshares, Inc.	2,374	84
Trustmark Corp.	2,937	81
First BanCorp Puerto Rico	4,308	80
Pacific Capital Bancorp	2,475	78
Texas Regional Bancshares, Inc.	2,608	77
Doral Financial Corp.	5,363	77
Greater Bay Bancorp	2,961	75
Chittenden Corp.	2,725	73
Park National Corp.	668	71
Citizens Banking Corp.	2,136	65

Diversified Financial Services (1.9%)
American Express Co.	64,629	3,570
The Goldman Sachs Group, Inc.	24,117	2,681
CIT Group Inc.	12,285	556
The Chicago Mercantile Exchange	1,592	442
Leucadia National Corp.	4,592	187
* BISYS Group, Inc.	6,929	103

Finance Companies (0.3%)
Capital One Financial Corp.	14,515	1,194

Finance—Small Loans (0.4%)
SLM Corp.	24,684	1,228
* AmeriCredit Corp.	8,536	213

Financial Data Processing Services (1.4%)
First Data Corp.	45,943	1,909
Automatic Data Processing, Inc.	34,101	1,458
Paychex, Inc.	19,678	672
* Fiserv, Inc.	11,387	511
* DST Systems, Inc.	3,875	208
Fair, Isaac, Inc.	3,879	159
Global Payments Inc.	2,213	146
* CheckFree Corp.	3,808	140
Deluxe Corp.	2,885	115
Jack Henry & Associates Inc.	4,394	86

Financial Information Services (0.3%)
Moody's Corp.	14,952	734
* The Dun & Bradstreet Corp.	4,079	260
Dow Jones & Co., Inc.	2,610	107

Financial Miscellaneous (2.6%)
Fannie Mae	56,542	2,886
Freddie Mac	40,315	2,434
MBNA Corp.	65,887	1,660
H & R Block, Inc.	17,914	483
MBIA, Inc.	7,927	460
Ambac Financial Group, Inc.	6,369	437
Fidelity National Financial, Inc.	8,982	351
MGIC Investment Corp.	5,618	351
* Providian Financial Corp.	17,143	319
Radian Group, Inc.	5,083	260
First American Corp.	4,917	205
Brown & Brown, Inc.	3,238	154
Nationwide Financial Services, Inc.	3,255	126
* CapitalSource Inc.	3,848	76

Insurance—Life (0.9%)
Prudential Financial, Inc.	30,453	1,960
The Principal Financial Group, Inc.	17,179	787
Jefferson-Pilot Corp.	7,995	398
* Conseco, Inc.	8,711	182
AmerUs Group Co.	2,261	125

Insurance—Multiline (2.6%)
American International Group, Inc.	33,458	1,981
St. Paul Travelers Cos., Inc.	39,053	1,680
AFLAC Inc.	29,359	1,269
The Hartford Financial Services Group Inc.	17,334	1,266
CIGNA Corp.	7,757	895
Lincoln National Corp.	10,272	509
SAFECO Corp.	7,431	387
Cincinnati Financial Corp.	9,005	369
UnumProvident Corp.	17,398	336
Torchmark Corp.	6,249	330
Willis Group Holdings Ltd.	7,045	247
* Markel Corp.	537	174

13

	Shares	Market Value• ($000)
Arthur J. Gallagher & Co.	5,345	153
Protective Life Corp.	3,714	152
StanCorp Financial Group, Inc.	1,639	133
* Allmerica Financial Corp.	3,068	125
Unitrin, Inc.	2,572	119
American National Insurance Co.	907	101
Hilb, Rogal and Hamilton Co.	1,828	64

Insurance—Property-Casualty (1.4%)
Progressive Corp. of Ohio	10,246	988
The Chubb Corp.	11,140	969
ACE Ltd.	16,626	738
XL Capital Ltd. Class A	7,995	556
Everest Re Group, Ltd.	3,344	310
White Mountains Insurance Group Inc.	465	307
W.R. Berkley Corp.	6,343	225
The PMI Group Inc.	5,505	223
PartnerRe Ltd.	3,198	194
RenaissanceRe Holdings Ltd.	4,194	190
HCC Insurance Holdings, Inc.	6,048	161
Commerce Group, Inc.	1,758	103
Transatlantic Holdings, Inc.	1,550	90
Ohio Casualty Corp.	3,552	90
Erie Indemnity Co. Class A	1,716	89
Mercury General Corp.	1,521	89
Fremont General Corp.	3,909	89
IPC Holdings Ltd.	2,107	83

Investment Management Companies (0.3%)
T. Rowe Price Group Inc.	7,591	478
Eaton Vance Corp.	7,703	197
Federated Investors, Inc.	5,616	174
SEI Investments Co.	4,044	146
* Affiliated Managers Group, Inc.	1,960	142
Waddell & Reed Financial, Inc.	4,755	92

Real Estate Investment Trusts (0.1%)
New Century REIT, Inc.	3,213	138
* La Quinta Corp. REIT	11,612	98
Rent & Lease Services—Commercial (0.0%)
* United Rentals, Inc.	3,797	69

Savings & Loan (1.4%)
Washington Mutual, Inc.	51,318	2,134
Golden West Financial Corp.	17,898	1,092
Sovereign Bancorp, Inc.	21,862	510
Hudson City Bancorp, Inc.	34,742	434
New York Community Bancorp, Inc.	14,080	248
Astoria Financial Corp.	5,853	163
Independence Community Bank Corp.	4,571	156
IndyMac Bancorp, Inc.	3,613	144
Webster Financial Corp.	3,099	142
Washington Federal Inc.	5,005	117
People's Bank	3,423	101
Commercial Federal Corp.	2,290	78
Downey Financial Corp.	1,199	76

Securities Brokers & Services (0.8%)
Charles Schwab Corp.	64,904	878
Franklin Resources Corp.	8,208	660
Legg Mason Inc.	6,177	646
* E*TRADE Group, Inc.	21,547	345
* Ameritrade Holding Corp.	15,978	318
A.G. Edwards & Sons, Inc.	4,663	211
Jefferies Group, Inc.	2,900	114
Health Care (15.4%)		108,715
Pfizer Inc.	439,864	11,203
Johnson & Johnson	173,324	10,987
* Amgen, Inc.	74,210	5,929
Medtronic, Inc.	70,600	4,024
Bristol-Myers Squibb Co.	114,040	2,791
* WellPoint Inc.	35,808	2,659
Cardinal Health, Inc.	25,361	1,512
* Caremark Rx, Inc.	26,713	1,248
* Gilead Sciences, Inc.	25,186	1,083
* Genzyme Corp.	14,740	1,049

14

	Shares	Market Value• ($000)
* St. Jude Medical, Inc.	20,865	958
* Forest Laboratories, Inc.	20,509	911
Stryker Corp.	16,338	891
* Biogen Idec Inc.	19,758	833
McKesson Corp.	16,339	763
Becton, Dickinson & Co.	13,842	729
Allergan, Inc.	7,714	710
Biomet, Inc.	13,608	502
* Coventry Health Care Inc.	6,225	498
AmerisourceBergen Corp.	6,218	464
Quest Diagnostics, Inc.	9,181	459
* MedImmune Inc.	14,576	436
* Express Scripts Inc.	7,349	425
* Laboratory Corp. of America Holdings	7,906	390
IMS Health, Inc.	13,717	373
* Hospira, Inc.	9,119	363
* IVAX Corp.	13,053	338
Health Management Associates Class A	13,498	328
Omnicare, Inc.	6,100	321
* Varian Medical Systems, Inc.	8,006	319
* Health Net Inc.	6,572	303
* Patterson Cos	6,832	274
* DaVita, Inc.	5,880	270
* Invitrogen Corp.	3,140	266
* Lincare Holdings, Inc.	5,820	246
* Barr Pharmaceuticals Inc.	5,278	241
DENTSPLY International Inc.	4,156	220
* Henry Schein, Inc.	5,001	209
Beckman Coulter, Inc.	3,664	204
* WebMD Corp.	18,038	198
* Millipore Corp.	2,958	189
Dade Behring Holdings Inc.	5,102	187
* Renal Care Group, Inc.	3,877	183
*^Amylin Pharmaceuticals, Inc.	5,544	182
* Respironics, Inc.	4,628	181
* Millennium Pharmaceuticals, Inc.	17,728	177
* Affymetrix, Inc.	3,573	177
Cooper Cos., Inc.	2,561	176
* Cytyc Corp.	6,576	164
* Protein Design Labs, Inc.	6,104	163
* Pharmaceutical Product Development, Inc.	2,900	163
Universal Health Services Class B	3,142	161
* Edwards Lifesciences Corp.	3,434	151
* ResMed Inc.	1,969	142
* LifePoint Hospitals, Inc.	3,000	136
* Gen-Probe Inc.	2,851	130
* IDEXX Laboratories Corp.	1,940	124
* Techne Corp.	2,100	120
* VCA Antech, Inc.	4,716	113
* MGI Pharma, Inc.	4,106	111
Medicis Pharmaceutical Corp.	3,227	110
* Apria Healthcare Group Inc.	2,880	99
* Neurocrine Biosciences, Inc.	2,079	95
* Martek Biosciences Corp.	1,789	91
* OSI Pharmaceuticals, Inc.	2,678	88
* ICOS Corp.	3,317	87
* Nektar Therapeutics	4,890	84
Invacare Corp.	1,738	72
* PAR Pharmaceutical Cos. Inc.	1,962	47
* Onyx Pharmaceuticals, Inc.	1,911	38
* Taro Pharmaceutical Industries Ltd. 1,376		38
Materials & Processing (1.7%)		59,906
Praxair, Inc.	18,995	917
Weyerhaeuser Co.	14,064	914
Masco Corp.	25,574	785
Air Products & Chemicals, Inc.	12,409	687
American Standard Cos., Inc.	10,520	480
Ecolab, Inc.	10,799	356
The St. Joe Co.	4,161	313
Avery Dennison Corp.	5,728	306
* Sealed Air Corp.	4,925	250
Sigma-Aldrich Corp.	3,506	219
Lubrizol Corp.	3,971	164
Sonoco Products Co.	5,704	162
Bemis Co., Inc.	6,181	162
Harsco Corp.	2,396	141

15

	Shares	Market Value• ($000)
York International Corp.	2,396	137
Hughes Supply, Inc.	3,806	120
Airgas, Inc.	3,745	105
AptarGroup Inc.	1,950	97
Corn Products International, Inc.	4,266	96
Worthington Industries, Inc.	4,094	74
Other Energy (1.2%)		6,485
EOG Resources, Inc.	13,980	892
XTO Energy, Inc.	20,262	806
Chesapeake Energy Corp.	18,174	574
Noble Corp.	7,737	552
Smith International, Inc.	12,468	433
Pioneer Natural Resources Co.	8,414	416
* Grant Prideco, Inc.	7,194	265
Equitable Resources, Inc.	3,400	256
* Cooper Cameron Corp.	3,200	231
* FMC Technologies Inc.	4,039	162
Producer Durables (5.0%)		4,587
Applied Materials, Inc.	97,294	1,781
Emerson Electric Co.	24,536	1,651
Illinois Tool Works, Inc.	14,696	1,239
Deere & Co.	14,448	945
* Agilent Technologies, Inc.	28,688	923
Danaher Corp.	15,052	806
* Xerox Corp.	55,714	747
D. R. Horton, Inc.	15,894	587
Pitney Bowes, Inc.	13,459	582
KLA-Tencor Corp.	11,462	582
* American Tower Corp. Class A	23,227	554
Pulte Homes, Inc.	6,249	539
Dover Corp.	11,854	482
* Lexmark International, Inc.	7,586	478
Parker Hannifin Corp.	7,010	452
Cooper Industries, Inc. Class A	5,390	358
KB HOME	4,538	337
* Crown Castle International Corp.	13,207	327
* Waters Corp.	6,891	313
W.W. Grainger, Inc.	4,787	308
* NVR, Inc.	344	304
American Power Conversion Corp.	10,949	287
* LAM Research Corp.	8,172	259
Pentair, Inc.	5,861	231
Novellus Systems, Inc.	8,198	220
Pall Corp.	7,207	206
Cummins Inc.	2,312	200
Diebold, Inc.	4,145	199
Ryland Group, Inc.	2,747	199
Garmin Ltd.	3,350	194
* Teradyne, Inc.	11,388	191
Roper Industries Inc.	4,904	189
Standard Pacific Corp.	3,994	175
HNI Corp.	2,713	156
Graco, Inc.	4,016	149
* Terex Corp.	2,862	140
MDC Holdings, Inc.	1,795	137
Hubbell Inc. Class B	3,020	137
Tektronix, Inc.	5,300	134
Donaldson Co., Inc.	4,212	129
* Mettler-Toledo International Inc.	2,509	126
Herman Miller, Inc.	4,155	124
IDEX Corp.	2,853	124
* Flowserve Corp.	3,186	118
Briggs & Stratton Corp.	2,970	110
* AGCO Corp.	5,202	107
* Polycom, Inc.	5,730	102
* Andrew Corp.	8,607	99
Kennametal, Inc.	2,100	98
* Varian Semiconductor Equipment Associates, Inc.	2,104	95
Plantronics, Inc.	2,763	90
Molex, Inc. Class A	2,917	74
* Cymer, Inc.	2,127	71
Cognex Corp.	2,294	68
Molex, Inc.	415	11
Technology (22.5%)		19,244
CommunicationsTechnology (4.3%)
* Cisco Systems, Inc.	384,574	6,776

16

	Shares	Market Value• ($000)
QUALCOMM Inc.	96,121	3,817
Motorola, Inc.	143,029	3,129
* Juniper Networks, Inc.	31,797	723
* NCR Corp.	10,874	372
Scientific-Atlanta, Inc.	8,889	340
Harris Corp.	7,799	301
* Avaya Inc.	26,323	268
* Tellabs, Inc.	24,480	218
* ADC Telecommunications, Inc.	6,676	140
* JDS Uniphase Corp.	80,087	127
ADTRAN Inc.	3,880	100
* Avocent Corp.	2,839	95
* TIBCO Software Inc.	11,433	87
* Foundry Networks, Inc.	6,847	80
* 3Com Corp.	22,683	77
* CIENA Corp.	32,803	74
* Brocade Communications Systems, Inc.	15,000	60
* UTStarcom, Inc.	5,736	44

Computer Services Software & Systems (6.0%)
Microsoft Corp.	565,188	15,486
* Symantec Corp.	69,832	1,465
Adobe Systems, Inc.	28,563	772
Autodesk, Inc.	13,463	582
* Intuit, Inc.	10,255	470
* Affiliated Computer Services, Inc. Class A	7,160	372
* Cognizant Technology Solutions Corp.	7,899	360
* Amdocs Ltd.	10,897	320
* BMC Software, Inc.	13,094	262
* Cadence Design Systems, Inc.	15,955	255
* Check Point Software Technologies Ltd.	10,603	239
* Citrix Systems, Inc.	9,976	237
Siebel Systems, Inc.	26,984	223
* BEA Systems, Inc.	22,304	197
* Compuware Corp.	19,955	181
* Mercury Interactive Corp.	4,906	180
* Ceridian Corp.	8,764	178
* QLogic Corp.	4,985	172
* Macromedia, Inc.	4,254	157
* Novell, Inc.	21,976	145
* Red Hat, Inc.	10,018	142
* Sybase, Inc.	5,310	119
Reynolds & Reynolds Class A	3,724	106
Acxiom Corp.	5,017	99
* Hyperion Solutions Corp.	2,239	97
* Akamai Technologies, Inc.	6,813	94
* Parametric Technology Corp.	15,456	94
National Instruments Corp.	3,050	87
* Electronics for Imaging, Inc.	3,063	61
* Mentor Graphics Corp.	4,363	37

Computer Technology (6.5%)
International Business Machines Corp.	97,214	7,837
Hewlett-Packard Co.	169,867	4,716
* Dell Inc.	127,926	4,554
* Apple Computer, Inc.	47,730	2,240
* EMC Corp.	141,174	1,815
* Sun Microsystems, Inc.	194,135	738
Electronic Data Systems Corp.	29,819	668
* Network Appliance, Inc.	21,362	507
* SanDisk Corp.	10,567	410
Seagate Technology	22,243	369
* NVIDIA Corp.	9,357	287
* Storage Technology Corp.	6,478	239
* Western Digital Corp.	11,857	164
* Synopsys, Inc.	8,366	159
* Zebra Technologies Corp. Class A	4,136	155
* Unisys Corp.	19,584	130
* Ingram Micro, Inc. Class A	7,228	127
* Emulex Corp.	4,768	103
Imation Corp.	1,925	81
* Maxtor Corp.	14,489	70

Electronics (0.3%)
* Flextronics International Ltd.	32,535	425
Amphenol Corp.	5,154	219

17

	Shares	Market Value• ($000)
* Sanmina-SCI Corp.	30,121	153
* FLIR Systems, Inc.	3,964	128
* Avid Technology, Inc.	2,295	86
* Semtech Corp.	4,275	70

Electronics—Semiconductors/Components (5.2%)
Intel Corp.	369,246	9,497
Texas Instruments, Inc.	99,429	3,249
Analog Devices, Inc.	21,803	795
* Broadcom Corp.	16,211	705
Linear Technology Corp.	17,948	681
Xilinx, Inc.	20,260	569
* Marvell Technology Group Ltd.	11,422	539
National Semiconductor Corp.	20,376	508
* Advanced Micro Devices, Inc.	22,966	477
* Altera Corp.	21,686	474
* Micron Technology, Inc.	35,796	426
Microchip Technology, Inc.	12,099	377
* Jabil Circuit, Inc.	10,296	303
* LSI Logic Corp.	22,648	218
* Arrow Electronics, Inc.	6,651	198
Intersil Corp.	8,875	186
* Avnet, Inc.	7,033	176
* Fairchild Semiconductor International, Inc.	6,854	115
* Integrated Circuit Systems, Inc.	4,200	88
* PMC Sierra Inc.	10,271	87
* Silicon Laboratories Inc.	2,404	75
* RF Micro Devices, Inc.	10,748	70
* Skyworks Solutions, Inc.	8,967	68
* Integrated Device Technology Inc.	6,116	65
* Atmel Corp.	25,443	52
* Applied Micro Circuits Corp.	17,909	49
* Conexant Systems, Inc.	26,703	46
* Vitesse Semiconductor Corp.	12,654	28

Electronics—Technology (0.1%)
* Solectron Corp.	56,731	233
* Trimble Navigation Ltd.	2,957	108

Scientific Equipment & Supplies (0.1%)
Applera Corp.-
Applied Biosystems Group	11,833	254
* Varian, Inc.	2,000	71
Utilities (4.2%)		87,254
SBC Communications Inc.	193,619	4,662
BellSouth Corp.	106,969	2,812
ALLTEL Corp.	20,589	1,276
* Comcast Corp. Class A	37,391	1,150
* Comcast Corp. Special Class A	36,063	1,088
Kinder Morgan, Inc.	5,743	548
Questar Corp.	4,996	390
NiSource, Inc.	15,842	382
KeySpan Corp.	9,358	357
* Cablevision Systems NY Group Class A	10,957	342
* NTL Inc.	4,517	289
Citizens Communications Co.	19,633	268
CenturyTel, Inc.	7,415	266
* NII Holdings Inc.	3,477	265
MDU Resources Group, Inc.	6,282	202
ONEOK, Inc.	5,651	192
Aqua America, Inc.	5,534	190
AGL Resources Inc.	4,207	157
OGE Energy Corp.	5,186	151
Energen Corp.	3,866	148
Puget Energy, Inc.	5,774	131
Atmos Energy Corp.	4,410	130
Hawaiian Electric Industries Inc.	4,633	123
Telephone & Data Systems, Inc. — Special Common Shares	2,874	111
NICOR Inc.	2,540	105
Piedmont Natural Gas, Inc.	4,149	102
WGL Holdings Inc.	2,804	92
Peoples Energy Corp.	2,169	90
Duquesne Light Holdings, Inc.	4,414	80
* Cincinnati Bell Inc.	14,134	61
Telephone & Data Systems, Inc.	73	3
		16,163

18

	Shares	Market Value• ($000)
Other (0.8%)
3M Co.	41,662	2,964
Teleflex Inc.	2,122	146
Carlisle Co., Inc.	1,833	113
Lancaster Colony Corp.	1,632	75
		3,298
Total Common Stocks (Cost $363,071)		388,771
Temporary Cash Investment (0.1%)
Vanguard Market Liquidity Fund, 3.542%(1)—Note E (Cost $517)	516,900	517
Total Investments (100.2%) (Cost $363,588)		389,288
Other Assets and Liabilities (-0.2%)
Other Assets—Note B		970
Liabilities—Note E		(1,624)
		(654)
Net Assets (100%)		388,634

At August 31, 2005, net assets consisted of:[2]	Amount ($000)
Paid-in Capital	376,711
Undistributed Net Investment Income	2,670
Accumulated Net Realized Losses	(16,447)
Unrealized Appreciation	25,700
Net Assets	388,634

Investor Shares—Net Assets
Applicable to 45,007,714 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	361,331
Net asset value per share— Investor Shares	$8.03

Institutional Shares—Net Assets
Applicable to 3,395,339 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	27,303
Net asset value per share— Institutional Shares	$8.04

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
^Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

19

Statement of Operations	Year Ended August 31, 2005 ($000)
Investment Income
Income
Dividends	6,817
Interest[1]	14
Security Lending	13
Total Income	6,844
Expenses
The Vanguard Group—Note B
Investment Advisory Services	139
Management and Administrative
Investor Shares	532
Institutional Shares	8
Marketing and Distribution
Investor Shares	58
Institutional Shares	2
Custodian Fees	56
Auditing Fees	18
Shareholders' Reports
Investor Shares	19
Institutional Shares	—
Trustees' Fees and Expenses	1
Total Expenses	833
Net Investment Income	6,011
Realized Net Gain (Loss) on Investment Securities Sold	(3,593)
Change in Unrealized Appreciation (Depreciation)	29,703
Net Increase (Decrease) in Net Assets Resulting From Operations	32,121

1 Interest income from affiliated companies of the fund was $14,000.

20

Statement of Changes in Net Assets
	Year Ended August 31,
	2005	2004
	($000)	($000)

Increase (Decrease) In Net Assets
Operations
Net Investment Income	6,011	2,779
Realized Net Gain (Loss)	(3,593)	(930)
Change in Unrealized Appreciation (Depreciation)	29,703	11,550
Net Increase (Decrease) in Net Assets Resulting from Operations	32,121	13,399
Distributions
Net Investment Income
Investor Shares	(4,823)	(1,815)
Institutional Shares	(221)	(130)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,044)	(1,945)
Capital Share Transactions—Note F
Investor Shares	61,863	113,046
Institutional Shares	12,803	465
Net Increase (Decrease) from Capital Share Transactions	74,666	113,511
Total Increase (Decrease)	101,743	124,965
Net Assets
Beginning of Period	286,891	161,926
End of Period[1]	388,634	286,891

1 Including undistributed net investment income of $2,670,000 and $1,703,000.

21

Financial Highlights

Calvert Social Index Fund Investor Shares
Year Ended August 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$7.40	$6.87	$6.02	$7.57	$11.14
Investment Operations
Net Investment Income	.13[1]	.08	.07	.05	.04
Net Realized and Unrealized Gain (Loss) on Investments	.62	.52	.84	(1.55)	(3.57)
Total from Investment Operations	.75	.60	.91	(1.50)	(3.53)
Distributions
Dividends from Net Investment Income	(.12)	(.07)	(.06)	(.05)	(.03)
Distributions from Realized Capital Gains	—	—	—	—	(.01)
Total Distributions	(.12)	(.07)	(.06)	(.05)	(.04)
Net Asset Value, End of Period	$8.03	$7.40	$6.87	$6.02	$7.57
Total Return[2]	10.16%	8.75%	15.28%	-19.96%	-31.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$361	$274	$150	$94	$80
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.74%[1]	1.17%	1.18%	0.82%	0.70%
Portfolio Turnover Rate	12%	8%	14%	18%	10%

1	Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2	Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

22

Calvert Social Index Fund Institutional Shares

	Year Ended August 31,		Jan. 14[1] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003

Net Asset Value, Beginning of Period	$7.41	$6.88	$6.22
Investment Operations
Net Investment Income	.138[2]	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.620	.522	.61
Total from Investment Operations	.758	.606	.66
Distributions
Dividends from Net Investment Income	(.128)	(.076)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.128)	(.076)	—
Net Asset Value, End of Period	$8.04	$7.41	$6.88
Total Return	10.26%	8.83%	10.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27	$13	$12
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.83%[2]	1.30%	1.32%[3]
Portfolio Turnover Rate	12%	8%	14%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
   See accompanying notes, which are an integral part of the financial statements.

23

Notes to Financial Statements

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million.

In September 2005, the board of trustees elected to adopt a new target index, the FTSE4Good US Select Index, for the fund. This change is expected to be effective in late December.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex–dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

24

capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2005, the fund had $3,045,000 of ordinary income available for distribution. The fund had available realized losses of $16,424,000 to offset future net capital gains of $56,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through August 31, 2011, $3,200,000 through August 31, 2012, $985,000 through August 31, 2013, and $3,167,000 through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $25,697,000, consisting of unrealized gains of $53,798,000 on securities that had risen in value since their purchase and $28,101,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended August 31, 2005, the fund purchased $117,957,000 of investment securities and sold $42,244,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at August 31, 2005, was $476,000, for which the fund received cash collateral of $517,000.

F.     Capital share transactions for each class of shares were:

Year Ended August 31,
2005		2004
Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares
Issued	133,415	17,210	139,192	18,638
Issued in Lieu of Cash Distributions	4,403	558	1,660	228
Redeemed	(75,955)	(9,751)	(27,806)	(3,727)
Net Increase (Decrease)—Investor Shares	61,863	8,017	113,046	15,139
Institutional Shares
Issued	16,099	2,046	2,929	390
Issued in Lieu of Cash Distributions	221	28	130	18
Redeemed	(3,517)	(452)	(2,594)	(348)
Net Increase (Decrease)—Institutional Shares	12,803	1,622	465	60

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the “Fund”) at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 7, 2005

Special 2005 tax information (unaudited) for Vanguard Calvert Social Index Fund

This information for the fiscal year ended August 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,044,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns Vanguard Calvert Social Index Fund Investor Shares1
Periods Ended August 31, 2005

	One Year	Five Years	Since Inception[2]
Returns Before Taxes	10.16%	-5.48%	-3.31%
Returns After Taxes on Distributions	9.92	-5.70	-3.53
Returns After Taxes on Distributions and Sale of Fund Shares	6.93	-4.67	-2.88

1 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 May 31, 2000.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

1.     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2.     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2005
	Beginning Account Value 2/28/2005	Ending Account Value 8/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,033.46	$1.28
Institutional Shares	1,000.00	1,033.42	0.62

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Institutional Shares	1,000.00	1,024.60	0.61

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

29

Trustees Renew Advisory Arrangement

The board of trustees of Vanguard Calvert Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decisions upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $620 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its benchmark and peer group. The board noted that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

30

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.      An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, The Vanguard Group, Vanguard.com,
Connect with Vanguard, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
Calvert Social Index is a trademark of Calvert Group, Ltd.,
Text Telephone > 800-952-3335	and has been licensed for use by The Vanguard Group,
Inc. Vanguard Calvert Social Index Fund is not sponsored,
endorsed, sold, or promoted by Calvert Group, Ltd., and
Calvert Group, Ltd., makes no representation regarding
the advisability of investing in the fund
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	All other marks are the exclusive property of their
the fund's current prospectus	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

©2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102005

Vanguard® U.S. Sector Index Funds

› Annual Report

August 31, 2005

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

> During the past 12 months, Vanguard launched Admiral Shares and VIPER Shares for several U.S. Sector Index Funds.

> All of the sector funds that operated for the full 12-month period posted positive returns.

> The energy, information technology, and utilities sectors recorded the highest returns.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Consumer Discretionary Index Fund	7

Consumer Staples Index Fund	17

Energy Index Fund	24

Financials Index Fund	31

Health Care Index Fund	41

Industrials Index Fund	49

Information Technology Index Fund	58

Materials Index Fund	67

Telecommunication Services Index Fund	74

Utilities Index Fund	80

Your Fund's After-Tax Returns	88

About Your Fund's Expenses	89

Trustees Renew Advisory Arrangement	90

Glossary	92

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns
Fiscal year ended August 31, 2005

AdmiralTM Shares[1]

Vanguard Consumer Discretionary Index Fund	-1.9%[2]

MSCI US IMI/Consumer Discretionary	-1.9[2]

MSCI US IMI/2500	0.1[2]

Vanguard Consumer Staples Index Fund	9.3%

MSCI US IMI/Consumer Staples	8.8

Vanguard Energy Index Fund	40.3%[2]

MSCI US IMI/Energy	37.5[2]

MSCI US IMI/2500	12.0[2]

Vanguard Financials Index Fund	6.9%

MSCI US IMI/Financials	7.1

Vanguard Health Care Index Fund	12.7%

MSCI US IMI/Health Care	13.1

Vanguard Information Technology Index Fund	17.1%

MSCI US IMI/Information Technology	17.3

Vanguard Materials Index Fund	8.6%

MSCI US IMI/Materials	8.8

Vanguard Telecommunication Services Index Fund	5.3%[2]

MSCI US IMI/Telecommunication Services	3.0[2]

MSCI US IMI/2500	3.9[2]

Vanguard Utilities Index Fund	32.9%

MSCI US IMI/Utilities	33.2

MSCI US IMI/2500	15.5%

VIPER® Shares[3]

Vanguard Consumer Discretionary VIPERs®

Market Price	14.9%

Net Asset Value	14.9

MSCI US IMI/Consumer Discretionary	15.1

Vanguard Consumer Staples VIPERs

Market Price	9.3%

Net Asset Value	9.3

MSCI US IMI/Consumer Staples	8.8

Vanguard Energy VIPERs

Market Price	48.1%[4]

Net Asset Value	48.3[4]

MSCI US IMI/Energy	45.8[4]

MSCI US IMI/2500	14.4[4]

Vanguard Financials VIPERs

Market Price	6.8%

Net Asset Value	6.9

MSCI US IMI/Financials	7.1

Vanguard Health Care VIPERs

Market Price	12.7%

Net Asset Value	12.7

MSCI US IMI/Health Care	13.1

Vanguard Industrials VIPERs

Market Price	11.9%[4]

Net Asset Value	11.9[4]

MSCI US IMI/Industrials	11.0[4]

MSCI US IMI/2500	14.4[4]

Vanguard Information Technology VIPERs

Market Price	17.1%

Net Asset Value	17.1

MSCI US IMI/Information Technology	17.3

Vanguard Materials VIPERs

Market Price	8.6%

Net Asset Value	8.6

MSCI US IMI/Materials	8.8

Vanguard Telecommunication Services VIPERs

Market Price	12.4%[4]

Net Asset Value	12.7[4]

MSCI US IMI/Telecommunication Services	6.8[4]

MSCI US IMI/2500	14.4[4]

Vanguard Utilities VIPERs

Market Price	33.1%

Net Asset Value	32.9

MSCI US IMI/Utilities	33.2

MSCI US IMI/2500	15.5%

1 Admiral Shares are a low-cost class of shares available to shareholders who make significant investments in the fund. Returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. The Industrials Index Fund had not issued Admiral Shares as of August 31, 2005.

2 Since Admiral Shares’ inception on these dates: for the Consumer Discretionary Index Fund, July 14, 2005; for the Energy Index Fund, October 7, 2004; for the Telecommunication Services Index Fund, March 11, 2005.

3 VIPERs are traded on the American Stock Exchange and available only through brokers. The table on this page shows VIPER returns based on both the AMEX market price and the net asset value for a U.S. Pat. No. 6,879,964 B2.

4 Return since VIPERs’inception on September 23, 2004.

Chairman’s Letter

Dear Shareholder,

In this, the second annual report to shareholders of the Vanguard U.S. Sector Index Funds, I’m pleased to report that our offerings have continued to develop. During the 12 months ended August 31, 2005, we introduced Admiral Share classes in the consumer discretionary, energy, and telecommunication services sectors; we also added to our VIPERs lineup, launching exchange-traded shares in the energy, industrials, and telecommunications sectors.

Of the funds and share classes in operation for the full 12-month period, Vanguard Utilities VIPERs posted the highest returns (+33.1%, based on market price) and Vanguard Financials VIPERs the lowest (+6.8%, also based on market price). Those that have operated for less than 12 months produced a wider range of results. The tables on page 1 show the total returns for the funds, the broad U.S. stock market, as measured by the Morgan Stanley Capital International US Investable Market 2500 (MSCI US IMI/2500) Index, and the respective target indexes, which are subsets of the broad index.

Stocks staged a stealth rally

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 15.9%, with periods of pronounced gains punctuated by stretches of weakness. Smaller stocks outpaced their larger counterparts, and international stocks, particularly those from emerging markets, delivered outstanding returns.

As oil prices touched all-time highs, energy-related stocks were, not surprisingly, among the best performers. (It’s worth noting that, in inflation-adjusted terms, energy prices remained well below their early-1980s peaks.) Financial services and

Market barometer	Average Annual Total Returns Periods Ended August 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.6%	12.9%	-2.4%

Russell 2000 Index (Small-caps)	23.1	21.0	5.7

Dow Jones Wilshire 5000 Index (Entire market)	15.9	14.1	-1.6

MSCI All Country World Index ex USA (International)	27.1	20.5	2.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	4.1%	4.9%	7.0%

Lehman Municipal Bond Index	5.3	5.2	6.4

Citigroup 3-Month Treasury Bill Index	2.4	1.5	2.4

CPI

Consumer Price Index	3.6%	2.8%	2.6%

auto-industry stocks were among the weaker performers. Banks and other lenders contended with a tricky interest rate environment, while the well-publicized financial woes of the auto giants and their suppliers weighed on their share prices.

In the bond market, yields defied expectations

In the fixed income markets, short-term interest rates rose sharply, while longer-term rates declined, an unusual pattern. Since June 2004, the Federal Reserve Board has steadily boosted its target for the federal funds rate in an effort to preempt inflationary pressures. During the 12 months, the yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves, rose from 1.58% to 3.50%.

In several prior rate-boosting cycles—1984, 1988, and 1994—the yields of long-term bonds also followed the Fed’s lead. During the 2005 fiscal year, however, long-term yields fell. Because bond prices move in the opposite direction from yields, this unexpected “flattening of the yield curve” meant weak total returns for shorter-term bonds and stronger returns for longer-term securities. Corporate bonds outperformed government issues, and the Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 4.1% for the 12 months.

Energy posted the best results, but gains were widespread

With one exception, all share classes of the Vanguard U.S. Sector Index Funds posted positive results during the 2005 fiscal year. The exception, the Consumer Discretionary Index Fund’s Admiral Shares (–1.9%), began operations on July 14, 2005, less than two months before the close of the fiscal year. The Consumer Discretionary VIPERs, by contrast, existed for the full 12 months and returned 14.9%.

The various inception dates of the funds’ share classes make performance comparisons difficult, but pockets of relative strength and weakness were readily apparent. As I mentioned above, energy-related stocks enjoyed strong performance, benefiting from rising oil and gas prices. The Energy Index Fund thus provided the highest returns for the year, rising 40.3% for Admiral Shares and 48.1% for VIPER Shares (the share classes were launched on different dates during the period). The utilities sector also outperformed the market as a whole, as many gas companies advanced on the surge in energy prices. Information technology stocks were leaders as well, recording healthy returns on the strength of renewed corporate spending.

For the most part, the funds closely tracked their respective target benchmarks, consistent with their objectives. Some of the funds diverged a bit by necessity, because they are required under IRS regulations to meet certain diversification standards. This was the case for the Consumer Staples, Energy, Industrials, and Telecommunication Services Index Funds.

In general, however, the U.S. Sector Index Funds have delivered tight index tracking since early 2004, when the first funds were introduced. Although the record is short, it’s nevertheless a tribute to the talents of Vanguard Quantitative Equity Group, the investment advisor. The close tracking also underscores the value of the funds’ low costs, which reduce the inevitable gap between an index—which has no operating costs—and a real-world index mutual fund, which does. For a look at each fund’s record since inception, see the appropriate Performance Summary pages in this report.

Sector funds serve best as a portfolio’s supporting players

Like spices in a stew, the U.S. Sector Index Funds can complement the other ingredients in your investment portfolio. These funds can enhance exposure to sectors that may be underrepresented, or be used in more sophisticated strategies to moderate the risks of overexposure to particular sectors. Of course, a meal is more than spices. And wise investors know that the recipe for successful investing calls for diversification within and across asset classes. A portfolio that includes stocks, bonds, and money market funds in proportions appropriate for your risk tolerance and time horizon will help you digest periods of underperformance in individual sectors or asset classes.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
September 15, 2005

Your fund's performance at a glance
August 31, 2004-August 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Consumer Discretionary Index Fund

Admiral Shares	$28.291	$27.75	$0.000	$0.000

VIPER Shares	46.99	53.65	0.350	0.000

Consumer Staples Index Fund

Admiral Shares	$25.82	$27.64	$0.440	$0.119

VIPER Shares	52.28	56.03	0.853	0.241

Energy Index Fund

Admiral Shares	$25.981	$36.29	$0.111	$0.000

VIPER Shares	49.241	72.72	0.216	0.000

Financials Index Fund

Admiral Shares	$25.35	$26.36	$0.736	$0.000

VIPER Shares	50.57	52.57	1.476	0.000

Health Care Index Fund

Admiral Shares	$23.97	$26.92	$0.086	$0.000

VIPER Shares	47.90	53.85	0.133	0.000

Industrials Index Fund

VIPER Shares	$48.791	$54.30	$0.320	$0.000

Information Technology Index Fund

Admiral Shares	$20.72	$23.93	$0.323	$0.000

VIPER Shares	40.46	46.76	0.609	0.000

Materials Index Fund

Admiral Shares	$26.53	$28.34	$0.500	$0.000

VIPER Shares	52.13	55.70	0.975	0.000

Telecommunication Services Index Fund

Admiral Shares	$26.751	$28.18	$0.000	$0.000

VIPER Shares	49.501	55.35	0.410	0.000

Utilities Index Fund

Admiral Shares	$26.70	$34.03	$1.265	$0.000

VIPER Shares	53.14	67.80	2.491	0.000

1 At inception. Inception dates are: for the Consumer Discretionary Index Fund Admiral Shares, July 14, 2005; for the Energy Index Fund Admiral Shares, October 7, 2004; for the Telecommunication Services Index Fund Admiral Shares, March 11, 2005; for the Energy Index Fund VIPER Shares, the Industrials Index Fund VIPER Shares, and the Telecommunication Services Index Fund VIPER Shares, September 23, 2004.

VIPERs premium/discount record

The extent to which the funds’ VIPER Shares have traded at a premium or a discount to NAV since inception.
Market prices for VIPER Shares, and for exchange-traded funds in general, can deviate from the net asset value (NAV) of the underlying securities.

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential[2]	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

January 26, 2004[1]—August 31, 2005 Consumer Discretionary VIPERs	0-24.9	195	48.15%;	195	48.16%
	25-49.9	5	1.23	3	0.74
	50-74.9	1	0.25	2	0.49
	75-100.0	0	0.00	0	0.00
	>100.0	2	0.49	2	0.49
	Total	203	50.12%	202	49.88%
January 26, 2004[1]—August 31, 2005 Consumer Staples VIPERs	0-24.9	224	55.31%	173	42.72%
	25-49.9	5	1.23	2	0.49
	50-74.9	0	0.00	0	0.00
	75-100.0	0	0.00	1	0.25
	>100.0	0	0.00	0	0.00
	Total	229	56.54%	176	43.46%
September 23, 2004[1]—August 31, 2005 Energy VIPERs	0-24.9	122	51.26%	115	48.32%
	25-49.9	1	0.42	0	0.00
	50-74.9	0	0.00	0	0.00
	75-100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	123	51.68%	115	48.32%
January 26, 2004[1]—August 31, 2005 Financials VIPERs	0-24.9	219	54.07%	174	42.96%
	25-49.9	3	0.74	0	0.00
	50-74.9	1	0.25	1	0.25
	75-100.0	2	0.49	1	0.25
	>100.0	1	0.25	3	0.74
	Total	226	55.80%	179	44.20%
January 26, 2004[1]—August 31, 2005 Health Care VIPERs	0-24.9	242	59.75%	158	39.01%
	25-49.9	4	0.99	1	0.25
	50-74.9	0	0.00	0	0.00
	75-100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	246	60.74%	159	39.26%
September 23, 2004[1]—August 31, 2005 Industrials VIPERs	0-24.9	131	55.04%	99	41.60%
	25-49.9	1	0.42	2	0.84
	50-74.9	0	0.00	0	0.00
	75-100.0	2	0.84	1	0.42
	>100.0	0	0.00	2	0.84
	Total	134	56.30%	104	43.70%

1 Inception.
2 One basis point equals 1/100th of 1%.

VIPERs premium/discount record (continued)

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential[2]	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

January 26, 2004[1]—August 31, 2005 Information Technology VIPERs	0-24.9	224	55.31%	156	38.51%
	25-49.9	6	1.48	4	0.99
	50-74.9	1	0.25	1	0.25
	75-100.0	0	0.00	1	0.25
	>100.0	5	1.23	7	1.73
	Total	236	58.27%	169	41.73%
January 26, 2004[1]—August 31, 2005 Materials VIPERs	0-24.9	188	46.41%	208	51.36%
	25-49.9	0	0.00	0	0.00
	50-74.9	1	0.25	6	1.48
	75-100.0	0	0.00	1	0.25
	>100.0	1	0.25	0	0.00
	Total	190	46.91%	215	53.09%
September 23, 2004[1]—August 31, 2005 Telecommunication Services VIPERs	0-24.9	88	36.98%	129	54.20%
	25-49.9	4	1.68	2	0.84
	50-74.9	0	0.00	2	0.84
	75-100.0	2	0.84	1	0.42
	>100.0	3	1.26	7	2.94
	Total	97	40.76%	141	59.24%
January 26, 2004[1]—August 31, 2005 Utilities VIPERs	0-24.9	206	50.86%	190	46.91%
	25-49.9	4	0.99	2	0.49
	50-74.9	0	0.00	1	0.25
	75-100.0	0	0.00	1	0.25
	>100.0	0	0.00	1	0.25
	Total	210	51.85%	195	48.15%

1 Inception.
2 One basis point equals 1/100th of 1%.

Consumer Discretionary Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	441	441	2,480

Median Market Cap	$14.3B	$14.3B	$28.4B

Price/Earnings Ratio	21.6x	21.6x	18.7x

Price/Book Ratio	2.5x	2.5x	2.8x

Yield	0.9%	1.7%

Admiral Shares	0.6%

VIPER Shares	0.7%

Return on Equity	13.6%	13.7%	17.8%

Earnings Growth Rate	14.9%	14.9%	12.5%

Foreign Holdings	0.1%	0.1%	0.0%

Turnover Rate	13%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%3

VIPER Shares	0.26%

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Advertising Agencies	2%

Auto Parts—Aftermarket	1

Auto Parts—Original Equipment	1

Automobiles	2

Cable Television Services	3

Casinos & Gambling	3

Communications & Media	5

Consumer Products	1

Education—Services	2

Entertainment	6

Financial Miscellaneous	1

Home Building	4

Hotel/Motel	2

Household Equipment & Products	1

Household Furnishings	1

Leisure Time	2

Multi-Sector Companies	2

Publishing—Miscellaneous	2

Publishing—Newspapers	3

Radio & Television Broadcasters	6

Recreational Vehicles & Boats	1

Restaurants	7

Retail	29

Services—Commercial	4

Shoes	2

Textile—Apparel Manufacturing	2

Toys	1

Utilities—Cable Television & Radio	4

Ten largest holdings (% of total net assets)[4]

Home Depot, Inc.	5.0%

Time Warner, Inc.	4.7

Comcast Corp.	3.8

The Walt Disney Co.	3.0

Viacom Inc.	2.8

Lowe's Cos., Inc.	2.7

Target Corp.	2.6

eBay Inc.	2.4

McDonald's Corp.	2.4

News Corp., Inc.	2.4

TopTen	31.8%

1 MSCI US IMI/Consumer Discretionary.
2 MSCI US IMI/2500.
3 Annualized.
4 “Ten Largest Holdings”excludes any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Consumer Discretionary Index Fund VIPER Shares Net Asset Value	14.91%	4.82%	$10,780

Consumer Discretionary Index Fund VIPER Shares Market Price	14.93	4.83	10,781

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Consumer Discretionary	15.06	5.02	10,813

	Since Inception[1]	Final Value of a $100,000 Investment

Consumer Discretionary Index Fund Admiral Shares[2]	-3.87%	$96,129

MSCI US IMI/2500	0.07	100,066

MSCI US IMI/Consumer Discretionary	-1.91	98,091

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

Cumulative returns: VIPER Shares, January 26, 2004-August 31, 2005
	One Year	Cumulative Since Inception

Consumer Discretionary Index Fund VIPER Shares Net Asset Value	14.91%	7.80%

Consumer Discretionary Index Fund VIPER Shares Market Price	14.93	7.81

MSCI US IMI/Consumer Discretionary	15.06	8.13

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Consumer Discretionary Index Fund

VIPER Shares	1/26/2004

Net Asset Value		8.28%	4.54%

Market Price		8.14	4.52

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, July 14, 2005.
2 Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
    Note: See Financial Highlights tables on page 15 for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.3%)
Advertising Agencies (1.8%)
Omnicom Group Inc.	3,477	280
*Interpublic Group of Cos., Inc.	7,931	96
*Lamar Advertising Co. Class A	1,628	65
*R.H. Donnelley Corp.	600	39
*Valassis Communications, Inc.	895	35
Harte-Hanks, Inc.	1,040	27
ADVO, Inc.	683	22
Catalina Marketing Corp.	805	19
Auto Parts—Aftermarket (0.6%)		583
Genuine Parts Co.	3,246	149
*TRW Automotive Holdings Corp.	461	14
*TBC Corp.	483	13
*Keystone Automotive Industries, Inc.	369	11
Superior Industries International, Inc.	319	7
*Aftermarket Technology Corp.	410	7
Auto Parts—Original Equipment (0.9%)		201
BorgWarner, Inc.	1,047	61
Delphi Corp.	9,565	53
Lear Corp.	1,195	45
Dana Corp.	2,766	37
Visteon Corp.	2,407	24
ArvinMeritor, Inc.	1,279	24
American Axle & Manufacturing Holdings, Inc.	738	19
*Tenneco Automotive, Inc.	832	15
*Hayes Lemmerz International, Inc.	775	5
*Stoneridge, Inc.	365	4
Sauer-Danfoss, Inc.	75	1
Auto Trucks & Parts (0.2%)		288
Gentex Corp.	2,617	45
Modine Manufacturing Co.	651	23
Automobiles (1.9%)		68
Ford Motor Co.	33,023	329
General Motors Corp.	8,409	288
Building Materials (0.1%)		617
Building Materials Holding Corp.	257	24
Cable Television Services (2.4%)
*Liberty Media Corp.	47,185	392
*Liberty Global Inc. Class A	4,430	225
EchoStar Communications Corp. Class A	3,963	119
*Insight Communications Co., Inc.	969	11
*Charter Communications, Inc.	6,114	9
*TiVo Inc.	1,159	6
Casinos & Gambling (2.6%)		762
Harrah's Entertainment, Inc.	3,176	221
International Game Technology	6,436	178
*MGM Mirage, Inc.	2,437	103
GTECH Holdings Corp.	2,175	62
Station Casinos, Inc.	862	58
*Scientific Games Corp.	1,175	35
Boyd Gaming Corp.	680	32
*Aztar Corp.	762	25
*Argosy Gaming Co.	495	23
*Pinnacle Entertainment, Inc.	795	16
*WMS Industries, Inc.	478	14
*Shuffle Master, Inc.	554	14
*Alliance Gaming Corp.	953	11
Churchill Downs, Inc.	237	9
Ameristar Casinos, Inc.	306	7
*Multimedia Games Inc.	565	6
*MTR Gaming Group Inc.	568	5
*Isle of Capri Casinos, Inc.	204	4
Dover Downs Gaming & Entertainment, Inc.	180	2
Chemicals (0.0%)		825
*Exide Technologies	241	1
Commercial Information Services (0.1%)
Arbitron Inc.	492	21
*ProQuest Co.	368	13
Communications & Media (5.3%)		34
Time Warner, Inc.	85,460	1,531
*Telewest Global, Inc.	3,652	81
*Discovery Holding Co. Class A	4,718	71
*Gemstar-TV Guide International, Inc.	4,380	13
*Entravision Communications Corp.	1,006	8
Computer Services Software & Systems (0.0%)		1,704
*Audible, Inc.	303	4
Construction (0.0%)
Brookfield Homes Corp.	218	11
Consumer Electronics (0.4%)
Harman International Industries, Inc.	1,215	126
*NetFlix.com, Inc.	701	15
Consumer Products (0.6%)		141
Snap-On Inc.	1,025	36
American Greetings Corp. Class A	1,307	33
*Jarden Corp.	748	30
Tupperware Corp.	1,098	24
The Yankee Candle Co., Inc.	859	24
Nautilus Inc.	658	17
Blyth, Inc.	618	15
*RC2 Corp.	307	12
Oakley, Inc.	402	7
CSS Industries, Inc.	127	5
Cosmetics (0.0%)		203
*Helen of Troy Ltd.	602	14
Education—Services (1.6%)
*Apollo Group, Inc. Class A	2,895	228
*Career Education Corp.	1,930	76
*ITT Educational Services, Inc.	866	44
*Education Management Corp.	1,180	40
*Laureate Education Inc.	819	34
Strayer Education, Inc.	276	28

Consumer Discretionary Index Fund

	Shares	Market Value• ($000)
*Corinthian Colleges, Inc.	1,704	22
*DeVry, Inc.	1,126	21
*Bright Horizons Family Solutions, Inc.	506	20
*Educate, Inc.	141	2
Electrical—Household Appliances (0.4%)		515
Whirlpool Corp.	1,239	94
Maytag Corp.	1,595	30
Entertainment (6.2%)		124
The Walt Disney Co.	38,158	961
Viacom Inc. Class B	26,239	892
*Pixar, Inc.	1,072	47
*Gaylord Entertainment Co.	784	33
International Speedway Corp.	538	30
*DreamWorks Animation SKG, Inc.	578	15
Regal Entertainment Group Class A	756	15
Speedway Motorsports, Inc.	284	11
Movie Gallery, Inc.	434	8
Financial Information Services (0.2%)		2,012
Dow Jones & Co., Inc.	858	35
Interactive Data Corp.	696	16
Financial Miscellaneous (0.5%)		51
H & R Block, Inc.	5,884	159
*Sotheby's Holdings Class A	859	15
Funeral Parlors & Cemeteries (0.2%)		174
Service Corp. International	6,220	53
Stewart Enterprises, Inc. Class A	1,879	13
*Alderwoods Group, Inc.	495	8
Home Building (4.1%)		74
D. R. Horton, Inc.	5,226	193
Pulte Homes, Inc.	1,992	172
Centex Corp.	2,359	160
Lennar Corp. Class A	2,291	142
KB HOME	1,517	113
*Toll Brothers, Inc.	2,137	103
*NVR, Inc.	113	100
Ryland Group, Inc.	839	61
Standard Pacific Corp.	1,188	52
Beazer Homes USA, Inc.	770	48
MDC Holdings, Inc.	561	43
*Hovnanian Enterprises Inc. Class A	606	36
*Meritage Corp.	445	35
*WCI Communities, Inc.	689	21
M/I Homes, Inc.	205	12
*William Lyon Homes, Inc.	56	8
Technical Olympic USA, Inc.	249	7
Levitt Corp. Class A	221	6
Hotel/Motel (2.2%)		1,312
Starwood Hotels & Resorts Worldwide, Inc.	3,926	229
Marriott International, Inc. Class A	3,545	224
Hotels Corp.	6,912	160
*Wynn Resorts Ltd.	866	41
Choice Hotel International, Inc.	332	20
Orient-Express Hotel Ltd.	565	17
The Marcus Corp.	461	9
Household Equipment & Products (0.6%)		700
Black & Decker Corp.	1,534	131
The Stanley Works	1,463	67
Household Furnishings (1.2%)		198
Newell Rubbermaid, Inc.	5,178	121
*Mohawk Industries, Inc.	1,023	87
Leggett & Platt, Inc.	3,491	85
Ethan Allen Interiors, Inc.	573	18
Furniture Brands International Inc.	898	17
La-Z-Boy Inc.	1,051	15
*Tempur-Pedic International Inc.	828	13
*Select Comfort Corp.	636	12
Libbey, Inc.	341	6
Haverty Furniture Cos., Inc.	413	5
*Kirkland's, Inc.	144	1
Identification Control & Filter Devices (0.2%)		380
Garmin Ltd.	1,100	64
Jewelry, Watches & Gems (0.4%)
Tiffany & Co.	2,710	101
*Fossil, Inc.	1,009	22
Movado Group, Inc.	405	8
LeisureTime (2.0%)		131
Carnival Corp.	8,239	407
Royal Caribbean Cruises, Ltd.	2,005	86
*Penn National Gaming, Inc.	1,183	40
SCP Pool Corp.	913	33
Callaway Golf Co.	1,395	21
*Six Flags, Inc.	1,741	12
*Vail Resorts Inc.	387	11
*K2 Inc.	837	10
*West Marine, Inc.	359	7
*Steiner Leisure Ltd.	188	6
Action Performance Cos., Inc.	411	5
*Great Wolf Resorts, Inc.	423	5
*Life Time Fitness, Inc.	122	4
Sturm, Ruger & Co., Inc.	344	3
Manufactured Housing (0.1%)		650
*Champion Enterprises, Inc.	1,408	19
Skyline Corp.	89	4
*Palm Harbor Homes, Inc.	129	2
Miscellaneous Business & Consumer Discretionary (0.2%)		25
E.W. Scripps Co. Class A	1,469	73
Miscellaneous Producer Durables (0.0%)
*Blount International, Inc.	625	11
Multi-Sector Companies (1.7%)
Fortune Brands, Inc.	2,683	233
Johnson Controls, Inc.	3,620	217
Brunswick Corp.	1,661	73
Office Furniture & Business Equipment (0.0%)		523
Kimball International, Inc. Class B	523	7
Paints & Coating (0.3%)
Sherwin-Williams Co.	2,256	105
Photography (0.4%)
Eastman Kodak Co.	5,411	132
Publishing—Miscellaneous (1.6%)
The McGraw-Hill Cos., Inc.	7,154	345
Dex Media, Inc.	1,508	38
Meredith Corp.	735	36
John Wiley & Sons Class A	698	30
Reader's Digest Association, Inc.	1,818	30
*Scholastic Corp.	640	23
*PRIMEDIA Inc.	2,038	8
*Martha Stewart Living Omnimedia, Inc.	208	7
*Playboy Enterprises, Inc. Class B	491	7
Courier Corp.	123	5
Publishing—Newspapers (2.9%)		529
Gannett Co., Inc.	4,761	346
Tribune Co.	4,146	156
Knight Ridder	1,417	91

Consumer Discretionary Index Fund

	Shares	Market Value• ($000)
Washington Post Co. Class B	105	87
New York Times Co. Class A	2,579	82
Belo Corp. Class A	1,925	47
Lee Enterprises, Inc.	711	31
Media General, Inc. Class A	392	26
The McClatchy Co. Class A	384	25
*Journal Register Co.	833	16
Hollinger International, Inc.	1,119	11
Journal Communications, Inc.	431	7
Radio & Television Broadcasters (5.8%)		925
News Corp., Inc. Class A	35,533	576
Clear Channel Communications, Inc.	8,690	289
*DirecTV Group, Inc.	14,217	226
News Corp., Inc. Class B	10,719	183
*Sirius Satellite Radio, Inc.	22,975	158
*XM Satellite Radio Holdings, Inc.	4,113	145
*Univision Communications Inc.	4,298	116
Westwood One, Inc.	1,401	28
*Entercom Communications Corp.	678	23
*Radio One, Inc. Class D	1,225	17
*Cumulus Media Inc.	1,119	14
*Emmis Communications, Inc.	588	14
*Citadel Broadcasting Corp.	962	13
Liberty Corp.	227	11
*Cox Radio, Inc.	663	10
Hearst-Argyle Television Inc.	394	10
Gray Television, Inc.	766	9
Sinclair Broadcast Group, Inc.	786	7
*Radio One, Inc.	490	7
*Lin TV Corp.	413	6
*Salem Communications Corp.	283	5
*Spanish Broadcasting System, Inc.	671	5
*Saga Communications, Inc.	307	4
World Wrestling Entertainment, Inc.	347	4
*Regent Communications, Inc.	657	4
*Fisher Communications, Inc.	73	4
*Beasley Broadcast Group, Inc.	86	1
Real Estate (0.0%)		1,889
*Avatar Holding, Inc.	71	4
Real Estate Investment Trusts (0.1%)
*La Quinta Corp. REIT	3,750	32
Recreational Vehicles & Boats (1.2%)
Harley-Davidson, Inc.	5,309	262
Polaris Industries, Inc.	731	39
Thor Industries, Inc.	789	26
Winnebago Industries, Inc.	628	19
*Fleetwood Enterprises, Inc.	947	10
Monaco Coach Corp.	608	9
Arctic Cat, Inc.	339	7
Marine Products Corp.	151	2
Rent & Lease Services—Consumer (0.1%)		374
*Rent-A-Center, Inc.	1,398	28
Aaron Rents, Inc. Class B	796	18
Restaurants (6.6%)		46
McDonald's Corp.	23,453	761
*Starbucks Corp.	7,459	366
Yum! Brands, Inc.	5,459	259
Wendy's International, Inc.	2,124	100
Darden Restaurants Inc.	2,875	90
*Brinker International, Inc.	1,696	63
Outback Steakhouse, Inc.	1,216	51
*The Cheesecake Factory Inc.	1,268	40
Applebee's International, Inc.	1,509	33
*Sonic Corp.	1,040	32
CBRL Group, Inc.	856	31
*Panera Bread Co.	536	30
Ruby Tuesday, Inc.	1,342	30
*P.F. Chang's China Bistro, Inc.	476	24
*Jack in the Box Inc.	684	24
*CEC Entertainment Inc.	628	22
*Red Robin Gourmet Burgers	335	16
*Rare Hospitality International Inc.	549	15
Bob Evans Farms, Inc.	573	14
*California Pizza Kitchen, Inc.	431	13
*Texas Roadhouse, Inc.	386	13
Domino's Pizza, Inc.	533	12
Lone Star Steakhouse & Saloon, Inc.	448	12
*Steak n Shake Co.	573	11
IHOP Corp.	275	11
Landry's Restaurants, Inc.	355	10
CKE Restaurants Inc.	865	10
*Ryan's Restaurant Group, Inc.	745	10
*O'Charley's Inc.	471	8
*Papa John's International, Inc.	157	8
*Krispy Kreme Doughnuts, Inc.	1,072	7
Triarc Cos., Inc. Class B	487	7
AFC Enterprises, Inc.	397	5
Triarc Cos., Inc. Class A	227	4
Retail (28.4%)		2,142
Home Depot, Inc.	40,034	1,614
Lowe's Cos., Inc.	13,694	881
Target Corp.	15,653	841
Best Buy Co., Inc.	7,815	372
Federated Department Stores, Inc.	4,953	342
Staples, Inc.	13,908	305
*Kohl's Corp.	5,817	305
*Sears Holdings Corp.	2,154	293
*Amazon.com, Inc.	5,723	244
J.C. Penney Co., Inc. (Holding Co.)	4,913	239
*Bed Bath & Beyond, Inc.	5,635	229
The Gap, Inc.	11,448	218
TJX Cos., Inc.	9,074	190
*Office Depot, Inc.	5,891	177
Limited Brands, Inc.	6,269	138
Nordstrom, Inc.	3,917	132
*Chico's FAS, Inc.	3,313	115
*AutoZone Inc.	1,107	105
Dollar General Corp.	5,257	100
Abercrombie & Fitch Co.	1,678	93
Michaels Stores, Inc.	2,478	90
*Advance Auto Parts, Inc.	1,389	85
*AutoNation, Inc.	3,577	74
*Williams-Sonoma, Inc.	1,811	73
PETsMART, Inc.	2,721	70
Ross Stores, Inc.	2,791	69
Foot Locker, Inc.	2,919	64
*CarMax, Inc.	1,896	60
Circuit City Stores, Inc.	3,576	60
RadioShack Corp.	2,377	60
American Eagle Outfitters, Inc.	2,062	59
Family Dollar Stores, Inc.	2,908	58
The Neiman Marcus Group, Inc. Class A	560	55
*O'Reilly Automotive, Inc.	1,890	52
*Urban Outfitters, Inc.	904	50
*Saks Inc.	2,162	47
*Barnes & Noble, Inc.	1,210	46
*Dollar Tree Stores, Inc.	1,988	45
OfficeMax, Inc.	1,391	41
Claire's Stores, Inc.	1,685	40
*Pacific Sunwear of California, Inc.	1,380	33
Borders Group, Inc.	1,370	31
*AnnTaylor Stores Corp.	1,215	31
*Tractor Supply Co.	583	30
*Men's Wearhouse, Inc.	909	28
Dillard's Inc.	1,217	27

Consumer Discretionary Index Fund

	Shares	Market Value• ($000)
*Guitar Center, Inc.	475	27
The Neiman Marcus Group, Inc. Class B	265	26
*Zale Corp.	928	26
*Charming Shoppes, Inc.	2,139	26
*Big Lots Inc.	2,144	25
*Coldwater Creek Inc.	792	24
*Payless ShoeSource, Inc.	1,209	22
*Dick's Sporting Goods, Inc.	680	22
*PETCO Animal Supplies, Inc.	915	20
Pier 1 Imports Inc.	1,590	20
*Genesco, Inc.	489	19
*Linens 'n Things, Inc.	789	19
*Hibbett Sporting Goods, Inc.	547	18
*Aeropostale, Inc.	707	18
*Insight Enterprises, Inc.	935	18
Burlington Coat Factory Warehouse Corp.	439	17
*The Sports Authority, Inc.	506	16
*Too Inc.	609	16
*The Children's Place Retail Stores, Inc.	382	16
Tuesday Morning Corp.	525	15
Brown Shoe Co., Inc.	414	15
*Electronics Boutique Holdings Corp.	227	15
Sonic Automotive, Inc.	616	14
*GameStop Corp.	419	14
Cato Corp. Class A	725	14
*Stage Stores, Inc.	505	14
The Pep Boys (Manny, Moe & Jack)	1,074	14
Stein Mart, Inc.	554	14
*CSK Auto Corp.	809	14
Blockbuster Inc. Class A	2,035	13
*GameStop Corp. Class B	437	13
*The Pantry, Inc.	359	13
*ShopKo Stores, Inc.	517	13
*Hot Topic, Inc.	824	13
*Overstock.com, Inc.	306	12
Talbots Inc.	381	12
*MarineMax, Inc.	392	11
Lithia Motors, Inc.	361	11
Christopher & Banks Corp.	649	10
United Auto Group, Inc.	301	10
*Jo-Ann Stores, Inc.	467	10
*Cabela's Inc.	488	10
*The Dress Barn, Inc.	373	9
*Group 1 Automotive, Inc.	287	9
Blockbuster Inc. Class B	1,342	8
*The Gymboree Corp.	534	8
Fred's, Inc.	581	8
*99 Cents Only Stores	768	8
*J. Jill Group, Inc.	451	8
Big 5 Sporting Goods Corp.	288	8
*Priceline.com, Inc.	344	7
*ValueVision Media, Inc.	519	7
*Cost Plus, Inc.	318	7
*Asbury Automotive Group, Inc.	349	6
bebe stores, inc	223	5
Russ Berrie and Co., Inc.	309	5
*GSI Commerce, Inc.	280	5
Handleman Co.	356	5
*Stamps.com Inc.	268	5
Deb Shops, Inc.	171	4
*1-800-FLOWERS.COM, Inc.	589	4
*A.C. Moore Arts & Crafts, Inc.	179	4
*Blue Nile Inc.	116	4
*Drugstore.com, Inc.	927	4
*Charlotte Russe Holding Inc.	245	3
The Buckle, Inc.	78	3
*Sharper Image Corp.	157	2
*Conn's, Inc.	80	2
*New York & Co., Inc.	96	2
*1-800 CONTACTS, Inc.	84	2
*Build-A-Bear-Workshop, Inc.	66	1
Services—Commercial (4.0%)		9,153
*eBay Inc.	18,883	765
*IAC/InterActiveCorp	5,036	124
*Expedia, Inc.	5,035	112
*Getty Images, Inc.	915	78
ServiceMaster Co.	5,473	75
*Weight Watchers International, Inc.	772	44
Regis Corp.	834	34
Jackson Hewitt Tax Service Inc.	709	18
UniFirst Corp.	261	10
Pre-Paid Legal Services, Inc.	190	8
*Vertrue Inc.	167	6
*4Kids Entertainment Inc.	329	6
*Harris Interactive Inc.	1,041	4
*Source Interlink Cos., Inc.	126	2
Shoes (1.4%)		1,286
NIKE, Inc. Class B	3,482	275
Reebok International Ltd.	867	49
*Timberland Co.	1,100	36
Wolverine World Wide, Inc.	1,041	22
K-Swiss, Inc.	486	15
Finish Line, Inc.	917	13
The Stride Rite Corp.	676	9
*Steven Madden, Ltd.	327	8
*Skechers U.S.A., Inc.	456	8
Kenneth Cole Productions, Inc.	129	4
Telecommunications Equipment (0.0%)		439
*Audiovox Corp.	353	6
Textile Products (0.0%)
*Interface, Inc.	886	9
Textile—Apparel Manufacturing (2.2%)
*Coach, Inc.	7,011	233
VF Corp.	1,656	98
Liz Claiborne, Inc.	1,996	82
Jones Apparel Group, Inc.	2,305	65
Polo Ralph Lauren Corp.	1,024	51
*Quiksilver, Inc.	2,401	37
*Tommy Hilfiger Corp.	1,809	32
*The Warnaco Group, Inc.	803	20
Phillips-Van Heusen Corp.	597	20
Kellwood Co.	620	15
*Columbia Sportswear Co.	283	13
*Carter's, Inc.	239	13
Russell Corp.	536	10
Oxford Industries, Inc.	178	8
*Guess ?, Inc.	297	6
Tires & Rubber (0.3%)		703
*The Goodyear Tire & Rubber Co.	3,093	52
Cooper Tire & Rubber Co.	1,365	23
Bandag, Inc. Class A	97	4
Bandag, Inc.	82	4
Toys (0.8%)		83
Mattel, Inc.	7,740	140
Hasbro, Inc.	3,133	65
*Marvel Enterprises Inc.	1,622	31
*JAKKS Pacific, Inc.	537	9
*Leapfrog Enterprises, Inc.	379	5
Utilities—Cable Television & Radio (4.2%)		250
*Comcast Corp. Class A	24,089	741
*Comcast Corp. Special Class A	15,572	470
*Cablevision Systems NY Group Class A	4,127	129

Consumer Discretionary Index Fund

	Shares	Market Value• ($000)
*Mediacom Communications Corp.	1,218	9
Utilities—Telecommunications (0.3%)		1,349
*NTL Inc.	1,299	83
Wholesalers (0.0%)
*LKQ Corp.	208	7
Total Common Stocks (Cost $32,107)		32,050
Temporary Cash Investment (0.2%)
Vanguard Market Liquidity Fund, 3.542%1 (Cost $63)	62,765	63
Total Investments (99.5%) (Cost $32,170)		32,113
Other Assets and Liabilities (0.5%)
Other Assets—Note B		325
Liabilities		(148)
		177
Net Assets (100%)		32,290

At August 31, 2005, net assets consisted of:[2]	Amount ($000)
Paid-in Capital	32,305
Undistributed Net Investment Income	110
Accumulated Net Realized Losses	(68)
Unrealized Depreciation	(57)
Net Assets	32,290

Admiral Shares—Net Assets
Applicable to 3,535 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	98
Net asset value per share— Admiral Shares	$27.75

VIPER Shares—Net Assets
Applicable to 600,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,192
Net asset value per share— VIPER Shares	$53.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	186

Interest[1]	1

Security Lending	1

Total Income	188

Expenses

The Vanguard Group—Note B

Investment Advisory Services	3

Management and Administrative

Admiral Shares	—

VIPER Shares	22

Marketing and Distribution

Admiral Shares	—

VIPER Shares	3

Custodian Fees	5

Auditing Fees	17

Shareholder's Reports

Admiral Shares	—

VIPER Shares	2

Total Expenses	52

Net Investment Income	136

Realized Net Gain (Loss) on Investment
Securities Sold	1,483

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,242

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,861

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	136	79

Realized Net Gain (Loss)	1,483	(30)

Change in Unrealized Appreciation (Depreciation)	1,242	(1,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,861	(1,250)

Distributions

Net Investment Income

Admiral Shares	—	—

VIPER Shares	(105)	—

Realized Capital Gain

Admiral Shares	—	—

VIPER Shares	—	—

Total Distributions	(105)	—

Capital Share Transactions—Note E

Admiral Shares	100	—

VIPER Shares	10,639	20,045

Net Increase (Decrease) from Capital Share Transactions	10,739	20,045

Total Increase (Decrease)	13,495	18,795

Net Assets

Beginning of Period	18,795	—

End of Period[3]	32,290	18,795

1 Interest income from affiliated companies of the fund was $1,000.
2 Inception.
3 Including undistributed net investment income of $110,000 and $79,000.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout the Period	July 14[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$28.29

Investment Operations

Net Investment Income	.16[2]

Net Realized and Unrealized Gain (Loss) on Investments	(.70)

Total from Investment Operations	(.54)

Distributions

Dividends from Net Investment Income	—

Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$27.75

Total Return[3]	-1.91%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$0.1

Ratio of Total Expenses to Average Net Assets	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	0.67%[4]

Portfolio Turnover Rate[5]	13%

VIPER Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$46.99	$50.09

Investment Operations

Net Investment Income	.35[2]	.20

Net Realized and Unrealized Gain (Loss) on Investments	6.66	(3.30)

Total from Investment Operations	7.01	(3.10)

Distributions

Dividends from Net Investment Income	(.35)	—

Distributions from Realized Capital Gains	—	—

Total Distributions	(.35)	—

Net Asset Value, End of Period	$53.65	$46.99

Total Return	14.91%	-6.19%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$32	$19

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	0.69%	0.68%[4]

Portfolio Turnover Rate5	13%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed in redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
    See accompanying notes, which are an integral part of the financial statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares were first issued on July 14, 2005. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.003% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2005, the fund realized $1,521,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2005, the fund had $117,000 of ordinary income available for distribution. The fund had available realized losses of $68,000 to offset future net capital gains of $36,000 through August 31, 2013, and $32,000 through August 31, 2014.

At August 31, 2005, net unrealized depreciation of investment securities for tax purposes was $57,000, consisting of unrealized gains of $1,149,000 on securities that had risen in value since their purchase and $1,206,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended August 31, 2005, the fund purchased $33,762,000 of investment securities and sold $23,270,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 26[1] to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	100	4	—	—

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—Admiral Shares	100	4	—	—

VIPER Shares

Issued	31,226	600	20,045	400

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	(20,587)	(400)	—	—

Net Increase (Decrease)—VIPER Shares	10,639	200	20,045	400

1 Inception

Consumer Staples Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	105	104	2,480

Median Market Cap	$52.8B	$91.8B	$28.4B

Price/Earnings Ratio	19.1x	19.1x	18.7x

Price/Book Ratio	4.4x	4.6x	2.8x

Yield	2.2%	1.7%

Admiral Shares	1.9%

VIPER Shares	1.9%

Return on Equity	30.0%	31.1%	17.8%

Earnings Growth Rate	12.5%	12.9%	12.5%

Foreign Holdings	0.8%	0.8%	0.0%

Turnover Rate	7%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Agriculture—Fish & Ranch	1%

Beverage—Brewers & Wineries	4

Beverage—Soft Drinks	16

Consumer Products	8

Cosmetics	2

Drug & Grocery Store Chains	12

Foods	16

Milling—Fruit & Grain Producers	2

Retail	11

Soap & Household Chemicals	14

Tobacco	14

Ten largest holdings (% of total net assets)[3]

Altria Group, Inc.	11.5%

The Procter & Gamble Co.	10.5

Wal-Mart Stores, Inc.	8.9

The Coca-Cola Co.	7.2

PepsiCo, Inc.	6.9

Gillette Co.	4.5

Walgreen Co.	4.2

Anheuser-Busch Cos., Inc.	3.1

Kimberly-Clark Corp.	2.7

Colgate-Palmolive Co.	2.5

Top Ten	62.0%

1 MSCI US IMI/Consumer Staples.
2 MSCI US IMI/2500.
3 “Ten Largest Holdings”excludes any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception [1]	Investment

Consumer Staples Index Fund VIPER Shares

Net Asset Value	9.33%	7.62%	$11,243

Consumer Staples Index Fund VIPER Shares Market Price	9.34	7.56	11,233

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Consumer Staples	8.84	7.11	11,158

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Consumer Staples Index Fund Admiral Shares2	9.29%	7.95%	$112,875

MSCI US IMI/2500	15.45	8.35	113,541

MSCI US IMI/Consumer Staples	8.84	7.46	112,066

Fiscal-year total returns (%): January 26, 2004–August 31, 2005

Cumulative returns: VIPER Shares, January 26, 2004–August 31, 2005

	One Year	Cumulative Since Inception

Consumer Staples Index Fund VIPER Shares Net Asset Value	9.33%	12.43%

Consumer Staples Index Fund VIPER Shares Market Price	9.34	12.33

MSCI US IMI/Consumer Staples	8.84	11.58

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Consumer Staples Index Fund

VIPER Shares	1/26/2004

Net Asset Value		3.86%	7.40%

Market Price		3.87	7.44

Admiral Shares[2]	1/30/200	3.85	7.77

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares January 30, 2004. 2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 22 for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.9%)
Agriculture—Fish & Ranch (0.9%)
Bunge Ltd.	8,225	483
Delta & Pine Land Co.	3,850	99
*Gold Kist Inc.	3,763	70
Alico, Inc.	1,049	55
Beverage—Brewers & Wineries (4.1%)		707
Anheuser-Busch Cos., Inc.	54,191	2,401
*Constellation Brands, Inc. Class A	14,709	405
Molson Coors Brewing Co. Class B	5,291	339
*Boston Beer Co., Inc. Class A	2,537	60
Beverage—Distillers (0.3%)		3,205
Brown-Forman Corp. Class B	3,412	193
Beverage—Soft Drinks (15.7%)
The Coca-Cola Co.	126,237	5,554
PepsiCo, Inc.	96,572	5,297
Coca-Cola Enterprises, Inc.	19,404	434
The Pepsi Bottling Group, Inc.	11,614	342
PepsiAmericas, Inc.	6,316	159
*Hansen Natural Corp.	2,066	103
*Peet's Coffee & Tea Inc.	2,177	68
Farmer Brothers, Inc.	2,716	57
Coca-Cola Bottling Co.	1,105	54
Chemicals (0.4%)		12,068
*Energizer Holdings, Inc.	5,097	331
Consumer Products (8.0%)
Gillette Co.	64,150	3,456
Kimberly-Clark Corp.	33,196	2,069
Alberto-Culver Co. Class B	6,295	270
*Spectrum Brands Inc.	4,179	118
*USANA Health Sciences, Inc.	1,707	89
The Topps Co., Inc.	6,992	72
*Playtex Products, Inc.	6,238	68
Mannatech, Inc.	3,595	45
Cosmetics (2.3%)		6,187
Avon Products, Inc.	33,238	1,091
Estee Lauder Cos. Class A	9,783	395
Nu Skin Enterprises, Inc.	4,528	97
*Elizabeth Arden, Inc.	3,611	80
*Revlon, Inc. Class A	19,601	69
Drug & Grocery Store Chains (11.6%)		1,732
Walgreen Co.	69,715	3,230
CVS Corp.	55,419	1,628
*The Kroger Co.	49,046	968
Safeway, Inc.	32,105	762
Whole Foods Market, Inc.	4,745	613
Albertson's, Inc.	23,329	470
SuperValu Inc.	10,391	362
*Rite Aid Corp.	43,985	179
Longs Drug Stores, Inc.	2,853	121
Casey's General Stores, Inc.	5,283	107
*7-Eleven, Inc.	3,553	101
Ruddick Corp.	4,095	96
*The Great Atlantic & Pacific Tea Co., Inc.	2,750	70
Weis Markets, Inc.	1,814	68
*Wild Oats Markets Inc.	5,375	65
Ingles Markets, Inc.	4,010	60
Arden Group Inc. Class A	673	51
Drugs & Pharmaceuticals (0.1%)		8,951
*Chattem, Inc.	2,040	79
Electronics—Technology (0.1%)
*Ionatron Inc.	6,654	55
Foods (15.8%)
Sysco Corp.	44,231	1,476
General Mills, Inc.	23,097	1,065
Sara Lee Corp.	55,428	1,053
H.J. Heinz Co.	24,764	890
ConAgra Foods, Inc.	36,614	836
Kellogg Co.	17,665	801
The Hershey Co.	12,624	746
Wm. Wrigley Jr. Co.	10,359	736
Kraft Foods Inc.	19,324	599
Campbell Soup Co.	16,767	493
*Dean Foods Co.	11,280	417
McCormick & Co., Inc.	9,509	322
Tyson Foods, Inc.	17,843	317
J.M. Smucker Co.	4,741	226
*Smithfield Foods, Inc.	7,756	216
Hormel Foods Corp.	6,683	213
*Del Monte Foods Co.	17,641	191
Flowers Foods, Inc.	5,553	151
Pilgrim's Pride Corp.	4,388	149
Ralcorp Holdings, Inc.	3,001	133
*Performance Food Group Co.	4,091	127
*Herbalife Ltd.	4,126	122
*NBTY, Inc.	5,553	122
Chiquita Brands International, Inc.	4,621	116
*TreeHouse Foods Inc.	3,402	102
Tootsie Roll Industries, Inc.	2,758	88
*Hain Celestial Group, Inc.	4,217	80
J & J Snack Foods Corp.	1,270	76
Seaboard Corp.	56	72
Lance, Inc.	3,772	64
Sanderson Farms, Inc.	1,690	62
American Italian Pasta Co.	5,245	58
Metals & Minerals & Commodities (0.1%)		12,119
WD-40 Co.	2,481	72
Milling—Fruit & Grain Producers (1.4%)
Archer-Daniels-Midland Co.	41,822	941
Corn Products International, Inc.	6,431	145
Multi-Sector Companies (0.2%)		1,086
Lancaster Colony Corp.	2,784	127
Retail (11.3%)
Wal-Mart Stores, Inc.	151,618	6,817
Costco Wholesale Corp.	32,878	1,428

Consumer Staples Index Fund

	Shares	Market Value• ($000)
*BJ's Wholesale Club, Inc.	6,252	178
*United Natural Foods, Inc.	3,632	123
*Central Garden and Pet Co.	2,121	105
Soap and Household Chemicals (14.0%)		8,651
The Procter & Gamble Co.	145,064	8,048
Colgate-Palmolive Co.	36,209	1,901
The Clorox Co.	11,155	642
Church & Dwight, Inc.	5,245	200
Textile—Apparel Manufacturing (0.0%)		10,791
Phillips-Van Heusen Corp.	100	3
Tobacco (13.5%)
Altria Group, Inc.	125,175	8,850
Reynolds American Inc.	6,575	552
UST, Inc.	12,264	522
Carolina Group	5,826	225
Universal Corp. (VA)	2,650	110
Vector Group Ltd.	3,400	67
Alliance One International, Inc.	14,231	57
Wholesale & International Trade (0.1%)		10,383
*Central European Distribution Corp.	2,057	86
Total Investments (Cost $74,723)		76,826
Other Assets and Liabilities (0.1%)
Other Assets—Note B		96
Liabilities		(54)
		42
Net Assets (100%)		76,868

At August 31, 2005, net assets consisted of: 1

Amount ($000)
Paid-in Capital	74,284
Undistributed Net Investment Income	490
Accumulated Net Realized Losses	(9)
Unrealized Appreciation	2,103
Net Assets	76,868

Admiral Shares—Net Assets
Applicable to 145,836 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,032
Net asset value per share— Admiral Shares	$27.64

VIPER Shares—Net Assets
Applicable to 1,300,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	72,836
Net asset value per share— VIPER Shares	$56.03

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Staples Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	749

Interest[1]	2

Total Income	751

Expenses

The Vanguard Group—Note B

Investment Advisory Services	6

Management and Administrative

Admiral Shares	2

VIPER Shares	43

Marketing and Distribution

Admiral Shares	—

>VIPER Shares	5

Custodian Fees	20

Auditing Fees	18

Shareholders' Reports

Admiral Shares	—

VIPER Shares	5

Total Expenses	99

Net Investment Income	652

Realized Net Gain (Loss) on
Investment Securities Sold	(10)

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,835

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,477

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	652	195

Realized Net Gain (Loss)	(10)	101

Change in Unrealized Appreciation (Depreciation)	1,835	268

Net Increase (Decrease) in Net Assets Resulting from Operations	2,477	564

Distributions

Net Investment Income

Admiral Shares	(16)	—

VIPER Shares	(341)	—

Realized Capital Gain[3]

Admiral Shares	(4)	—

VIPER Shares	(96)	—

Total Distributions	(457)	—

Capital Share Transactions—Note E

Admiral Shares	3,109	843

VIPER Shares	49,996	20,336

Net Increase (Decrease) from Capital Share Transactions	53,105	21,179

Total Increase (Decrease)	55,125	21,743

Net Assets

Beginning of Period	21,743	—

End of Period[4]	76,868	21,743

1 Interest from affiliated companies of the fund was $2,000.
2 Inception.
3 Includes fiscal 2005 short-term gain distributions totaling $100,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Including undistributed net investment income of $490,000 and $195,000.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 30[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.82	$25.00

Investment Operations

Net Investment Income	.4272	.24

Net Realized and Unrealized Gain (Loss) on Investments[3]	1.952	.58

Total from Investment Operations	2.379	.82

Distributions

Dividends from Net Investment Income	(.440)	—

Distributions from Realized Capital Gains	(.119)	—

Total Distributions	(.559)	—

Net Asset Value, End of Period	$27.64	$25.82

Total Return[4]	9.29%	3.28%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4	$1

Ratio of Total Expenses to Average Net Assets	0.28%	0.28%5

Ratio of Net Investment Income to Average Net Assets	1.69%	1.51%5

Portfolio Turnover Rate6	7%	20%

VIPER Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$52.28	$50.84

Investment Operations

Net Investment Income	.950[2]	.47

Net Realized and Unrealized Gain (Loss) on Investments	3.894	.97

Total from Investment Operations	4.844	1.44

Distributions

Dividends from Net Investment Income	(.853)	—

Distributions from Realized Capital Gains	(.241)	—

Total Distributions	(1.094)	—

Net Asset Value, End of Period	$56.03	$52.28

Total Return	9.33%	2.83%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$73	$21

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[5]

Ratio of Net Investment Income to Average Net Assets	1.71%	1.51%[5]

Portfolio Turnover Rate[6]	7%	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.05 and $.00.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2005, the fund had $512,000 of ordinary income available for distribution. The fund had available realized losses of $18,000 to offset future net capital gains through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,103,000, consisting of unrealized gains of $4,164,000 on securities that had risen in value since their purchase and $2,061,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended August 31, 2005, the fund purchased $56,086,000 of investment securities and sold $2,806,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 26[1] to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	3,792	140	843	32

Issued in Lieu of Cash Distributions	12	—	—	—

Redeemed[2]	(695)	(26)	—	—

Net Increase (Decrease)—Admiral Shares	3,109	114	843	32

VIPER Shares

Issued	49,996	900	20,336	400

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—VIPER Shares	49,996	900	20,336	400

1 Inception.
2 Net of redemption fees of $7,000.

Energy Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	129	129	2,480

Median Market Cap	$31.3B	$50.7B	$28.4B

Price/Earnings Ratio	14.2x	14.3x	18.7x

Price/Book Ratio	3.0x	3.1x	2.8x

Yield	1.4%	1.7%

Admiral Shares	1.1%

VIPER Shares	1.1%

Return on Equity	19.9%	20.3%	17.8%

Earnings Growth Rate	22.4%	22.3%	12.5%

Foreign Holdings	0.1%	0.1%	0.0%

Turnover Rate	16%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%[3]

VIPER Shares	0.26%[3]

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Coal	2%

Energy Miscellaneous	4

Machinery—Oil Well Equipment & Service	17

Offshore Drilling	4

Oil—Crude Producers	20

Oils—Integrated Domestic	15

Oils—Integrated International	34

Utilities—Gas Distribution	2

Utilities—Gas Pipelines	2

Ten largest holdings (% of total net assets)[4]

ExxonMobil Corp.	20.1%

Chevron Corp.	12.4

ConocoPhillips Co.	10.5

Schlumberger Ltd.	4.0

Occidental Petroleum Corp.	2.6

Halliburton Co.	2.5

Burlington Resources, Inc.	2.3

Devon Energy Corp.	2.2

Valero Energy Corp.	2.2

Apache Corp.	1.9

Top Ten	60.7%

1 MSCI US IMI/Energy.
2 MSCI US IMI/2500.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on the sale of fund shares

Cumulative performance: September 23, 2004–August 31, 2005
Initial investment of $10,000

	Total Returns Periods Ended August 31, 2005	Final Value of a $10,000
	Since Inception[1]	Investment

Energy Index Fund VIPER Shares Net Asset Value	48.29%	$14,829

Energy Index Fund VIPER Shares Market Price	48.10	14,810

MSCI US IMI/2500	14.42	11,442

MSCI US IMI/Energy	45.80	14,580

	Since Inception[1]	Final Value of a $100,000 Investment

Energy Index Fund Admiral Shares[2]	37.48%	$137,476

MSCI US IMI/2500	12.02	112,019

MSCI US IMI/Energy	37.50	137,504

Fiscal-period total returns (%):
September 23, 2004–August 31, 2005

[48.3}    Energy Index Fund VIPER Shares Net Asset Value
[45.8]    MSCI US IMI/Energy

Cumulative returns: VIPER Shares, September 23, 2004-August 31, 2005
Cumulative Since Inception

Energy Index Fund VIPER Shares Net Asset Value	48.29%

Energy Index Fund VIPER Shares Market Price	48.10

MSCI US IMI/Energy	45.80

Total returns since inception: Period ended June 30, 2005
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception

Energy Index Fund

VIPER Shares	9/23/2004

Net Asset Value		29.98%

Market Price		29.93

Admiral Shares	10/7/2004	22.95

Fee-Adjusted Return[2]		20.50

1 Inception dates are: for VIPER Shares, September 23, 2004; for Admiral Shares, October 7, 2004.
2 Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
   Note: See Financial Highlights tables on page 29 for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.8%)
AirTransportation (0.1%)
*Offshore Logistics, Inc.	6,272	227
Coal (2.1%)
Peabody Energy Corp.	25,473	1,826
CONSOL Energy, Inc.	18,043	1,258
Arch Coal, Inc.	12,720	817
Massey Energy Co.	15,745	800
Foundation Coal Holdings, Inc.	7,622	272
Energy Miscellaneous (4.0%)		4,973
Valero Energy Corp.	49,408	5,262
Sunoco, Inc.	28,707	2,087
Tesoro Petroleum Corp.	13,857	801
Holly Corp.	5,109	288
*Veritas DGC Inc.	8,543	275
Penn Virginia Corp.	4,740	266
*TETRA Technologies, Inc.	9,045	258
*KFX, Inc.	13,088	210
*Syntroleum Corp.	11,468	171
Crosstex Energy, Inc.	1,662	106
Machinery—Oil Well Equipment & Service (17.0%)		9,724
Schlumberger Ltd.	112,400	9,692
Halliburton Co.	96,878	6,004
Baker Hughes, Inc.	64,787	3,806
*National Oilwell Varco Inc.	33,022	2,120
BJ Services Co.	31,876	2,011
*Nabors Industries, Inc.	29,373	1,968
Noble Corp.	26,266	1,873
*Weatherford International Ltd.	26,444	1,791
Smith International, Inc.	41,592	1,445
Patterson-UTI Energy, Inc.	32,039	1,090
*Grant Prideco, Inc.	25,312	933
Rowan Cos., Inc.	22,209	826
*Pride International, Inc.	32,495	822
*Cooper Cameron Corp.	11,116	802
Helmerich & Payne, Inc.	10,839	644
*FMC Technologies Inc.	14,011	563
*Cal Dive International, Inc.	7,991	499
*Superior Energy Services, Inc.	16,459	361
*Oceaneering International, Inc.	6,469	322
*Hanover Compressor Co.	20,895	316
*Hydrill Co.	4,494	308
*Global Industries Ltd.	22,239	306
*SEACOR Holdings Inc.	4,161	297
CARBO Ceramics Inc.	4,522	272
*Oil States International, Inc.	7,602	263
*W-H Energy Services, Inc.	7,299	237
*Core Laboratories NV	7,172	228
*Parker Drilling Co.	26,769	216
*Newpark Resources, Inc.	23,659	210
*Universal Compression Holdings, Inc.	4,947	204
*Input/Output, Inc.	23,416	202
*Dril-Quip, Inc.	3,667	154
RPC Inc.	6,498	151
*Hornbeck Offshore Services, Inc.	4,094	145
Metal Fabricating (0.3%)		41,081
*Maverick Tube Corp.	10,341	329
*Lone Star Technologies, Inc.	5,069	280
*NS Group Inc.	5,314	221
Miscellaneous Materials & Processing (0.1%)		830
USEC Inc.	21,869	257
Offshore Drilling (3.3%)
*Transocean Inc.	62,058	3,664
GlobalSantaFe Corp.	44,508	2,087
ENSCO International, Inc.	30,342	1,240
Diamond Offshore Drilling, Inc.	13,338	788
*Atwood Oceanics, Inc.	3,564	268
Oil—Crude Producers (19.6%)		8,047
Burlington Resources, Inc.	75,232	5,551
Devon Energy Corp.	87,442	5,314
Apache Corp.	62,978	4,510
Anadarko Petroleum Corp.	47,663	4,331
EOG Resources, Inc.	45,966	2,934
XTO Energy, Inc.	63,834	2,541
Kerr-McGee Corp.	21,791	1,918
Chesapeake Energy Corp.	50,957	1,611
Noble Energy, Inc.	17,227	1,518
Pioneer Natural Resources Co.	28,605	1,413
*Ultra Petroleum Corp.	30,167	1,335
Premcor, Inc.	12,583	1,174
*Newfield Exploration Co.	23,867	1,127
Pogo Producing Co.	13,391	750
*Cimarex Energy Co.	16,973	725
Range Resources Corp.	18,314	638
*Plains Exploration & Production Co.	15,765	584
*Denbury Resources, Inc.	12,167	550
*Forest Oil Corp.	11,660	524
Cabot Oil & Gas Corp.	11,067	478
Todco	13,764	478
Vintage Petroleum, Inc.	12,415	477
*Unit Corp.	8,683	452
St. Mary Land & Exploration Co.	13,073	451
Frontier Oil Corp.	11,907	436
*Cheniere Energy, Inc.	11,034	431
*Quicksilver Resources, Inc.	9,466	411
*Houston Exploration Co.	6,665	393
*Grey Wolf, Inc.	43,919	344
*Encore Acquisition Co.	10,168	343
*Whiting Petroleum Corp.	7,340	318
*Swift Energy Co.	6,779	311
*Stone Energy Corp.	5,779	303
*Spinnaker Exploration Co.	6,692	301
*Comstock Resources, Inc.	10,315	300
Berry Petroleum Class A	4,618	286
*Bill Barrett Corp.	7,705	260
*Remington Oil & Gas Corp.	6,034	232
*Energy Partners, Ltd.	8,820	212
*Petroleum Development Corp.	5,123	195
*Pioneer Drilling Co.	11,092	173
*Atlas America, Inc.	3,682	171
*Endeavor International Corp.	29,158	150
*Harvest Natural Resources, Inc.	14,161	144
*ATP Oil & Gas Corp.	4,529	143
Resource America, Inc.	6,272	116

Energy Index Fund

	Shares	Market Value• ($000)
* Warren Resources Inc.	10,021	114
* The Meridian Resource Corp.	31,586	110
Oils—Integrated Domestic (14.9%)		47,581
ConocoPhillips Co.	385,901	25,446
Occidental Petroleum Corp.	75,666	6,283
Amerada Hess Corp.	16,163	2,054
Murphy Oil Corp.	32,588	1,781
* KCS Energy, Inc.	12,498	289
* Delta Petroleum Corp.	8,240	156
Oils—Integrated International (34.4%)		36,009
ExxonMobil Corp.	813,297	48,716
Chevron Corp.	491,131	30,155
Marathon Oil Corp.	69,976	4,500
Services—Commercial (0.1%)		83,371
World Fuel Services Corp.	6,906	226
Shipping (0.5%)
OMI Corp.	21,158	405
Overseas Shipholding Group Inc.	6,381	390
General Maritime Corp.	6,307	236
* Gulfmark Offshore, Inc.	5,030	150
Transportation Miscellaneous (0.2%)		1,181
Tidewater Inc.	12,481	556
Utilities—Gas Distribution (1.5%)
Kinder Morgan, Inc.	19,248	1,838
* Southwestern Energy Co.	14,938	865
Western Gas Resources, Inc.	11,987	575
* Kinder Morgan Management, LLC	8,577	408
Utilities—Gas Pipelines (1.7%)		3,686
Williams Cos., Inc.	107,792	2,419
El Paso Corp.	128,105	1,486
* Enbridge Energy Management LLC	3,031	164
Total Investments (Cost $200,562)		4,069 241,818
Other Assets and Liabilities (0.2%)
Other Assets—Note B		780
Liabilities		(321)
		459
Net Assets (100%)		242,277

At August 31, 2005, net assets consisted of:(1)

Amount ($000)
Paid-in Capital	199,153
Undistributed Net Investment Income	1,904
Accumulated Net Realized Losses	(36)
Unrealized Appreciation	41,256
Net Assets	242,277

Admiral Shares—Net Assets
Applicable to 1,666,621 outstanding $0.001 par value shares of beneficial interest (unlimited authorization)	60,479
Net asset value per share— Admiral Shares	$36.29

VIPER Shares—Net Assets
Applicable to 2,500,000 outstanding $0.001 par value shares of beneficial interest (unlimited authorization)	181,798
Net asset value per share— VIPER Shares	$72.72

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Energy Index Fund

Statement of Operations

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	2,289

Interest[2]	10

Security Lending	3

Total Income	2,302

Expenses

The Vanguard Group—Note B

Investment Advisory Services	15

Management and Administrative

Admiral Shares	33

VIPER Shares	139

Marketing and Distribution

Admiral Shares	2

VIPER Shares	3

Custodian Fees	41

Auditing Fees	18

Shareholders' Reports

Admiral Shares	4

VIPER Shares	11

Total Expenses	266

Net Investment Income	2,036
Realized Net Gain (Loss) on

Investment Securities Sold	2,416

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	41,256

Net Increase (Decrease) in Net Assets
Resulting from Operations	45,708

Statement of Changes in Net Assets

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	2,036

Realized Net Gain (Loss)	2,416

Change in Unrealized Appreciation
(Depreciation)	41,256

Net Increase (Decrease) in Net
Assets Resulting from Operations	45,708

Distributions

Net Investment Income

Admiral Shares	(2)

VIPER Shares	(130)

Realized Capital Gain

Admiral Shares	—

VIPER Shares	—

Total Distributions	(132)

Capital Share Transactions—Note E

Admiral Shares	51,140

VIPER Shares	145,561

Net Increase (Decrease) from
Capital Share Transactions	196,701

Total Increase (Decrease)	242,277
Net Assets

Beginning of Period	—

End of Period[3]	242,277

1 Inception.
2 Interest income from affiliated companies of the fund was $10,000.
3 Including undistributed net investment income of $1,904,000.

Energy Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout the Period	Oct. 7, 2004[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$25.98

Investment Operations

Net Investment Income	.588[2,3]

Net Realized and Unrealized Gain (Loss) on Investments[4]	9.833

Total from Investment Operations	10.421

Distributions

Dividends from Net Investment Income	(.111)

Distributions from Realized Capital Gains	—

Total Distributions	(.111)

Net Asset Value, End of Period	$36.29

Total Return[5]	40.27%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$60

Ratio of Total Expenses to Average Net Assets	0.28%[6]

Ratio of Net Investment Income to Average Net Assets	1.95%[3,6]

Portfolio Turnover Rate[7]	16%

VIPER Shares
For a Share Outstanding Throughout the Period	Sept. 23, 2004[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$49.24

Investment Operations

Net Investment Income	1.169[2,8]

Net Realized and Unrealized Gain (Loss) on Investments	22.527

Total from Investment Operations	23.696

Distributions

Dividends from Net Investment Income	(.216)

Distributions from Realized Capital Gains	—

Total Distributions	(.216)

Net Asset Value, End of Period	$72.72

Total Return	48.29%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$182

Ratio of Total Expenses to Average Net Assets	0.26%[6]

Ratio of Net Investment Income to Average Net Assets	1.97%[6,8]

Portfolio Turnover Rate[7]	16%

1 Inception.

2 Calculated based on average shares outstanding.

3 Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

4 Includes increase from redemption fees of $.03.

5 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

6 Annualized.

7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

8 Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

See accompanying notes, which are an integral part of the financial statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares were first issued on October 7, 2004, and are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares were first issued on September 23, 2004, and first offered to the public on September 29, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2005, the fund realized $2,452,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2005, the fund had $1,928,000 of ordinary income available for distribution. The fund had available realized losses of $36,000 to offset future net capital gains of $5,000 through August 31, 2013, and $31,000 through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $41,256,000, consisting of unrealized gains of $41,388,000 on securities that had risen in value since their purchase and $132,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the period ended August 31, 2005, the fund purchased $230,709,000 of investment securities and sold $33,127,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	September 23, 2004[1] to August 31, 2005
	Amount ($000)	Shares (000)

Admiral Shares

Issued	53,398	1,741

Issued in Lieu of Cash Distributions	2	—

Redeemed[2]	(2,260)	(74)

Net Increase (Decrease)—Admiral Shares	51,140	1,667

VIPER Shares

Issued	162,797	2,800

Issued in Lieu of Cash Distributions	—	—

Redeemed	(17,236)	(300)

Net Increase (Decrease)—VIPER Shares	145,561	2,500

1 Inception.
2 Net of redemption fees of $46,000.

Financials Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	538	536	2,480

Median Market Cap	$29.0B	$29.0B	$28.4B

Price/Earnings Ratio	13.9x	13.9x	18.7x

Price/Book Ratio	1.9x	1.9x	2.8x

Yield	2.8%	1.7%

Admiral Shares	2.5%

VIPER Shares	2.6%

Return on Equity	16.5%	16.5%	17.8%

Earnings Growth Rate	11.8%	11.8%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	6%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Banks—New York City	5%

Banks—Outside New York City	29

Diversified Financial Services	18

Finance Companies	1

Finance—Small Loan	1

Financial Information Services	1

Financial Miscellaneous	6

Insurance—Life	2

Insurance—Multiline	12

Insurance—Property-Casualty	4

Investment Management Companies	1

Multi-Sector Companies	1

Real Estate Investment Trusts	11

Savings & Loan	4

Securities Brokers & Services	4

Ten largest holdings (% of total net assets)[3]

Citigroup, Inc.	7.9%

Bank of America Corp.	6.1

American International Group, Inc.	4.6

JPMorgan Chase & Co.	4.2

Wells Fargo & Co.	3.6

Wachovia Corp.	2.8

American Express Co.	2.2

U.S. Bancorp	1.9

Merrill Lynch & Co., Inc.	1.8

Morgan Stanley	1.8

Top Ten	36.9%

1 MSCI US IMI/Financials.
2 MSCI US IMI/2500.
3 “Ten Largest Holdings”excludes any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Financials Index Fund VIPER Shares Net Asset Value	6.85%	4.32%	$10,698

Financials Index Fund VIPER Shares Market Price	6.83	4.18	10,675

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Financials	7.10	4.54	10,734

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Financials Index Fund Admiral Shares[2]	6.88%	5.53%	$108,813

MSCI US IMI/2500	15.45	8.88	114,293

MSCI US IMI/Financials	7.10	5.73	109,146

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

[0.1 & 6.9]    Financials Index Fund VIPER Shares Net Asset Value
[0.2 & 7.1]    MSCI US IMI/Financials

Cumulative returns: VIPER Shares, January 26, 2004-August 31, 2005
	One Year	Cumulative Since Inception

Financials Index Fund VIPER Shares Net Asset Value	6.85%	6.98%

Financials Index Fund VIPER Shares Market Price	6.83	6.75

MSCI US IMI/Financials	7.10	7.34

Averge annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Financials Index Fund
VIPER Shares	1/26/2004

Net Asset Value		8.64%	4.81%

Market Price		8.62	4.81

Admiral Shares[2]	2/4/2004	8.64	6.16

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 4, 2004.
2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
   Note: See Financial Highlights tables on page 39 for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.8%)
Banks—New York City (5.1%)
JPMorgan Chase & Co.	69,227	2,346
The Bank of New York Co., Inc.	15,335	469
*Signature Bank	538	16
Banks—Outside New York City (28.4%)		2,831
Bank of America Corp.	78,502	3,378
Wells Fargo & Co.	33,318	1,986
Wachovia Corp.	31,586	1,567
U.S. Bancorp	36,770	1,074
SunTrust Banks, Inc.	6,952	489
National City Corp.	12,767	468
BB&T Corp.	10,907	442
Fifth Third Bancorp	9,290	385
PNC Financial Services Group	5,684	320
State Street Corp.	6,556	317
Regions Financial Corp.	8,679	284
Mellon Financial Corp.	8,327	270
KeyCorp	7,992	265
North Fork Bancorp, Inc.	8,325	229
Comerica, Inc.	3,367	204
AmSouth Bancorp	6,991	184
Northern Trust Corp.	3,445	172
Marshall & Ilsley Corp.	3,816	167
M & T Bank Corp.	1,361	145
Synovus Financial Corp.	4,896	141
Popular, Inc.	5,034	138
Zions Bancorp	1,775	124
Compass Bancshares Inc.	2,334	109
Huntington Bancshares Inc.	4,302	103
Commerce Bancorp, Inc.	2,974	100
Hibernia Corp. Class A	2,892	92
First Horizon National Corp.	2,298	90
Mercantile Bankshares Corp.	1,634	88
Associated Banc-Corp	2,418	79
UnionBanCal Corp.	1,146	78
TCF Financial Corp.	2,453	69
Colonial BancGroup, Inc.	2,760	64
Commerce Bancshares, Inc.	1,153	62
City National Corp.	839	60
Bank of Hawaii Corp.	1,103	56
Fulton Financial Corp.	3,159	55
Sky Financial Group, Inc.	1,938	54
TD Banknorth, Inc.	1,593	48
Investors Financial Services Corp.	1,306	46
Valley National Bancorp	1,931	46
Cullen/Frost Bankers, Inc.	929	45
FirstMerit Corp.	1,562	44
Wilmington Trust Corp.	1,193	43
The South Financial Group, Inc.	1,427	42
Hudson United Bancorp	904	38
Whitney Holdings Corp.	1,217	38
Westamerica Bancorporation	681	36
East West Bancorp, Inc.	1,033	35
UCBH Holdings, Inc.	1,835	35
*SVB Financial Group	734	35
First Midwest Bancorp, Inc.	873	33
BancorpSouth, Inc.	1,409	32
Old National Bancorp	1,369	31
Cathay General Bancorp	893	30
Amegy Bancorporation, Inc.	1,229	28
International Bancshares Corp.	911	27
Pacific Capital Bancorp	870	27
First BanCorp Puerto Rico	1,467	27
Trustmark Corp.	964	27
Chittenden Corp.	955	26
Greater Bay Bancorp	1,014	26
Doral Financial Corp.	1,777	25
United Bankshares, Inc.	719	25
Texas Regional Bancshares, Inc.	836	24
Park National Corp.	224	24
Wintrust Financial Corp.	444	23
Susquehanna Bancshares, Inc.	892	22
Citizens Banking Corp.	718	22
Provident Bankshares Corp.	636	22
Umpqua Holdings Corp.	884	22
Republic Bancorp, Inc.	1,373	20
TrustCo Bank NY	1,479	20
Central Pacific Financial Co.	567	19
BOK Financial Corp.	400	19
Corus Bankshares Inc.	323	19
Glacier Bancorp, Inc.	606	18
First Citizens BancShares Class A	109	18
CVB Financial Corp.	904	18
Alabama National BanCorporation	262	17
S & T Bancorp, Inc.	443	17
First Commonwealth Financial Corp.	1,224	17
National Penn Bancshares Inc.	624	16
MB Financial, Inc.	421	16
NBT Bancorp, Inc.	658	16
Hancock Holding Co.	484	16
Chemical Financial Corp.	485	15
Amcore Financial, Inc.	504	16
UMB Financial Corp.	232	15
United Community Banks, Inc.	551	15
First Charter Corp.	627	15
Boston Private Financial Holdings, Inc.	547	15
Frontier Financial Corp.	476	14
Sterling Bancshares, Inc.	924	14
Community Banks, Inc.	473	13
Westbanco Inc.	434	13
City Holding Co.	357	13
Gold Banc Corp., Inc.	839	13
First Financial Bancorp	695	13
*Piper Jaffray Cos., Inc.	401	12
Hanmi Financial Corp.	660	12
First Community Bancorp	256	12
Mid-State Bancshares	418	12
Community Bank System, Inc.	498	12
PrivateBancorp, Inc.	334	11
First Financial Bankshares, Inc.	316	11
Independent Bank Corp. (MI)	346	10
Harleysville National Corp.	465	10
Unizan Financial Corp.	392	10
Sterling Financial Corp. (PA)	456	10
Sandy Spring Bancorp, Inc.	271	9
Prosperity Bancshares, Inc.	310	9
Capital City Bank Group, Inc.	242	9
First Merchants Corp.	332	9
Midwest Banc Holdings, Inc.	352	8
Main Street Banks, Inc.	311	8

Financials Index Fund

	Shares	Market Value• ($000)
R & G Financial Corp. Class B	524	8
Capitol Bancorp Ltd.	233	8
Independent Bank Corp. (MA)	254	8
Community Trust Bancorp Inc.	239	8
Bank of the Ozarks, Inc.	224	7
West Coast Bancorp	280	7
Irwin Financial Corp.	344	7
Washington Trust Bancorp, Inc.	250	7
Old Second Bancorp, Inc.	231	7
*Franklin Bank Corp.	383	7
Columbia Banking System, Inc.	261	7
Integra Bank Corp.	293	7
Union Bankshares Corp.	154	7
Simmons First National Corp.	240	6
First Source Corp.	266	6
First Financial Corp. (IN)	208	6
Suffolk Bancorp	195	6
Univest Corp. of Pennsylvania	226	6
First Busey Corp.	304	6
Omega Financial Corp.	192	6
Tompkins Trustco, Inc.	135	6
U.S.B. Holding Co., Inc.	235	6
CoBiz Inc.	301	5
First Community Bancshares, Inc.	186	5
Oriental Financial Group Inc.	400	5
S.Y. Bancorp, Inc.	222	5
CityBank Lynnwood (WA)	160	5
Banner Corp.	191	5
Seacoast Banking Corp. of Florida	228	5
Peoples Bancorp, Inc.	173	5
Republic Bancorp, Inc. Class A	208	5
Arrow Financial Corp.	164	5
First Bancorp (NC)	221	5
Bank of Granite Corp.	232	5
Renasant Corp.	147	4
BancFirst Corp.	52	4
First Oak Brook Bancshares, Inc.	144	4
Lakeland Bancorp, Inc.	284	4
Clifton Savings Bancorp, Inc.	363	4
Placer Sierra Bancshares	126	3
Royal Bancshares of Pennsylvania, Inc.	126	3
Financial Institutions, Inc.	170	3
*Texas Capital Bancshares, Inc.	120	3
Diversified Financial Services (18.1%)		15,827
Citigroup, Inc.	100,857	4,415
American Express Co.	22,247	1,229
Merrill Lynch & Co., Inc.	17,708	1,012
Morgan Stanley	19,554	995
The Goldman Sachs Group, Inc.	8,063	896
MetLife, Inc.	14,438	707
Marsh & McLennan Cos., Inc.	9,839	276
CIT Group Inc.	4,152	188
The Chicago Mercantile Exchange	676	188
Leucadia National Corp.	1,577	64
*CB Richard Ellis Group, Inc.	924	45
*Jones Lang Lasalle Inc.	682	34
F.N.B. Corp.	1,124	20
*USI Holdings Corp.	751	9
Greenhill & Co., Inc.	208	8
Finance Companies (0.9%)		10,086
Capital One Financial Corp.	5,738	472
*Accredited Home Lenders Holding Co.	316	13
Finance—Small Loan (1.0%)		485
SLM Corp.	8,488	422
*AmeriCredit Corp.	2,971	74
Student Loan Corp.	85	19
*The First Marblehead Corp.	636	18
*Nelnet, Inc.	348	12
Advance America Cash Advance Centers Inc.	729	10
*Encore Capital Group, Inc.	273	5
*Collegiate Funding Services, Inc.	237	4
Financial Data Processing Services (0.0%)		564
*CompuCredit Corp.	361	15
*eSPEED, Inc. Class A	824	6
*TNS Inc.	231	5
Financial Information Services (0.5%)		26
Moody's Corp.	4,942	243
Financial Miscellaneous (6.2%)
Fannie Mae	18,792	959
Freddie Mac	13,567	819
MBNA Corp.	23,937	603
MBIA, Inc.	2,785	161
Ambac Financial Group, Inc.	2,164	148
Fidelity National Financial, Inc.	3,273	128
MGIC Investment Corp.	1,924	120
*Providian Financial Corp.	5,815	108
Radian Group, Inc.	1,815	93
First American Corp.	1,512	63
Brown & Brown, Inc.	1,183	56
Nationwide Financial Services, Inc.	1,137	44
*CapitalSource Inc.	1,340	27
LandAmerica Financial Group, Inc.	325	19
*Metris Cos., Inc.	1,203	18
Stewart Information Services Corp.	359	17
Financial Federal Corp.	320	12
Cash America International Inc.	587	12
WFS Financial, Inc.	155	10
*Asset Acceptance Capital Corp.	330	10
Advanta Corp. Class B	312	9
*Triad Guaranty, Inc.	178	8
Sterling Bancorp	316	7
WSFS Financial Corp.	120	7
Federal Agricultural Mortgage Corp. Class C	170	4
Primus Guaranty, Ltd.	230	3
Insurance—Life (2.3%)		3,465
Prudential Financial, Inc.	10,187	656
The Principal Financial Group, Inc.	6,033	276
Jefferson-Pilot Corp.	2,692	134
*Conseco, Inc.	3,012	63
AmerUs Group Co.	789	44
Delphi Financial Group, Inc.	546	26
The Phoenix Cos., Inc.	1,814	22
*Universal American Financial Corp.	704	16
Scottish Re Group Ltd.	605	15
*National Western Life Insurance Co. Class A	41	8
Presidential Life Corp.	432	8
American Equity Investment Life Holding Co.	631	7
*Citizens, Inc.	606	4
Insurance—Multiline (11.8%)		1,279
American International Group, Inc.	43,024	2,547
Allstate Corp.	12,717	715
St. Paul Travelers Cos., Inc.	13,204	568
AFLAC Inc.	9,991	432
The Hartford Financial Services Group Inc.	5,839	427
Loews Corp.	2,563	225
Lincoln National Corp.	3,440	171
Aon Corp.	5,309	159
Genworth Financial Inc.	4,506	145
SAFECO Corp.	2,471	129
Cincinnati Financial Corp.	3,130	128

Financials Index Fund

	Shares	Market Value• ($000)
UnumProvident Corp.	5,848	113
Torchmark Corp.	2,134	112
Assurant, Inc.	2,377	89
Old Republic International Corp.	3,450	87
*Markel Corp.	183	59
Protective Life Corp.	1,321	54
Arthur J. Gallagher & Co.	1,830	52
StanCorp Financial Group, Inc.	556	45
Unitrin, Inc.	956	44
*Allmerica Financial Corp.	1,078	44
American Financial Group, Inc.	823	28
Reinsurance Group of America, Inc.	623	27
Zenith National Insurance Corp.	409	26
Assured Guaranty Ltd.	1,109	25
Hilb, Rogal and Hamilton Co.	648	23
UICI	660	20
Horace Mann Educators Corp.	883	17
Aspen Insurance Holdings Ltd.	505	14
Max Re Capital Ltd.	546	13
Alfa Corp.	794	12
FBL Financial Group, Inc. Class A	235	7
Quanta Capital Holdings Ltd.	988	6
*CNA Surety Corp.	437	5
Crawford & Co. Class B	266	2
Insurance—Property-Casualty (4.2%)		6,570
Progressive Corp. of Ohio	3,760	363
The Chubb Corp.	3,852	335
ACE Ltd.	5,589	248
XL Capital Ltd. Class A	2,726	189
Everest Re Group, Ltd.	1,117	103
White Mountains Insurance Group Inc.	155	102
W.R. Berkley Corp.	2,249	80
The PMI Group Inc.	1,870	76
PartnerRe Ltd.	1,071	65
RenaissanceRe Holdings Ltd.	1,359	62
Axis Capital Holdings Ltd.	2,095	59
HCC Insurance Holdings, Inc.	2,022	54
Montpelier Re Holdings Ltd.	1,030	34
Mercury General Corp.	559	33
Endurance Specialty Holdings Ltd.	881	32
Ohio Casualty Corp.	1,276	32
Transatlantic Holdings, Inc.	541	31
IPC Holdings Ltd.	779	31
Erie Indemnity Co. Class A	569	30
Fremont General Corp.	1,264	29
*Philadelphia Consolidated Holding Corp.	368	29
Platinum Underwriters Holdings, Ltd.	844	27
*Danielson Holdings Corp.	2,148	27
Commerce Group, Inc.	468	26
Selective Insurance Group	549	26
*Arch Capital Group Ltd.	586	25
*ProAssurance Corp.	569	25
R.L.I. orp	425	20
Infinity Property & Casualty Corp.	430	14
United Fire & Casualty Co.	303	12
*Argonaut Group, Inc.	430	11
PXRE Group Ltd.	411	10
State Auto Financial Corp.	282	9
Midland Co.	248	8
*United America Indemnity, Ltd.	426	8
Odyssey Re Holdings Corp.	295	7
21st Century Insurance Group	497	7
*Navigators Group, Inc.	183	7
Harleysville Group, Inc.	248	6
Bristol West Holdings, Inc.	302	5
Direct General Corp.	304	5
*PMA Capital Corp. Class A	502	4
Baldwin & Lyons, Inc. Class B	170	4
Investment Management Companies (1.2%)		2,310
T.Rowe Price Group Inc.	2,291	144
Allied Capital Corp.	2,599	75
Janus Capital Group Inc.	4,733	67
Eaton Vance Corp.	2,218	57
Federated Investors, Inc.	1,738	54
SEI Investments Co.	1,350	49
*Affiliated Managers Group, Inc.	653	47
Waddell & Reed Financial, Inc.	1,603	31
BlackRock, Inc.	373	31
National Financial Partners Corp.	648	28
MCG Capital Corp.	964	18
*Refco Inc	631	18
Calamos Asset Management, Inc.	446	12
Capital Southwest Corp.	59	5
Gamco Investors Inc. Class A	119	5
Cohen & Steers, Inc.	178	4
Multi-Sector Companies (0.8%)		645
*Berkshire Hathaway Inc. Class B	166	461
Real Estate (0.3%)
The St. Joe Co.	1,438	108
Forest City Enterprise Class A	1,227	44
*Trammell Crow Co.	634	17
*Tejon Ranch Co.	202	10
*HouseValues, Inc.	241	3
Real Estate Investment Trusts (10.7%)		182
Simon Property Group, Inc. REIT	4,117	313
Equity Office Properties Trust REIT	7,937	264
Vornado Realty Trust REIT	2,476	213
Equity Residential REIT	5,603	212
General Growth Properties Inc. REIT	4,392	198
Archstone-Smith Trust REIT	3,931	158
ProLogis REIT	3,624	158
Boston Properties, Inc. REIT	2,150	153
Plum Creek Timber Co. Inc. REIT	3,602	132
Avalonbay Communities, Inc. REIT	1,423	120
Kimco Realty Corp. REIT	3,754	119
Host Marriott Corp. REIT	6,614	116
Public Storage, Inc. REIT	1,647	111
Developers Diversified Realty Corp. REIT	2,049	98
Duke Realty Corp. REIT	2,841	93
iStar Financial Inc. REIT	2,214	92
Regency Centers Corp. REIT	1,324	77
The Macerich Co. REIT	1,169	76
Apartment Investment & Management Co. Class A REIT	1,867	74
Liberty Property Trust REIT	1,712	74
AMB Property Corp. REIT	1,642	73
Catellus Development Corp. REIT	2,069	73
Health Care Properties Investors REIT	2,667	72
Weingarten Realty Investors REIT	1,674	65
United Dominion Realty Trust REIT	2,720	64
Federal Realty Investment Trust REIT	1,028	64
Mills Corp. REIT	1,083	63
Hospitality Properties Trust REIT	1,372	59
Ventas, Inc. REIT	1,827	57
Camden Property Trust REIT	1,056	55
Thornburg Mortgage, Inc. REIT	2,007	54
Rayonier Inc. REIT	995	54
SL Green Realty Corp. REIT	811	53

Financials Index Fund

	Shares	Market Value• ($000)
Mack-Cali Realty Corp. REIT	1,210	53
Pan Pacific Retail Properties, Inc. REIT	794	53
Reckson Associates Realty Corp. REIT	1,570	52
HRPT Properties Trust REIT	3,973	51
Shurgard Storage Centers, Inc. Class A REIT	913	51
CBL & Associates Properties, Inc. REIT	1,183	50
Arden Realty Group, Inc. REIT	1,312	50
New Plan Excel Realty Trust REIT	1,999	48
CarrAmerica Realty Corp. REIT	1,173	42
BRE Properties Inc. Class A REIT	1,012	42
CenterPoint Properties Corp. REIT	959	40
Trizec Properties, Inc. REIT	1,776	40
Health Care Inc. REIT	1,050	39
Essex Property Trust, Inc. REIT	433	38
Realty Income Corp. REIT	1,583	38
Annaly Mortgage Management Inc. REIT	2,476	38
New Century REIT, Inc.	870	37
Crescent Real Estate, Inc. REIT	1,866	37
Healthcare Realty Trust Inc. REIT	931	36
American Financial Realty Trust REIT	2,491	35
Colonial Properties Trust REIT	788	35
Alexandria Real Estate Equities, Inc. REIT	421	35
Brandywine Realty Trust REIT	1,068	34
Prentiss Properties Trust REIT	875	34
Friedman, Billings, Ramsey Group, Inc. REIT	2,789	33
First Industrial Realty Trust REIT	860	33
Taubman Co. REIT	984	33
Capital Automotive REIT	907	33
Pennsylvania REIT	741	32
Nationwide Health Properties, Inc. REIT	1,306	31
American Home Mortgage Investment Corp. REIT	932	30
Kilroy Realty Corp. REIT	565	30
Highwood Properties, Inc. REIT	933	29
Post Properties, Inc. REIT	758	28
Home Properties, Inc. REIT	660	27
Gables Residential Trust REIT	607	26
Maguire Properties, Inc. REIT	901	26
Washington REIT	823	26
Corporate Office Properties Trust, Inc. REIT	727	25
Newcastle Investment Corp. REIT	808	24
Lexington Corporate Properties Trust REIT	1,027	24
Senior Housing Properties Trust REIT	1,242	24
Cousins Properties, Inc. REIT	749	23
Entertainment Properties Trust REIT	481	22
Impac Mortgage Holdings, Inc. REIT	1,560	22
BioMed Realty Trust, Inc. REIT	874	22
LaSalle Hotel Properties REIT	622	21
Redwood Trust, Inc. REIT	398	20
Commercial Net Lease Realty REIT	1,000	20
Equity Lifestyle Properties, Inc. REIT	438	20
Novastar Financial, Inc. REIT	561	19
Inland Real Estate Corp. REIT	1,214	19
Glimcher Realty Trust REIT	717	19
EastGroup Properties, Inc. REIT	431	19
Sunstone Hotel Investors, Inc. REIT	730	18
Equity One, Inc. REIT	763	18
Mid-America Apartment Communities, Inc. REIT	388	17
CRT Properties, Inc. REIT	610	17
Heritage Property Investment Trust REIT	477	17
Global Signal, Inc. REIT	404	17
AMLI Residential Properties Trust REIT	503	16
Tanger Factory Outlet Centers, Inc. REIT	567	16
RAIT Investment Trust REIT	521	16
PS Business Parks, Inc. REIT	329	15
*FelCor Lodging Trust, Inc. REIT	981	15
*MeriStar Hospitality Corp. REIT	1,611	15
Equity Inns, Inc. REIT	1,151	15
Sovran Self Storage, Inc. REIT	314	15
Innkeepers USA Trust REIT	864	14
Glenborough Realty Trust, Inc. REIT	671	13
Spirit Finance Corp. REIT	1,237	13
National Health Investors REIT	454	13
Parkway Properties Inc. REIT	272	13
Omega Healthcare Investors, Inc. REIT	972	13
Anthracite Capital Inc. REIT	1,070	13
MFA Mortgage Investments, Inc. REIT	1,818	12
U-Store-It Trust REIT	578	12
Strategic Hotel Capital, Inc. REIT	644	12
Saxon Inc. REIT	905	11
Sun Communities, Inc. REIT	331	11
Getty Realty Holding Corp. REIT	358	10
Arbor Realty Trust, Inc. REIT	358	10
GMH Communities Trust REIT	669	10
Investors Real Estate Trust REIT	940	9
Acadia Realty Trust REIT	522	9
Ramco-Gershenson Properties Trust REIT	312	9
Highland Hospitality Corp. REIT	756	9
Capital Trust Class A REIT	264	9
Anworth Mortgage Asset Corp. REIT	972	9
Town & Country Trust REIT	307	9
Saul Centers, Inc. REIT	226	8
Gramercy Capital Corp. REIT	311	8
MortgageIT Holdings Inc. REIT	501	8
Trustreet Properties, Inc. REIT	431	7
Universal Health Realty Income REIT	204	7
HomeBanc Corp. REIT	855	7
Extra Space Storage Inc. REIT	454	7
Bedford Property Investors, Inc. REIT	286	6
Luminent Mortgage Capital, Inc. REIT	700	6
Affordable Residential Communities REIT	535	6
Urstadt Biddle Properties Class A REIT	335	6
Aames Investment Corp.	759	6
Capital Lease Funding, Inc. REIT	443	5
Urstadt Biddle Properties REIT	88	1
Savings & Loan (4.0%)		5,983
Washington Mutual, Inc.	17,091	711
Golden West Financial Corp.	5,116	312
Sovereign Bancorp, Inc.	7,443	174
Hudson City Bancorp, Inc.	11,200	140
New York Community Bancorp, Inc.	4,717	83
Astoria Financial Corp.	1,966	55
Independence Community Bank Corp.	1,495	51
IndyMac Bancorp, Inc.	1,237	49
Webster Financial Corp.	1,060	49
Washington Federal Inc.	1,763	41
Westcorp, Inc.	562	35
NewAlliance Bancshares, Inc.	2,320	34
People's Bank	1,136	34

Financials Index Fund

	Shares	Market Value• ($000)
First Niagara Financial Group, Inc.	2,264	32
Commercial Federal Corp.	809	27
Downey Financial Corp.	407	26
MAF Bancorp, Inc.	580	25
Provident Financial Services Inc.	1,336	24
W Holding Co., Inc.	2,200	22
Brookline Bancorp, Inc.	1,182	18
*First Federal Financial Corp.	299	17
*Sterling Financial Corp.	436	17
First Republic Bank	466	17
Commercial Capital Bancorp, Inc.	926	17
BankAtlantic Bancorp, Inc. Class A	905	15
Capitol Federal Financial	454	15
Harbor Florida Bancshares, Inc.	399	15
BankUnited Financial Corp.	608	14
Bank Mutual Corp.	1,309	14
Fidelity Bankshares, Inc.	398	12
PFF Bancorp, Inc.	400	12
Flagstar Bancorp, Inc.	686	12
Anchor Bancorp Wisconsin Inc.	378	12
Partners Trust Financial Group, Inc. 884	10
Provident New York Bancorp, Inc.	826	10
KNBT Bancorp Inc.	571	10
TierOne Corp.	338	9
Northwest Bancorp, Inc.	400	9
Dime Community Bancshares	593	9
First Indiana Corp.	230	8
IBERIABANK Corp.	148	7
Net.Bank, Inc.	859	7
First Financial Holdings, Inc.	225	7
Great Southern Bancorp, Inc.	202	6
United Community Financial Corp.	532	6
*ITLA Capital Corp.	109	6
Flushing Financial Corp.	312	5
First Place Financial Corp.	234	5
*Ocwen Financial Corp.	681	5
OceanFirst Financial Corp.	193	4
Charter Financial Corp.	70	2
Securities Brokers & Services (4.3%)		2,256
Lehman Brothers Holdings, Inc.	4,635	490
Countrywide Financial Corp.	11,492	388
Charles Schwab Corp.	22,016	298
Franklin Resources Corp.	2,953	238
Bear Stearns Co., Inc.	2,125	214
Legg Mason Inc.	1,994	208
*E*TRADE Group, Inc.	7,276	116
*Ameritrade Holding Corp.	5,548	110
American Capital Strategies, Ltd.	1,966	74
A.G. Edwards & Sons, Inc.	1,487	67
Nuveen Investments, Inc. Class A	1,486	56
Jefferies Group, Inc.	983	39
Raymond James Financial, Inc.	1,120	34
*Investment Technology Group, Inc.	779	21
*Knight Capital Group, Inc. Class A	2,228	19
Instinet Group Inc.	2,263	11
*LaBranche & Co. Inc.	1,011	9
SWS Group, Inc.	289	5
Advanta Corp. Class A	132	4
*MarketAxess Holdings, Inc.	176	2
Services—Commercial (0.0%)		2,403
Clark, Inc.	272	4
Total Common Stocks (Cost $55,328)		55,620
Temporary Cash Investment (0.3%)
Vanguard Market Liquidity Fund, 3.542%1 (Cost $179)	179,170	179
Total Investments (100.1%) (Cost $55,507)		55,799
Other Assets and Liabilities (-0.1%)
Other Assets—Note B		120
Liabilities		(171)
		(51)
Net Assets (100%)		55,748

At August 31, 2005, net assets consisted of: [2]	Amount ($000)
Paid-in Capital	55,278
Undistributed Net Investment Income	244
Accumulated Net Realized Losses	(66)
Unrealized Appreciation	292
Net Assets	55,748

Admiral Shares—Net Assets
Applicable to 120,497 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,176
Net asset value per share— Admiral Shares	$26.36

VIPER Shares—Net Assets
Applicable to 1,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	52,572
Net asset value per share— VIPER Shares	$52.57

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Financials Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	819

Interest[1]	1

Security Lending	3

Total Income	823

Expenses

The Vanguard Group—Note B

Investment Advisory Services	4

Management and Administrative

Admiral Shares	1

VIPER Shares	7

Marketing and Distribution

Admiral Shares	—

VIPER Shares	4

Custodian Fees	38

Auditing Fees	18

Shareholders' Reports

Admiral Shares	—

VIPER Shares	2

Total Expenses	74

Net Investment Income	749

Realized Net Gain (Loss) on
Investment Securities Sold	(71)

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	565

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,243

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	749	290

Realized Net Gain (Loss)	(71)	5

Change in Unrealized Appreciation (Depreciation)	565	(273)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,243	22

Distributions

Net Investment Income

Admiral Shares	(31)	—

VIPER Shares	(764)	—

Realized Capital Gain

Admiral Shares	—	—

VIPER Shares	—	—

Total Distributions	(795)	—

Capital Share Transactions—Note E

Admiral Shares	2,331	765

VIPER Shares	31,975	20,207

Net Increase (Decrease) from Capital Share Transactions	34,306	20,972

Total Increase (Decrease)	34,754	20,994

Net Assets

Beginning of Period	20,994	—

End of Period[3]	55,748	20,994

1 Interest income from affiliated companies of the fund was $1,000.
2 Inception.
3 Including undistributed net investment income of $244,000 and $290,000.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Feb. 4[1] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$25.35	$24.90
Investment Operations
Net Investment Income	.660[2]	.31
Net Realized and Unrealized Gain (Loss) on Investments	1.086	.14
Total from Investment Operations	1.746	.45
Distributions
Dividends from Net Investment Income	(.736)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.736)	—
Net Asset Value, End of Period	$26.36	$25.35
Total Return[3]	6.88%	1.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.59%	2.38%[4]
Portfolio Turnover Rate(5)	6%	9%

VIPER Shares

For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004
Net Asset Value, Beginning of Period	$50.57	$50.51
Investment Operations
Net Investment Income	1.316[2]	.70
Net Realized and Unrealized Gain (Loss) on Investments	2.160	(.64)
Total from Investment Operations	3.476	.06
Distributions
Dividends from Net Investment Income	(1.476)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.476)	—
Net Asset Value, End of Period	$52.57	$50.57
Total Return	6.85%	0.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53	$20
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.61%	2.38%[4]
Portfolio Turnover Rate[5]	6%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $5,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2005, the fund had $281,000 of ordinary income available for distribution. The fund had available realized losses of $92,000 to offset future net capital gains through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $292,000, consisting of unrealized gains of $2,106,000 on securities that had risen in value since their purchase and $1,814,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended August 31, 2005, the fund purchased $36,003,000 of investment securities and sold $1,861,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 261 to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	2,636	102	765	30

Issued in Lieu of Cash Distributions	31	1	—	—

Redeemed	(336)	(13)	—	—

Net Increase (Decrease)—Admiral Shares	2,331	90	765	30

VIPER Shares

Issued	31,975	600	20,207	400

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—VIPER Shares	31,975	600	20,207	400

1 Inception

Health Care Index Fund

Fund Profile

Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	285	284	2,480

Median Market Cap	$61.3B	$61.3B	$28.4B

Price/Earnings Ratio	25.5x	25.5x	18.7x

Price/Book Ratio	4.0x	4.0x	2.8x

Yield	1.2%	1.7%

Admiral Shares	1.0%

VIPER Shares	1.0%

Return on Equity	22.6%	22.6%	17.8%

Earnings Growth Rate	15.7%	15.7%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	9%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Biotech Research & Production	15%

Drugs & Pharmaceuticals	48

Electronics—Medical Systems	5

Health & Personal Care	5

Health Care Facilities	4

Health Care Management Services	9

Insurance—Multiline	1

Medical & Dental Instruments & Supplies	11

Medical Services	1

Retail	1

Ten largest holdings (% of total net assets)[3]

Pfizer Inc.	10.5%

Johnson & Johnson	10.4

Amgen, Inc.	5.6

Abbott Laboratories	3.9

Medtronic, Inc.	3.8

UnitedHealth Group Inc.	3.7

Merck & Co., Inc.	3.5

Wyeth	3.4

Eli Lilly & Co.	3.1

Bristol-Myers Squibb Co.	2.6

Top Ten	50.5%

1 MSCI US IMI/Health Care.
2 MSCI US IMI/2500.
3 “Ten Largest Holdings”excludes any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Health Care Index Fund VIPER Shares Net Asset Value	12.72%	4.22%	$10,681

Health Care Index Fund VIPER Shares Market Price	12.75	4.15	10,670

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Health Care	13.05	4.48	10,723

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Health Care Index Fund Admiral Shares2	12.70%	4.19%	$106,648

MSCI US IMI/2500	15.45	8.74	114,042

MSCI US IMI/Health Care	13.05	4.49	107,121

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

[-5.2 & 12.7]    Health Care Index Fund VIPER Shares Net Asset Value
[-5.2 & 13.1]    MSCI US IMI/Health Care

Cumulative returns: VIPER Shares, January 26, 2004-August 31, 2005
	One Year	Cumulative Since Inception

Health Care Index Fund VIPER Shares Net Asset Value	12.72%	6.81%

Health Care Index Fund VIPER Shares Market Price	12.75	6.70

MSCI US IMI/Health Care	13.05	7.23

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Health Care Index Fund

VIPER Shares	1/26/2004

Net Asset Value		4.60%	2.71%

Market Price		4.60	2.71

Admiral Shares[2]	2/5/2004	4.58	2.65

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 5, 2004.
2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
   Note: See Financial Highlights tables on page 47 for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (100.2%)
Advertising Agencies (0.0%)
*Ventiv Health, Inc.	3,863	88
Biotech Research & Production (14.7%)
*Amgen, Inc.	194,412	15,534
*Genentech, Inc.	72,788	6,838
Baxter International, Inc.	94,960	3,830
*Genzyme Corp.-General Division	38,649	2,751
*Biogen Idec Inc.	52,749	2,223
*Celgene Corp.	25,543	1,282
*Invitrogen Corp.	7,955	674
*Chiron Corp.	17,092	623
*Charles River Laboratories, Inc.	9,775	497
*Millipore Corp.	7,567	484
*Millennium Pharmaceuticals, Inc.	46,942	470
*Protein Design Labs, Inc.	14,567	390
*Cephalon, Inc.	8,973	364
*IDEXX Laboratories Corp.	5,218	334
*ImClone Systems, Inc.	10,163	332
*Neurocrine Biosciences, Inc.	5,569	255
*Vicuron Pharmaceuticals Inc.	8,812	254
*OSI Pharmaceuticals, Inc.	7,739	254
*Martek Biosciences Corp.	4,895	250
*ICOS Corp.	9,308	243
*Human Genome Sciences, Inc.	17,990	232
*Cubist Pharmaceuticals, Inc.	7,763	140
*Abgenix, Inc.	12,356	136
*Alexion Pharmaceuticals, Inc.	4,622	132
*Applera Corp.-Celera Genomics Group	11,222	132
*ArthroCare Corp.	3,596	131
*Telik, Inc.	7,873	120
*Nabi Biopharmaceuticals	8,841	119
*Serologicals Corp.	4,561	109
*Encysive Pharmaceuticals, Inc.	8,680	107
*Integra LifeSciences Holdings	2,793	97
*Myriad Genetics, Inc.	4,659	92
*Exelixis, Inc.	11,981	90
*Geron Corp.	8,012	87
*Zymogenetics, Inc.	4,888	82
*Incyte Corp.	11,099	82
*Keryx Biopharmaceuticals, Inc.	4,668	78
*ARIAD Pharmaceuticals, Inc.	9,120	76
*PRA International	2,564	75
*Digene Corp.	2,449	71
*deCODE genetics, Inc.	6,921	67
*InterMune Inc.	4,176	67
*NPS Pharmaceuticals Inc.	5,801	58
*Albany Molecular Research, Inc.	3,206	53
*Tanox, Inc.	3,998	53
*Discovery Laboratories, Inc.	7,504	47
*Enzon Pharmaceuticals, Inc.	6,634	46
*Kensey Nash Corp.	1,511	46
*Idenix Pharmaceuticals Inc.	2,111	45
*Cell Genesys, Inc.	6,729	40
*Lexicon Genetics Inc.	7,021	31
*Maxygen Inc.	3,361	30
*Trimeris, Inc.	2,430	28
*Barrier Therapeutics Inc.	2,456	23
*Cell Therapeutics, Inc.	8,723	22
*Antigenics, Inc.	3,970	22
*Diversa Corp.	3,884	18
*MannKind Corp.	954	12
Chemicals (0.0%)		40,778
Cambrex Corp.	3,708	71
Computer Services Software & Systems (0.1%)
*Dendrite International, Inc.	6,036	109
*The TriZetto Group, Inc.	5,904	93
Consumer Products (0.1%)		202
Matthews International Corp.	4,952	198
Drugs & Pharmaceuticals (47.8%)
Pfizer Inc.	1,141,497	29,074
Johnson & Johnson	455,136	28,851
Abbott Laboratories	238,431	10,760
Merck & Co., Inc.	339,379	9,581
Wyeth	204,723	9,374
Eli Lilly & Co.	155,961	8,581
Bristol-Myers Squibb Co.	298,904	7,314
Schering-Plough Corp.	225,434	4,827
Cardinal Health, Inc.	66,391	3,958
*Gilead Sciences, Inc.	69,124	2,972
*Forest Laboratories, Inc.	53,800	2,389
Allergan, Inc.	20,569	1,893
AmerisourceBergen Corp.	17,016	1,271
*MedImmune Inc.	38,122	1,141
*Hospira, Inc.	22,780	908
*Sepracor Inc.	16,102	808
*IVAX Corp.	30,221	783
*Barr Pharmaceuticals Inc.	14,118	644
Mylan Laboratories, Inc.	33,417	615
*Watson Pharmaceuticals, Inc.	15,877	547
*King Pharmaceuticals, Inc.	36,826	541
*Amylin Pharmaceuticals, Inc.	14,233	466
*Endo Pharmaceuticals Holdings, Inc.	10,076	302
*MGI Pharma, Inc.	10,927	295
Valeant Pharmaceuticals International	14,008	280
Medicis Pharmaceutical Corp.	8,228	280
*Vertex Pharmaceuticals, Inc.	14,289	263
*Alkermes, Inc.	13,811	259
*United Therapeutics Corp.	3,303	232
*Nektar Therapeutics	12,921	221
*Andrx Group	11,197	203
*Kos Pharmaceuticals, Inc.	2,783	189
*CV Therapeutics, Inc.	6,537	178
Perrigo Co.	12,188	175
Alpharma, Inc. Class A	6,304	168
*Priority Healthcare Corp. Class B	5,709	159
*Medarex, Inc.	15,248	153
*The Medicines Co.	6,908	153
*American Pharmaceuticals Partners, Inc.	3,233	149
*PAR Pharmaceutical Cos. Inc.	5,074	123
*Onyx Pharmaceuticals, Inc.	5,410	108
*SFBC International, Inc.	2,610	106
*Connetics Corp.	5,346	102
*Salix Pharmaceuticals, Ltd.	4,995	102
*AtheroGenics, Inc.	5,669	101

Health Care Index Fund

	Shares	Market Value• ($000)
*BioMarin Pharmaceutical Inc.	10,915	94
*Eyetech Pharmaceuticals Inc.	5,028	92
*Pharmion Corp.	3,579	89
*First Horizon Pharmaceutical Corp.	4,235	88
*Ligand Pharmaceuticals Inc. Class B	11,060	87
*K-V Pharmaceutical Co. Class A	4,588	78
*Enzo Biochem, Inc.	4,061	64
*Noven Pharmaceuticals, Inc.	3,618	60
*Inspire Pharmaceuticals, Inc.	6,044	54
*Adolor Corp.	5,423	52
*Isis Pharmaceuticals, Inc.	10,092	51
*Dendreon Corp.	8,265	48
*Regeneron Pharmaceuticals, Inc.	5,494	41
*NitroMed, Inc.	2,176	41
*New River Pharmaceuticals Inc.	910	39
*ImmunoGen, Inc.	5,910	38
*NeoPharm, Inc.	2,724	37
*K-V Pharmaceutical Co. Class B	1,072	18
*GTx, Inc.	950	10
*Impax Laboratories, Inc.	4	—
Electronics—Gauge & Meter (0.2%)		132,680
*Thermo Electron Corp.	24,414	681
Electronics—Medical Systems (4.8%)
Medtronic, Inc.	185,019	10,546
*Varian Medical Systems, Inc.	20,411	813
*Affymetrix, Inc.	9,687	479
*Advanced Medical Optics, Inc.	10,028	395
*Intuitive Surgical, Inc.	4,940	367
*Haemonetics Corp.	3,986	177
*Hologic, Inc.	3,214	155
*eResearch Technology, Inc.	7,341	113
Analogic Corp.	1,800	90
*Wilson Greatbatch Technologies, Inc.	3,253	81
Datascope Corp.	1,929	62
*Zoll Medical Corp.	1,408	38
*IntraLase Corp.	1,442	27
*Bruker BioSciences Corp.	5,918	26
Electronics—Technology (0.2%)		13,369
PerkinElmer, Inc.	18,617	385
*Intermagnetics General Corp.	4,249	124
Financial Data Processing Services (0.0%)		509
NDCHealth Corp.	5,412	102
Health & Personal Care (5.2%)
*WellPoint Inc.	91,974	6,829
*Medco Health Solutions, Inc.	46,610	2,296
McKesson Corp.	43,599	2,035
*Express Scripts Inc.	19,863	1,149
Omnicare, Inc.	15,938	838
*Lincare Holdings, Inc.	15,300	648
*Apria Healthcare Group Inc.	7,471	256
*LabOne, Inc.	2,657	115
*IDX Systems Corp.	2,965	94
*Odyssey Healthcare, Inc.	5,600	94
*Gentiva Health Services, Inc.	3,546	67
*Symbion, Inc.	1,676	45
*VistaCare, Inc.	2,377	41
*Alliance Imaging, Inc.	2,223	20
Health Care Facilities (4.2%)		14,527
HCA Inc.	61,063	3,010
Quest Diagnostics, Inc.	26,479	1,323
*Laboratory Corp. of America Holdings	20,959	1,034
Health Management Associates Class A	37,381	909
*Tenet Healthcare Corp.	71,489	871
*DaVita, Inc.	15,029	690
*Triad Hospitals, Inc.	13,113	631
Manor Care, Inc.	13,182	520
*Renal Care Group, Inc.	10,379	489
*Pharmaceutical Product Development, Inc.	7,818	440
*LifePoint Hospitals, Inc.	7,499	341
*United Surgical Partners International, Inc.	6,618	254
*American Healthways Inc.	4,789	209
*Beverly Enterprises, Inc.	16,510	207
*Kindred Healthcare, Inc.	5,772	177
*Sunrise Senior Living, Inc.	2,684	159
*Psychiatric Solutions, Inc.	3,221	154
*Genesis Healthcare Corp.	2,748	110
LCA-Vision Inc.	2,324	95
National Healthcare Corp.	1,192	43
*Specialty Laboratories, Inc.	1,359	15
Health Care Management Services (8.8%)		11,681
UnitedHealth Group Inc.	200,067	10,303
Aetna Inc.	45,208	3,602
*Caremark Rx, Inc.	68,655	3,208
*Humana Inc.	23,559	1,135
*PacifiCare Health Systems, Inc.	13,280	1,001
IMS Health, Inc.	35,591	968
*Health Net Inc.	17,016	785
*WebMD Corp.	46,306	508
*Community Health Systems, Inc.	13,392	493
Universal Health Services Class B	8,369	428
*Cerner Corp.	4,449	350
*AMERIGROUP Corp.	7,591	259
*Pediatrix Medical Group, Inc.	3,453	256
*Sierra Health Services, Inc.	3,660	246
*Centene Corp.	6,410	195
*Wellcare Group Inc.	4,114	155
*AmSurg Corp.	4,442	124
*Eclipsys Corp.	6,012	101
*Per-Se Technologies, Inc.	4,525	87
*Allscripts Healthcare Solutions, Inc.	3,996	71
*Molina Healthcare Inc.	2,053	56
Hooper Holmes, Inc.	8,922	38
*CorVel Corp.	1,000	24
*OCA Inc.	6,930	9
Identification Control & Filter Devices (0.3%)		24,402
*Waters Corp.	18,452	839
Insurance—Multiline (1.0%)
CIGNA Corp.	20,592	2,375
*WellChoice Inc.	5,119	364
*HealthExtras, Inc.	3,461	72
Medical & Dental Instruments & Supplies (10.8%)		2,811
Guidant Corp.	49,737	3,513
*Zimmer Holdings, Inc.	37,864	3,111
*Boston Scientific Corp.	97,001	2,607
*St. Jude Medical, Inc.	55,278	2,537
Stryker Corp.	40,028	2,184
Becton, Dickinson & Co.	38,710	2,037
Biomet, Inc.	36,831	1,359
C.R. Bard, Inc.	16,043	1,032
*Patterson Cos	15,741	631
DENTSPLY International Inc.	11,737	622
Bausch & Lomb, Inc.	8,165	619
*Henry Schein, Inc.	13,191	550
Beckman Coulter, Inc.	9,470	528
Dade Behring Holdings Inc.	12,150	445
Cooper Cos., Inc.	6,432	441
*Cytyc Corp.	17,301	432
*Respironics, Inc.	10,953	429
*INAMED Corp.	5,535	401
*Edwards Lifesciences Corp.	9,105	401

Health Care Index Fund

	Shares	Market Value• ($000)
*ResMed Inc.	5,298	383
*Gen-Probe Inc.	7,682	350
*Kinetic Concepts, Inc.	6,365	349
Mentor Corp.	6,245	328
*Techne Corp.	5,605	319
STERIS Corp.	10,671	266
*Sybron Dental Specialties, Inc.	6,193	240
*Ventana Medical Systems, Inc.	4,930	200
*American Medical Systems Holdings, Inc.	9,266	190
Invacare Corp.	4,319	180
Diagnostic Products Corp.	3,310	179
*Kyphon Inc.	3,975	176
Owens & Minor, Inc. Holding Co.	5,974	171
*Immucor Inc.	6,985	165
*Advanced Neuromodulation Systems, Inc.	3,115	160
*PSS World Medical, Inc.	9,777	142
*Bio-Rad Laboratories, Inc. Class A	2,525	139
*Biosite Inc.	2,320	139
PolyMedica Corp.	3,635	130
*Viasys Healthcare Inc.	4,694	126
*CONMED Corp.	4,278	125
West Pharmaceutical Services, Inc.	4,381	124
*Cyberonics, Inc.	3,113	119
*Wright Medical Group, Inc.	4,281	103
*Thoratec Corp.	5,894	96
*Foxhollow Technologies Inc.	1,962	90
*DJ Orthopedics Inc.	3,215	89
*Laserscope	3,032	89
*SurModics, Inc.	2,367	88
Arrow International, Inc.	2,952	87
*SonoSite, Inc.	2,247	80
*Symmetry Medical Inc.	3,099	78
*Inverness Medical Innovations, Inc.	2,371	67
*Merit Medical Systems, Inc.	3,846	67
*Conor Medsystems, Inc.	3,194	63
*OraSure Technologies, Inc.	6,297	58
*ICU Medical, Inc.	1,844	56
*Molecular Devices Corp.	2,204	46
Vital Signs, Inc.	988	44
*Align Technology, Inc.	6,195	42
*Conceptus, Inc.	3,708	39
Young Innovations, Inc.	778	27
Medical Services (0.9%)		29,888
*Coventry Health Care Inc.	16,449	1,316
*Covance, Inc.	9,521	498
*VCA Antech, Inc.	11,907	286
*Magellan Health Services, Inc.	4,378	155
*PAREXEL International Corp.	3,923	76
*RehabCare Group, Inc.	2,435	55
Multi-Sector Companies (0.2%)		2,386
Hillenbrand Industries, Inc.	8,474	422
Production Technical Equipment (0.1%)
*Dionex Corp.	3,210	169
Retail (0.4%)
*Fisher Scientific International Inc.	18,383	1,185
Scientific Equipment & Supplies (0.3%)
Applera Corp.-Applied Biosystems Group	30,079	647
*Varian, Inc.	5,342	190
Services—Commercial (0.1%)		837
Chemed Corp.	3,782	153
*Cross Country Healthcare, Inc.	3,859	75
*AMN Healthcare Services, Inc.	4,190	65
*Medical Staffing Network Holdings, Inc.	1,860	11
Total Investments (Cost $262,325)		304 278,129
Other Assets and Liabilities (-0.2%)
Other Assets—Note B		665
Liabilities		(1,283)
		(618)
Net Assets (100%)		277,511

At August 31, 2005, net assets consisted of:1

Amount ($000)
Paid-in Capital	260,312
Undistributed Net Investment Income	1,430
Accumulated Net Realized Losses	(35)
Unrealized Appreciation	15,804
Net Assets	277,511

Admiral Shares—Net Assets
Applicable to 2,707,832 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	72,890
Net asset value per share— Admiral Shares	$26.92

VIPER Shares—Net Assets
Applicable to 3,800,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	204,621
Net asset value per share— VIPER Shares	$53.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Health Care Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	1,957

Interest[1]	4

Security Lending	3

Total Income	1,964

Expenses

The Vanguard Group—Note B

Investment Advisory Services	21

Management and Administrative

Admiral Shares	75

VIPER Shares	136

Marketing and Distribution

Admiral Shares	7

VIPER Shares	13

Custodian Fees	83

Auditing Fees	18

Shareholders' Reports

Admiral Shares	5

VIPER Shares	14

Total Expenses	372

Net Investment Income	1,592

Realized Net Gain (Loss) on
Investment Securities Sold	(28)

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	16,982

Net Increase (Decrease) in Net Assets
Resulting from Operations	18,546

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	1,592	153

Realized Net Gain (Loss)	(28)	(7)

Change in Unrealized Appreciation (Depreciation)	16,982	(1,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,546	(1,032)

Distributions

Net Investment Income

Admiral Shares	(182)	—

VIPER Shares	(133)	—

Realized Capital Gain

Admiral Shares	—	—

VIPER Shares	—	—

Total Distributions	(315)	—

Capital Share Transactions—Note E

Admiral Shares	55,950	11,260

VIPER Shares	172,885	20,217

Net Increase (Decrease) from Capital Share Transactions	228,835	31,477

Total Increase (Decrease)	247,066	30,445

Net Assets

Beginning of Period	30,445	—

End of Period[3]	277,511	30,445

1 Interest income from affiliated companies of the fund was $4,000.
2 Inception.
3 Including undistributed net investment income of $1,430,000 and $153,000.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Feb. 5[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$23.97	$25.33

Investment Operations

Net Investment Income	.274[2]	.13

Net Realized and Unrealized Gain (Loss) on Investments	2.762	(1.49)

Total from Investment Operations	3.036	(1.36)

Distributions

Dividends from Net Investment Income	(.086)	—

Distributions from Realized Capital Gains	—	—

Total Distributions	(.086)	—

Net Asset Value, End of Period	$26.92	$23.97

Total Return[3]	12.70%	-5.37%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$73	$11

Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.11%	1.09%[4]

Portfolio Turnover Rate[5]	9%	8%

VIPER Shares

For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$47.90	$50.55

Investment Operations

Net Investment Income	.597[2]	.23

Net Realized and Unrealized Gain (Loss) on Investments	5.486	(2.88)

Total from Investment Operations	6.083	(2.65)

Distributions

Dividends from Net Investment Income	(.133)	—

Distributions from Realized Capital Gains	—	—

Total Distributions	(.133)	—

Net Asset Value, End of Period	$53.85	$47.90

Total Return	12.72%	-5.24%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$205	$19

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.13%	1.09%[4]

Portfolio Turnover Rate5	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
    See accompanying notes, which are an integral part of the financial statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2005, the fund had $1,579,000 of ordinary income available for distribution. The fund had available realized losses of $104,000 to offset future net capital gains through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $15,766,000, consisting of unrealized gains of $24,382,000 on securities that had risen in value since their purchase and $8,616,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended August 31, 2005, the fund purchased $243,310,000 of investment securities and sold $12,609,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 261 to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	58,293	2,329	11,439	479

Issued in Lieu of Cash Distributions	40	2	—	—

Redeemed	(2,383)	(94)	(179)	(8)

Net Increase (Decrease)—Admiral Shares	55,950	2,237	11,260	471

VIPER Shares

Issued	172,885	3,400	20,217	400

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed	—	—	—	—

Net Increase (Decrease)—VIPER Shares	172,885	3,400	20,217	400

1 Inception

Industrials Index Fund

Fund Profile
 Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	307	307	2,480

Median Market Cap	$21.4B	$24.6B	$28.4B

Price/Earnings Ratio	19.3x	19.1x	18.7x

Price/Book Ratio	2.8x	2.8x	2.8x

Yield--VIPER Shares	1.4%	1.7%	1.7%

Return on Equity	17.9%	18.5%	17.8%

Earnings Growth Rate	7.3%	7.3%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	11%	--	--

Expense Ratio--VIPER Shares	0.26%[3]	--	--

Short-Term Reserves	0%	--	--

Industry diversification (% of portfolio)

Aerospace	12%

Air Transportation	4

Auto Trucks & Parts	1

Building Materials	2

Communications Technology	1

Diversified Manufacturing	1

Diversified Production	2

Electrical Equipment & Components	3

Electronics--Technology	3

Engineering & Contracting Services	1

Financial Information Services	1

Identification Control & Filter Devices	3

Machinery--Agricultural	1

Machinery--Construction & Handling	3

Machinery--Engines	1

Machinery--Industrial/Special	4

Machinery--Specialty	1

Metal Fabricating	1

Miscellaneous Equipment	1

Multi-Sector Companies	32

Office Furniture & Business Equipment	1

Publishing--Miscellaneous	1

Railroads	5

Rent & Lease Services--Commercial	1

Retail	1

Services--Commercial	8

Transportation Miscellaneous	4

Truckers	1

Ten largest holdings (% of total net assets) [4]

General Electric Co.	19.7%

Tyco International Ltd.	3.7

United Technologies Corp.	3.5

The Boeing Co.	3.5

3M Co.	3.5

United Parcel Service, Inc.	2.8

Caterpillar, Inc.	2.5

Honeywell International Inc.	2.1

Emerson Electric Co.	1.9

Lockheed Martin Corp.	1.6

TopTen	44.8%

1 MSCI US IMI/Industrials.
2 MSCI US IMI/2500.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: September 23, 2004 –August 31, 2005
 Initial investment of $10,000

	Total Returns Periods Ended August 31, 2005	Final Value of a $10,000
	Since Inception[1]	Investment

Industrials Index Fund VIPER Shares Net Asset Value	11.94%	$11,194

Industrials Index Fund VIPER Shares Market Price	11.88	11,188

MSCI US IMI/2500	14.42	11,442

MSCI US IMI/Industrials	11.00	11,100

Fiscal-period total returns (%):
September 23, 2004–August 31, 2005

[11.9]   Industrials Index Fund VIPER Shares Net Asset Value
[11.0]  MSCI US IMI/Industrials

Cumulative returns: VIPER Shares, September 23, 2004-August 31, 2005
Cumulative Since Inception

Industrials Index Fund VIPER Shares Net Asset Value	11.94%

Industrials Index Fund VIPER Shares Market Price	11.88

MSCI US IMI/Industrials	11.00

Total returns since inception: Period ended June 30, 2005
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception

Industrials Index Fund

VIPER Shares	9/23/2004

Net Asset Value		8.93%

Market Price		8.82

1 September 23, 2004.
Note: See Financial Highlights table on page 56 for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (100.0%)
Aerospace (11.6%)
United Technologies Corp.	11,480	574
The Boeing Co.	8,450	566
Lockheed Martin Corp.	4,239	264
Northrop Grumman Corp.	3,611	203
Rockwell Collins, Inc.	2,015	97
Goodrich Corp.	1,324	61
*Alliant Techsystems, Inc.	476	37
Curtiss-Wright Corp.	285	18
*Teledyne Technologies, Inc.	427	17
*Moog Inc.	471	15
*Orbital Sciences Corp.	986	12
*MTC Technologies, Inc.	227	8
United Industrial Corp.	197	7
HEICO Corp. Class A	260	5
*Argon ST, Inc.	140	4
HEICO Corp.	120	3
		1,891
AirTransportation (3.6%)
FedEx Corp.	3,225	263
Southwest Airlines Co.	7,765	103
Expeditors International of
Washington, Inc.	1,238	69
*AMR Corp.	2,003	25
Skywest, Inc.	790	19
*JetBlue Airways Corp.	922	18
*Aviall Inc.	400	14
*Alaska Air Group, Inc.	401	14
*Continental Airlines, Inc. Class B	1,008	13
*AirTran Holdings, Inc.	1,296	13
*EGL, Inc.	516	13
*Frontier Airlines, Inc.	772	8
*Mesa Air Group Inc.	858	7
*ExpressJet Holdings, Inc.	616	6
*Northwest Airlines Corp. Class A	416	2
*Delta Air Lines, Inc.	1,644	2
		589
Auto Parts--Aftermarket (0.0%)
*Commercial Vehicle Group Inc.	383	8
Auto Trucks & Parts (1.2%)
PACCAR, Inc.	1,827	128
Oshkosh Truck Corp.	895	36
*Navistar International Corp.	755	24
Wabash National Corp.	476	10
		198
Building--Air Conditioning (0.3%)
York International Corp.	540	31
Lennox International Inc.	731	18
		49
Building--Heating & Plumbing (0.1%)
*Interline Brands, Inc.	488	10
*Jacuzzi Brands, Inc.	1,118	9
		19
Building--Miscellaneous (0.1%)
*Griffon Corp.	436	11
Building--Roof & Wallboard (0.3%)
*USG Corp.	421	26
ElkCorp	303	11
*Beacon Roofing Supply, Inc.	292	9
		46
Building Materials (1.4%)
Masco Corp.	4,670	143
Hughes Supply, Inc.	796	25
Simpson Manufacturing Co.	505	19
Watsco, Inc.	325	16
*NCI Building Systems, Inc.	306	12
Ameron International Corp.	164	7
Bluelinx Holdings Inc.	568	6
*Trex Co., Inc.	164	4
		232
Chemicals (0.1%)
*Energy Conversion Devices, Inc.	367	13
*EnerSys	411	6
		19
Commercial Information Services (0.1%)
*SOURCECORP, Inc.	367	8
*LECG Corp.	317	7
		15
Communications Technology (0.6%)
L-3 Communications
Holdings, Inc.	1,252	102
Computer Services Software & Systems (0.1%)
*Mercury Computer Systems, Inc.	333	9
Construction (0.3%)
*Washington Group
International, Inc.	352	19
Granite Construction Co.	483	18
*EMCOR Group, Inc.	242	13
		50
Consumer Products (0.1%)
The Toro Co.	609	24
Container & Package--Metal & Glass (0.1%)
*Mobile Mini, Inc.	255	11
Copper (0.1%)
Mueller Industries Inc.	485	13
Diversified Financial Services (0.0%)
*Huron Consulting Group Inc.	193	5
Diversified Manufacturing (1.3%)
American Standard Cos., Inc.	2,093	95
Clarcor Inc.	736	21
Brady Corp. Class A	630	20
*Hexcel Corp.	948	18
Acuity Brands, Inc.	605	18
*Armor Holdings, Inc.	412	17
Barnes Group, Inc.	282	10
Tredegar Corp.	429	5
		204
Diversified Production (1.9%)
Danaher Corp.	2,725	146
Dover Corp.	2,333	95
Pentair, Inc.	1,161	46
*Thomas & Betts Corp.	742	26
		313

Industrials Index Fund

Shares	Market Value• ($000)

Education--Services (0.1%)
*Universal Technical Institute Inc.	284	9
*Learning Tree International, Inc.	321	4
		13
Electrical Equipment & Components (3.0%)
Emerson Electric Co.	4,581	308
Cooper Industries, Inc. Class A	1,074	71
Ametek, Inc.	866	35
*Genlyte Group, Inc.	350	17
Franklin Electric, Inc.	278	12
Baldor Electric Co.	434	11
*General Cable Corp.	653	10
*Triumph Group, Inc.	257	10
A.O. Smith Corp.	344	10
*Power-One, Inc.	1,342	7
		491
Electronics (0.0%)
*II-VI, Inc.	426	8
Electronics--Technology (3.4%)
General Dynamics Corp.	1,922	220
Raytheon Co.	5,109	200
Rockwell Automation, Inc.	2,105	109
DRS Technologies, Inc.	339	17
EDO Corp.	281	8
*Herley Industries Inc.	304	6
Cubic Corp.	322	6
		566
Energy Equipment (0.1%)
*Plug Power, Inc.	1,323	10
*Global Power Equipment
Group Inc.	834	6
		16
Energy Miscellaneous (0.1%)
*FuelCell Energy, Inc.	753	9
Engineering & Contracting Services (1.0%)
Fluor Corp.	949	59
*Jacobs Engineering Group Inc.	682	43
*URS Corp.	583	22
*Quanta Services, Inc.	1,589	19
*Dycom Industries, Inc.	627	11
*Infrasource Services Inc.	452	7
		161
Financial Data Processing Services (0.3%)
Deluxe Corp.	606	24
John H. Harland Co.	402	17
*PRG-Schultz International, Inc.	1,434	5
		46
Financial Information Services (0.6%)
Equifax, Inc.	1,571	52
*The Dun & Bradstreet Corp.	814	52
		104
Financial Miscellaneous (0.1%)
*Asset Acceptance Capital Corp.	331	10
*Portfolio Recovery Associates, Inc.	189	8
		18
Forest Products (0.1%)
Universal Forest Products, Inc.	265	14
Forms & Bulk Print Services (0.1%)
Ennis, Inc.	431	8
The Standard Register Co.	412	6
		14
Glass (0.0%)
Apogee Enterprises, Inc.	515	8
Health & Personal Care (0.2%)
*Stericycle, Inc.	529	31
Household Furnishings (0.0%)
American Woodmark Corp.	180	7
Identification Control & Filter Devices (2.6%)
Parker Hannifin Corp.	1,342	86
American Power Conversion Corp.	1,988	52
Pall Corp.	1,525	44
Roper Industries Inc.	1,054	41
Hubbell Inc. Class B	658	30
Donaldson Co., Inc.	925	28
IDEX Corp.	633	28
*Flowserve Corp.	693	26
*ESCO Technologies Inc.	179	19
Crane Co.	616	18
Watts Water Technologies, Inc.	384	13
Mine Safety Appliances Co.	327	13
Vicor Corp.	479	8
C & D Technologies, Inc.	737	7
Robbins & Myers, Inc.	281	6
		419
Insurance--Multiline (0.1%)
*Alleghany Corp.	65	19
Machine Tools (0.1%)
Lincoln Electric Holdings, Inc.	507	19
Machinery & Engineering (0.1%)
Applied Industrial Technology, Inc.	392	14
Machinery--Agricultural (1.3%)
Deere & Co.	2,719	178
*AGCO Corp.	1,093	22
Lindsay Manufacturing Co.	239	6
		206
Machinery--Construction & Handling (3.1%)
Caterpillar, Inc.	7,453	414
*Terex Corp.	629	31
The Manitowoc Co., Inc.	408	19
Stewart & Stevenson
Services, Inc.	472	12
NACCO Industries, Inc. Class A	94	10
*Astec Industries, Inc.	298	9
*A.S.V., Inc.	354	8
		503
Machinery--Engines (0.4%)
Cummins Inc.	489	42
Briggs & Stratton Corp.	642	24
		66
Machinery--Industrial/Special (3.4%)
Illinois Tool Works, Inc.	2,751	232
Ingersoll-Rand Co.	1,955	156
Joy Global Inc.	995	48
Kennametal, Inc.	507	24
Nordson Corp.	481	17
*Actuant Corp.	391	17
*Gardner Denver Inc.	347	15
Woodward Governor Co.	153	12
*EnPro Industries, Inc.	333	11
Tecumseh Products Co. Class A	283	8
Tennant Co.	157	6
*Kadant Inc.	303	6
Tecumseh Products Co. Class B	120	3
		555
Machinery--Specialty (0.6%)
Graco, Inc.	853	32
JLG Industries, Inc.	677	22
Engineered Support Systems, Inc.	519	18
Bucyrus International, Inc.	298	13
*TurboChef Technologies, Inc.	379	6
		91
Manufacturing (0.1%)
Federal Signal Corp.	793	14
Standex International Corp.	228	6
		20

Industrials Index Fund

Shares	Market Value• ($000)

Metal Fabricating (1.0%)
Precision Castparts Corp.	766	74
The Timken Co.	924	27
*Shaw Group, Inc.	1,072	23
Kaydon Corp.	405	12
Valmont Industries, Inc.	322	9
CIRCOR International, Inc.	305	8
*Encore Wire Corp.	378	5
		158
Metals & Minerals & Commodities (0.1%)
*Ceradyne, Inc.	352	11
Metals & Minerals Miscellaneous (0.1%)
*GrafTech International Ltd.	1,794	11
Miscellaneous Equipment (0.4%)
W.W. Grainger, Inc.	909	58
Miscellaneous Materials & Processing (0.1%)
*Insituform Technologies Inc.
Class A	511	11
Miscellaneous Producer Durables (0.1%)
*BE Aerospace, Inc.	803	13
Multi-Sector Companies (32.1%)
General Electric Co.	95,495	3,210
Tyco International Ltd.	21,752	605
3M Co.	7,931	564
Honeywell International Inc.	8,782	336
ITT Industries, Inc.	1,002	109
Eaton Corp.	1,608	103
Textron, Inc.	1,416	101
SPX Corp.	936	43
Teleflex Inc.	448	31
*McDermott International, Inc.	785	27
Carlisle Co., Inc.	407	25
Walter Industries, Inc.	509	22
Trinity Industries, Inc.	595	22
*GenCorp, Inc.	673	13
Kaman Corp. Class A	466	11
*Acco Brands Corp.	288	7
*Sequa Corp. Class A	98	7
		5,236
Office Furniture & Business Equipment (1.2%)
Pitney Bowes, Inc.	2,522	109
HNI Corp.	623	36
Herman Miller, Inc.	874	26
Steelcase Inc.	831	12
*Imagistics International Inc.	271	9
Knoll, Inc.	326	6
		198
Office Supplies (0.3%)
Avery Dennison Corp.	1,045	56
Paper (0.1%)
Albany International Corp.	367	13
Power Transmission Equipment (0.1%)
Regal-Beloit Corp.	455	15
Printing & Copying Services (0.1%)
Bowne & Co., Inc.	564	8
Schawk, Inc.	226	5
		13
Production Technical Equipment (0.1%)
*Esterline Technologies Corp.	345	15
Publishing--Miscellaneous (0.7%)
R.R. Donnelley & Sons Co.	2,351	88
Banta Corp.	345	17
*Consolidated Graphics, Inc.	209	8
		113
Railroad Equipment (0.1%)
Wabtec Corp.	613	16
Railroads (4.3%)
Burlington Northern
Santa Fe Corp.	4,129	219
Union Pacific Corp.	2,716	185
Norfolk Southern Corp.	4,145	148
CSX Corp.	2,373	104
*Kansas City Southern	873	18
Florida East Coast Industries, Inc.
Class A	330	14
*Genesee & Wyoming Inc.
Class A	385	11
*RailAmerica, Inc.	771	9
		708
Rent & Lease Services--Commercial (0.5%)
Ryder System, Inc.	788	28
GATX Corp.	541	22
*United Rentals, Inc.	886	16
McGrath RentCorp	381	9
*Electro Rent Corp.	539	7
		82
Rent & Lease Services--Consumer (0.3%)
*Wesco International, Inc.	606	21
*Dollar Thrifty Automotive
Group, Inc.	389	12
Amerco, Inc.	176	10
		43
Retail (0.6%)
Fastenal Co.	769	47
MSC Industrial Direct Co., Inc.
Class A	649	23
*School Specialty, Inc.	311	15
Lawson Products, Inc.	128	5
		90
Securities Brokers & Services (0.1%)
*NCO Group, Inc.	423	9
Services--Commercial (7.7%)
Cendant Corp.	11,524	234
Waste Management, Inc.	6,437	177
Cintas Corp.	1,634	67
Robert Half International, Inc.	1,914	64
Republic Services, Inc. Class A	1,743	63
Manpower Inc.	1,024	46
*ChoicePoint Inc.	1,059	45
*Monster Worldwide Inc.	1,401	44
Aramark Corp. Class B	1,426	39
The Corporate Executive
Board Co.	467	38
The Brink's Co.	715	29
*Copart, Inc.	949	23
*Waste Connections, Inc.	659	23
Allied Waste Industries, Inc.	2,692	21
*PHH Corp.	681	21
*Corrections Corp. of America REIT	503	20
IKON Office Solutions, Inc.	1,828	18
*Resources Connection, Inc.	617	18
*FTI Consulting, Inc.	608	15
Watson Wyatt & Co. Holdings	527	14
*Labor Ready, Inc.	617	14
*West Corp.	358	14
*The Advisory Board Co.	257	13
*CoStar Group, Inc.	281	13
*Tetra Tech, Inc.	819	13
G & K Services, Inc. Class A	286	12
*Navigant Consulting, Inc.	634	12
ABM Industries Inc.	602	12
*Korn/Ferry International	569	11
Viad Corp.	358	10
*Heidrick & Struggles
International, Inc.	314	10
Rollins, Inc.	509	10
*Hudson Highland Group, Inc.	383	10

Industrials Index Fund

Shares	Market Value• ($000)

Kelly Services, Inc. Class A	320	9
*Spherion Corp.	1,248	9
*Sirva Inc.	881	9
*CRA International Inc.	161	8
CDI Corp.	275	7
*Coinstar, Inc.	378	7
*Teletech Holdings Inc.	776	7
*CBIZ Inc.	1,337	6
Central Parking Corp.	385	6
*DiamondCluster International, Inc.	581	6
*First Advantage Corp. Class A	215	5
*Volt Information Sciences Inc.	215	5
		1,257
Shipping (0.2%)
Alexander & Baldwin, Inc.	494	26
*Kirby Corp.	294	14
		40
Steel (0.2%)
Harsco Corp.	508	30
Telecommunications Equipment (0.0%)
*Mastec Inc.	585	7
Textile Products (0.0%)
*DHB Industries, Inc.	904	4
Transportation Miscellaneous (3.7%)
United Parcel Service, Inc.	6,538	463
C.H. Robinson Worldwide, Inc.	953	59
Laidlaw International Inc.	1,333	33
UTI Worldwide, Inc.	245	18
*Pacer International, Inc.	515	13
*Hub Group, Inc.	296	10
Sea Containers Ltd. Class A	436	5
		601
Truckers (1.3%)
*Yellow Roadway Corp.	712	33
CNF Inc.	653	33
J.B. Hunt Transport Services, Inc.	1,597	29
Landstar System, Inc.	758	27
Forward Air Corp.	454	16
Heartland Express, Inc.	695	14
Werner Enterprises, Inc.	742	13
Knight Transportation, Inc.	532	13
* Swift Transportation Co., Inc.	628	12
Arkansas Best Corp.	348	12
* Old Dominion Freight Line, Inc.	312	10
* Covenant Transport, Inc.	262	3
		215
Wholesalers (0.3%)
Adesa, Inc.	1,139	26
* United Stationers, Inc.	434	20
		46
Total Investments
(Cost $15,944)		16,295
Other Assets and Liabilities--Net (0.0%)		(4)
Net Assets (100%)		16,291

Statement of Assets and Liabilities

Assets

Investments in Securities, at Value	16,295

Receivables for Investment Securities Sold	5,356

Other Assets--Note B	30

Total Assets	21,681

Liabilities

Payables for Capital Shares Redeemed	5,358

Other Liabilities	32

Total Liabilities	5,390

Net Assets (100%)	16,291

At August 31, 2005, net assets consisted of:[1]
Amount ($000)

Paid-in Capital	15,839

Undistributed Net Investment Income	98

Accumulated Net Realized Gains	3

Unrealized Appreciation	351

Net Assets	16,291

VIPER Shares--Net Assets

Applicable to 300,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	16,291

Net asset value per share--
VIPER Shares	$54.30

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Industrials Index Fund

Statement of Operations

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	194

Interest2	1

Total Income	195

Expenses

The Vanguard Group--Note B

Investment Advisory Services	2

Management and Administrative	2

Marketing and Distribution	1

Custodian Fees	9

Auditing Fees	18

Shareholders' Reports	1

Total Expenses	33

Net Investment Income	162

Realized Net Gain (Loss) on
Investment Securities Sold	1,632

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	351

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,145

Statement of Changes in Net Assets

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	162

Realized Net Gain (Loss)	1,632

Change in Unrealized Appreciation
(Depreciation)	351

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,145

Distributions

Net Investment Income	(64)

Realized Capital Gain	--

Total Distributions	(64)

Capital Share Transactions--Note E

VIPER Shares	14,210

Net Increase (Decrease) from
Capital Share Transactions	14,210

Total Increase (Decrease)	16,291

Net Assets

Beginning of Period	--

End of Period3	16,291

1 Inception.
2 Interest income from affiliated companies of the fund was $1,000.
3 Including undistributed net investment income of $98,000.

Industrials Index Fund

Financial Highlights

VIPER Shares
For a Share Outstanding Throughout the Period	Sept. 23, 2004[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$48.79

Investment Operations

Net Investment Income	.65

Net Realized and Unrealized Gain (Loss) on Investments	5.18

Total from Investment Operations	5.83

Distributions

Dividends from Net Investment Income	(.32)

Distributions from Realized Capital Gains	--

Total Distributions	(.32)

Net Asset Value, End of Period	$54.30

Total Return	11.94%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$16

Ratio of Total Expenses to Average Net Assets	0.26%[2]

Ratio of Net Investment Income to Average Net Assets	1.30%[2]

Portfolio Turnover Rate[3]	11%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. The fund has not issued any Admiral Shares through August 31, 2005. VIPER Shares were first issued on September 23, 2004, and first offered to the public on September 29, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $1,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.001% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2005, the fund realized $1,611,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $18,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2005, the fund had $103,000 of ordinary income available for distribution. At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $351,000, consisting of unrealized gains of $594,000 on securities that had risen in value since their purchase and $243,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended August 31, 2005, the fund purchased $31,896,000 of investment securities and sold $17,584,000 of investment securities, other than temporary cash investments.

E. Capital share transactions were (see table below):

	September 23, 2004[1] to August 31, 2005
	Amount ($000)	Shares (000)

VIPER Shares

Issued	30,466	600

Issued in Lieu of Cash Distributions	--	--

Redeemed	(16,256)	(300)

Net Increase (Decrease)--VIPER Shares	14,210	300

Information Technology Index Fund

Fund Profile
 Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	429	427	2,480

Median Market Cap	$53.7B	$53.7B	$28.4B

Price/Earnings Ratio	25.4x	25.4x	18.7x

Price/Book Ratio	3.8x	3.8x	2.8x

Yield	0.5%	1.7%

Admiral Shares	0.2%

VIPER Shares	0.3%

Return on Equity	13.6%	13.6%	17.8%

Earnings Growth Rate	9.0%	9.0%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	7%	--	--

Expense Ratio	--	--

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	--	--

Industry diversification (% of portfolio)

Communications Technology	17%

Computer Services Software & Systems	24

Computer Technology	21

Consumer Electronics	6

Electronics	1

Electronics--Semiconductors/Components	18

Electronics--Technology	1

Financial Data Processing Services	5

Identification Control & Filter Devices	1

Office Furniture & Business Equipment	1

Production Technical Equipment	3

Services--Commercial	1

Telecommunications Equipment	1

Ten largest holdings (% of total net assets)[3]

Microsoft Corp.	12.4%

Intel Corp.	7.4

International Business Machines Corp.	6.1

Cisco Systems, Inc.	5.2

Dell Inc.	3.8

Hewlett-Packard Co.	3.7

QUALCOMM Inc.	3.0

Texas Instruments, Inc.	2.5

Motorola, Inc.	2.5

Oracle Corp.	2.3

TopTen	48.9%

1 MSCI US IMI/Information Technology.
2 MSCI US IMI/2500.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
 Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Information Technology Index Fund VIPER Shares Net Asset Value	17.07%	-4.40%	$9,308

Information Technology Index Fund VIPER Shares Market Price	17.08	-4.44	9,302

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Information Technology	17.30	-4.22	9,335

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Information Technology Index Fund Admiral Shares[2]	17.05%	2.53%	$103,647

MSCI US IMI/2500	15.45	10.44	115,299

MSCI US IMI/Information Technology	17.30	2.72	103,916

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

[-20.5] & [17.1]   Information Technology Index Fund VIPER Shares Net Asset Value
[-20.4] & [17.3]   MSCI US IMI/Information Technology

Cumulative returns: VIPER Shares, January 26, 2004–August 31, 2005

	One Year	Cumulative Since Inception

Information Technology Index Fund VIPER Shares Net Asset Value	17.07%	-6.92%

Information Technology Index Fund VIPER Shares Market Price	17.08	-6.98

MSCI US IMI/Information Technology	17.30	-6.65

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Information Technology Index Fund

VIPER Shares	1/26/2004

Net Asset Value		-3.91%	-8.45%

Market Price		-3.75	-8.30

Admiral Shares[2]	3/25/2004	-3.94	-1.44

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, March 25, 2004.
2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 65 for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.8%)

Advertising Agencies (0.1%)
*ValueClick, Inc.	1,968	28
*aQuantive, Inc.	1,275	23
*Marchex, Inc.	421	6
*Greenfield Online, Inc.	343	3
		60
Chemicals (0.0%)
*Cabot Microelectronics Corp.	599	18
Commercial Information Services (0.1%)
*CMGI Inc.	9,219	16
infoUSA Inc.	950	10
		26
CommunicationsTechnology (16.5%)
*Cisco Systems, Inc.	159,316	2,807
QUALCOMM Inc.	40,724	1,617
Motorola, Inc.	61,106	1,337
*Corning, Inc.	35,970	718
*Lucent Technologies, Inc.	110,665	341
*Juniper Networks, Inc.	11,355	258
*NCR Corp.	4,646	159
Scientific-Atlanta, Inc.	3,799	145
Harris Corp.	3,333	129
*Comverse Technology, Inc.	4,932	127
*McAfee Inc.	4,011	123
*Avaya Inc.	10,781	110
*Tellabs, Inc.	10,979	98
*ADC Telecommunications, Inc.	2,936	61
*JDS Uniphase Corp.	37,192	59
Symbol Technologies, Inc.	5,960	55
*Avocent Corp.	1,247	42
ADTRAN Inc.	1,608	41
*TIBCO Software Inc.	4,978	38
*Foundry Networks, Inc.	2,989	35
*3Com Corp.	9,760	33
*Anixter International Inc.	786	30
*Sonus Networks, Inc.	5,793	27
*Tekelec	1,358	27
*CIENA Corp.	11,864	27
*Brocade Communications
Systems, Inc.	6,598	26
*CSG Systems International, Inc.	1,229	25
*CommScope, Inc.	1,325	25
*WebEx Communications, Inc.	812	21
*Sycamore Networks, Inc.	5,079	19
Black Box Corp.	430	18
*j2 Global Communications, Inc.	491	18
*UTStarcom, Inc.	2,379	18
*Comtech
Telecommunications Corp.	503	18
Talx Corp.	469	17
*Aspect Communications Corp.	1,415	16
*Ixia	772	14
*ViaSat, Inc.	564	13
*Standard Microsystem Corp.	497	13
*Extreme Networks, Inc.	2,731	12
Inter-Tel, Inc.	477	11
*Harmonic, Inc.	1,788	11
*Secure Computing Corp.	831	10
*Entrust, Inc.	1,490	9
*NETGEAR, Inc.	378	8
*InterVoice, Inc.	822	8
*Novatel Wireless, Inc.	615	7
*Anaren, Inc.	481	7
*Ditech Communications Corp.	793	6
Bel Fuse, Inc. Class B	180	6
*Echelon Corp.	676	6
*Atheros Communications	456	5
*Westell Technologies, Inc.	1,231	5
*SeaChange International, Inc.	623	4
*REMEC Inc.	619	4
*Finisar Corp.	4,033	4
*Oplink Communications, Inc.	2,049	3
*Ulticom, Inc.	295	3
Bel Fuse, Inc. Class A	59	2
		8,836
Computer Services Software & Systems (24.3%)
Microsoft Corp.	242,412	6,642
*Oracle Corp.	96,128	1,246
*Symantec Corp.	29,720	623
Adobe Systems, Inc.	12,183	329
Computer Associates
International, Inc.	11,801	318
*Accenture Ltd.	12,246	299
Autodesk, Inc.	5,716	247
*Computer Sciences Corp.	4,748	211
*Intuit, Inc.	4,386	201
*Affiliated Computer
Services, Inc. Class A	3,001	156
*Cognizant Technology
Solutions Corp.	3,316	151
*BMC Software, Inc.	5,535	111
*Cadence Design Systems, Inc.	6,782	109
*Citrix Systems, Inc.	4,258	101
Siebel Systems, Inc.	12,078	100
*NAVTEQ Corp.	2,007	93
*Compuware Corp.	9,701	88
*BEA Systems, Inc.	9,624	85
*QLogic Corp.	2,302	80
*Mercury Interactive Corp.	2,138	78
*Ceridian Corp.	3,725	76
*Macromedia, Inc.	1,842	68
*Novell, Inc.	9,515	63
*Red Hat, Inc.	4,246	60
*Sybase, Inc.	2,344	52
*CACI International, Inc.	748	47
Reynolds & Reynolds Class A	1,580	45
*Hyperion Solutions Corp.	1,008	44
*MICROS Systems, Inc.	938	42
*Parametric Technology Corp.	6,889	42
Acxiom Corp.	2,037	40
National Instruments Corp.	1,403	40
*Akamai Technologies, Inc.	2,852	39
*F5 Networks, Inc.	927	38
*BearingPoint, Inc.	4,490	37
*Anteon International Corp.	798	37
*Digital River, Inc.	832	32
*Openwave Systems Inc.	1,754	30
*Salesforce.com, Inc.	1,553	30
*ANSYS, Inc.	790	30
*Websense, Inc.	594	30
*Progress Software Corp.	938	29
*Digitas Inc.	2,261	27
*Transaction Systems
Architects, Inc.	989	26

Information Technology Index Fund

Shares	Market Value• ($000)

*SRA International, Inc.	786	26
*Electronics for Imaging, Inc.	1,305	26
*MicroStrategy Inc.	332	26
*Informatica Corp.	2,212	25
*Wind River Systems Inc.	1,844	24
*Internet Security Systems, Inc.	1,048	24
*Macrovision Corp.	1,159	21
*SafeNet, Inc.	579	19
*Gartner, Inc. Class A	1,625	18
*Quest Software, Inc.	1,290	17
*RealNetworks, Inc.	3,117	17
*Zoran Corp.	1,038	16
*Mentor Graphics Corp.	1,861	16
*Keane, Inc.	1,379	16
*Epicor Software Corp.	1,169	16
SS&C Technologies, Inc.	423	15
*NetIQ Corp.	1,310	15
*Manhattan Associates, Inc.	708	15
*Equinix, Inc.	382	15
*ManTech International Corp.	471	15
*Sapient Corp.	1,936	14
*SERENA Software, Inc.	717	14
*Micromuse Inc.	1,956	13
*Verint Systems Inc.	337	13
*Borland Software Corp.	2,003	12
*ScanSoft, Inc.	2,241	11
*Ciber, Inc.	1,386	11
*Ariba, Inc.	1,824	11
*Lawson Software Inc.	1,605	10
*Vignette Corp.	629	10
*JDA Software Group, Inc.	659	9
*Packeteer, Inc.	771	9
*Blue Coat Systems, Inc.	231	9
*Kanbay International Inc.	407	9
*MRO Software Inc.	533	9
*Verity, Inc.	888	9
*Open Solutions Inc.	391	9
*SPSS, Inc.	385	8
*webMethods, Inc.	1,205	8
*Tyler Technologies, Inc.	1,010	8
*SonicWALL, Inc.	1,370	8
*Agile Software Corp.	1,218	8
*Concur Technologies, Inc.	676	8
*Magma Design Automation, Inc.	887	8
*PDF Solutions, Inc.	482	8
*E.piphany Inc.	1,760	7
*Interwoven Inc.	911	7
*EPIQ Systems, Inc.	382	7
*Jupitermedia Corp.	419	7
*Lionbridge Technologies, Inc.	1,033	7
*Opsware, Inc.	1,346	6
*Altiris, Inc.	461	6
*OpenTV Corp.	1,937	6
*SupportSoft, Inc.	1,137	5
*MatrixOne, Inc.	1,188	5
*ActivCard Corp.	982	5
*SYNNEX Corp.	260	4
*Blackboard Inc.	157	4
Syntel, Inc.	179	3
Blackbaud, Inc.	248	3
*RightNow Technologies Inc.	241	3
*Ness Technologies Inc.	319	3
*Motive, Inc.	359	2
QAD Inc.	266	2
*iGATE Corp.	488	2
*Pegasystems Inc.	270	2
		12,996
ComputerTechnology (20.8%)
International Business
Machines Corp.	40,219	3,242
*Dell Inc.	57,339	2,041
Hewlett-Packard Co.	72,165	2,003
*Apple Computer, Inc.	20,541	964
*EMC Corp.	59,724	768
*Sun Microsystems, Inc.	84,372	321
Electronic Data Systems Corp.	12,831	287
*Network Appliance, Inc.	8,491	202
*SanDisk Corp.	4,515	175
Seagate Technology	9,516	158
*NVIDIA Corp.	3,955	121
*Storage Technology Corp.	2,682	99
*Western Digital Corp.	5,196	72
*Synopsys, Inc.	3,579	68
*Zebra Technologies Corp.
Class A	1,708	64
*Ingram Micro, Inc. Class A	3,345	59
*Unisys Corp.	8,297	55
*Emulex Corp.	2,117	46
*Palm, Inc.	1,083	37
*UNOVA, Inc.	1,240	36
Imation Corp.	843	36
*Intergraph Corp.	779	32
*Maxtor Corp.	6,366	31
*Perot Systems Corp.	2,046	29
*FileNET Corp.	1,029	27
*RSA Security Inc.	1,766	23
*Komag, Inc.	555	19
*Gateway, Inc.	5,427	17
*Hutchinson Technology, Inc.	619	16
*McDATA Corp. Class A	2,921	16
*Advanced Digital
Information Corp.	1,445	13
*Quantum Corp.	4,276	12
*Lexar Media, Inc.	1,780	11
*Synaptics Inc.	581	10
*Adaptec, Inc.	2,704	9
*Dot Hill Systems Corp.	974	6
*Silicon Graphics, Inc.	6,111	5
*Iomega Corp.	1,200	4
*McDATA Corp.	735	4
*FalconStor Software, Inc.	544	3
*InFocus Corp.	935	3
		11,144
Consumer Electronics (5.9%)
*Google Inc.	4,269	1,221
*Yahoo! Inc.	31,332	1,045
*Electronic Arts Inc.	7,675	440
*VeriSign, Inc.	6,329	138
*Activision, Inc.	4,624	103
*CNET Networks, Inc.	3,336	45
*Take-Two Interactive
Software, Inc.	1,719	41
*Earthlink, Inc.	3,724	36
*THQ Inc.	1,011	34
*Midway Games Inc.	1,275	19
United Online, Inc.	1,375	18
*InfoSpace, Inc.	704	18
*DTS Inc.	251	5
*Miva Inc.	369	2
*Atari, Inc.	914	1
		3,166
Diversified Financial Services (0.1%)
*BISYS Group, Inc.	3,073	46
*Euronet Worldwide, Inc.	584	16
	62
Education--Services (0.0%)
Renaissance Learning, Inc.	228	4
Electrical & Electronics (0.2%)
*Benchmark Electronics, Inc.	1,028	30
*Plexus Corp.	1,040	18
*Power Integrations, Inc.	740	16
*Universal Display Corp.	546	7
*TTM Technologies, Inc.	899	7
*OSI Systems Inc.	356	6
		84
Electrical Equipment & Components (0.4%)
Molex, Inc. Class A	2,124	54
Molex, Inc.	1,527	41

Information Technology Index Fund

Shares	Market Value• ($000)

*Littelfuse, Inc.	574	16
*MKS Instruments, Inc.	842	15
Technitrol, Inc.	921	14
Cohu, Inc.	491	12
*Sonic Solutions, Inc.	549	11
*Taser International Inc.	1,237	11
CTS Corp.	860	11
		185
Electronics (1.2%)
*Flextronics International Ltd.	14,041	183
Amphenol Corp.	2,197	93
*Sanmina-SCI Corp.	12,868	65
*FLIR Systems, Inc.	1,698	55
*Vishay Intertechnology, Inc.	4,203	54
*Avid Technology, Inc.	983	37
*Semtech Corp.	1,875	31
AVX Corp.	1,469	19
*Aeroflex, Inc.	1,891	18
Agilysys, Inc.	688	12
Park Electrochemical Corp.	454	11
*Kopin Corp.	1,651	11
BEI Technologies, Inc.	302	11
Methode Electronics, Inc. Class A	847	10
Daktronics, Inc.	350	8
*Multi-Fineline Electronix, Inc.	279	7
		625
Electronics--Gauge & Meter (0.3%)
Tektronix, Inc.	2,231	56
*Mettler-Toledo International Inc.	1,062	54
*Itron, Inc.	579	27
Keithley Instruments Inc.	329	5
*Metrologic Instruments, Inc.	234	4
		146
Electronics--Medical Systems (0.0%)
Quality Systems, Inc.	192	12
Electronics--Semiconductors/Components (18.3%)
Intel Corp.	153,889	3,958
Texas Instruments, Inc.	41,436	1,354
Maxim Integrated
Products, Inc.	8,145	347
Analog Devices, Inc.	9,295	339
*Broadcom Corp.	6,795	296
Linear Technology Corp.	7,676	291
Xilinx, Inc.	8,666	243
*Marvell Technology Group Ltd.	4,971	235
National Semiconductor Corp.	8,830	220
*Advanced Micro Devices, Inc.	9,846	204
*Altera Corp.	9,255	202
*Micron Technology, Inc.	15,312	182
*Freescale Semiconductor, Inc.
Class B	6,728	162
Microchip Technology, Inc.	5,168	161
*Jabil Circuit, Inc.	4,300	127
*LSI Logic Corp.	9,658	93
*Arrow Electronics, Inc.	2,900	86
*International Rectifier Corp.	1,706	82
Intersil Corp.	3,785	79
*Freescale Semiconductor, Inc.
Class A	3,212	77
*Avnet, Inc.	3,055	77
*MEMC Electronic Materials, Inc.	4,373	74
*Agere Systems Inc.	4,547	51
*Fairchild Semiconductor
International, Inc.	3,034	51
*Cypress Semiconductor Corp.	3,203	50
*Cree, Inc.	1,900	49
*Integrated Circuit Systems, Inc.	1,850	39
*PMC Sierra Inc.	4,496	38
*Microsemi Corp.	1,477	36
*RF Micro Devices, Inc.	4,732	31
*Skyworks Solutions, Inc.	3,998	30
*Silicon Laboratories Inc.	955	30
*Integrated Device
Technology Inc.	2,584	28
*Tessera Technologies, Inc.	801	27
*Rambus Inc.	2,282	24
*SiRF Technology Holdings, Inc.	928	24
*Atmel Corp.	10,985	23
*Genesis Microchip Inc.	855	22
*ON Semiconductor Corp.	3,875	22
*Micrel, Inc.	1,652	21
*OmniVision Technologies, Inc.	1,414	21
*Applied Micro Circuits Corp.	7,463	20
*Conexant Systems, Inc.	11,714	20
*Silicon Image, Inc.	1,864	19
*FormFactor Inc.	698	19
*DSP Group Inc.	684	17
*Cirrus Logic, Inc.	2,095	17
*Exar Corp.	1,001	16
*Amkor Technology, Inc.	2,546	13
*SigmaTel Inc.	653	13
*Lattice Semiconductor Corp.	2,774	12
*TriQuint Semiconductor, Inc.	3,118	12
*Vitesse Semiconductor Corp.	5,264	12
*Silicon Storage Technology, Inc.	2,115	10
*Actel Corp.	596	8
*Integrated Silicon Solution, Inc.	869	8
*Excel Technology, Inc.	285	7
*Pixelworks, Inc.	936	7
*AMIS Holdings Inc.	553	7
*PortalPlayer Inc.	228	6
*Pericom Semiconductor Corp.	600	5
*IXYS Corp.	492	5
*Mindspeed Technologies, Inc.	2,309	4
*Virage Logic Corp.	423	3
*ESS Technology, Inc.	797	3
		9,769
Electronics--Technology (0.4%)
*Solectron Corp.	23,802	98
*Trimble Navigation Ltd.	1,294	47
*Coherent, Inc.	798	25
*Checkpoint Systems, Inc.	984	21
*KEMET Corp.	2,263	18
*ScanSource, Inc.	303	14
*Identix, Inc.	2,072	10
		233
Financial Data Processing Services (4.7%)
First Data Corp.	19,713	819
Automatic Data Processing, Inc.	14,545	622
Paychex, Inc.	8,513	291
*Fiserv, Inc.	4,810	216
*DST Systems, Inc.	1,618	87
*CheckFree Corp.	1,946	72
Fair, Isaac, Inc.	1,693	69
Global Payments Inc.	817	54
Certegy, Inc.	1,552	53
*Alliance Data Systems Corp.	1,211	51
Jack Henry & Associates Inc.	1,891	37
*Kronos, Inc.	796	34
*eFunds Corp.	1,261	25
*Digital Insight Corp.	901	24
Total System Services, Inc.	1,020	24
*Advent Software, Inc.	621	17
*iPayment Holdings, Inc.	272	11
*CCC Information Services Group	116	3
		2,509
Financial Information Services (0.1%)
FactSet Research Systems Inc.	800	28
*HomeStore, Inc.	2,971	11
*S1 Corp.	1,652	7
		46
Financial Miscellaneous (0.1%)
MoneyGram International, Inc.	2,186	45
Identification Control & Filter Devices (0.8%)
*Agilent Technologies, Inc.	10,987	353
*Paxar Corp.	871	16

Information Technology Index Fund

Shares	Market Value• ($000)

*Veeco Instruments, Inc.	653	12
*Advanced Energy Industries, Inc.	749	9
*Asyst Technologies, Inc.	1,209	6
		396
Machinery--Specialty (0.0%)
Helix Technology Corp.	618	10
*Applied Films Corp.	347	8
*Semitool, Inc.	400	3
		21
Medical & Dental Instruments & Supplies (0.0%)
Landauer, Inc.	210	11
Miscellaneous Materials & Processing (0.0%)
*Rogers Corp.	442	17
Office Furniture & Business Equipment (1.2%)
*Xerox Corp.	23,878	320
*Lexmark International, Inc.	3,210	202
Diebold, Inc.	1,780	85
*Presstek, Inc.	791	10
		617
Production Technical Equipment (3.0%)
Applied Materials, Inc.	40,982	750
KLA-Tencor Corp.	4,918	250
*LAM Research Corp.	3,450	109
Novellus Systems, Inc.	3,515	94
*Teradyne, Inc.	4,825	81
*Varian Semiconductor
Equipment Associates, Inc.	926	42
*Cymer, Inc.	952	32
Cognex Corp.	1,068	32
*Entegris Inc.	2,647	28
*ATMI, Inc.	755	23
*Photronics Inc.	937	19
MTS Systems Corp.	467	19
*Brooks Automation, Inc.	1,072	15
*Electro Scientific Industries, Inc.	685	15
*Credence Systems Corp.	1,677	15
*Axcelis Technologies, Inc.	2,453	14
*FEI Co.	604	13
*Kulicke & Soffa Industries, Inc.	1,301	11
*Mattson Technology, Inc.	1,022	10
*Ultratech, Inc.	534	8
*Photon Dynamics, Inc.	395	8
*LTX Corp.	1,449	6
*Rudolph Technologies, Inc.	310	5
		1,599
Retail (0.2%)
CDW Corp.	1,667	98
*Global Imaging Systems, Inc.	565	19
		117
Scientific Equipment & Supplies (0.0%)
*Newport Corp.	972	13
Services--Commercial (0.6%)
*Iron Mountain, Inc.	2,405	83
Sabre Holdings Corp.	3,372	65
*Convergys Corp.	3,592	51
*MPS Group, Inc.	2,524	28
*Hewitt Associates, Inc.	928	27
*Cogent Inc.	974	26
MAXIMUS, Inc.	467	18
Gevity HR, Inc.	637	14
*Forrester Research, Inc.	346	7
*Pegasus Solutions Inc.	541	5
*Autobytel Inc.	948	5
Startek, Inc.	299	4
*NetRatings, Inc.	269	4
		337
Telecommunications Equipment (0.4%)
*Polycom, Inc.	2,425	43
*Andrew Corp.	3,625	42
Plantronics, Inc.	1,230	40
*Powerwave Technologies, Inc.	2,363	25
Belden CDT Inc.	1,140	24
*Interdigital Communications Corp.	1,334	24
*Arris Group Inc.	2,106	22
		220
Utilities--Telecommunications (0.0%)
*Intrado Inc.	361	5
Wholesalers (0.1%)
*Tech Data Corp.	1,447	53
*Brightpoint, Inc.	428	12
		65
Total Investments
(Cost $53,300)		53,384
Other Assets and Liabilities (0.2%)
Other Assets--Note B		325
Liabilities		(222)
		103
Net Assets (100%)		53,487

At August 31, 2005, net assets consisted of: [1]
Amount ($000)

Paid-in Capital	53,520

Undistributed Net Investment Income	105

Accumulated Net Realized Losses	(222)

Unrealized Appreciation	84

Net Assets	53,487

Admiral Shares--Net Assets

Applicable to 85,740 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	2,052

Net asset value per share--
Admiral Shares	$23.93

VIPER Shares--Net Assets

Applicable to 1,100,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	51,435

Net asset value per share--
VIPER Shares	$46.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Information Technology Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	410

Interest[1]	1

Security Lending	1

Total Income	412

Expenses

The Vanguard Group--Note B

Investment Advisory Services	4

Management and Administrative

Admiral Shares	1

VIPER Shares	17

Marketing and Distribution

Admiral Shares	--

VIPER Shares	4

Custodian Fees	22

Auditing Fees	18

Shareholders' Reports

Admiral Shares	--

VIPER Shares	3

Total Expenses	69

Net Investment Income	343

Realized Net Gain (Loss) on
Investment Securities Sold	(150)

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	4,225

Net Increase (Decrease) in Net Assets
Resulting from Operations	4,418

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	343	12

Realized Net Gain (Loss)	(150)	(72)

Change in Unrealized Appreciation (Depreciation)	4,225	(4,141)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,418	(4,201)

Distributions

Net Investment Income

Admiral Shares	(6)	--

VIPER Shares	(244)	--

Realized Capital Gain

Admiral Shares	--	--

VIPER Shares	--	--

Total Distributions	(250)	--

Capital Share Transactions--Note E

Admiral Shares	1,721	250

VIPER Shares	31,193	20,356

Net Increase (Decrease) from Capital Share Transactions	32,914	20,606

Total Increase (Decrease)	37,082	16,405

Net Assets

Beginning of Period	16,405	--

End of Period[3]	53,487	16,405

1 Interest income from affiliated companies of the fund was $1,000.
2 Inception.
3 Including undistributed net investment income of $105,000 and $12,000.

Information Technology Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Mar. 25[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$20.72	$23.40

Investment Operations

Net Investment Income	.351[2]	.01

Net Realized and Unrealized Gain (Loss) on Investments	3.182	(2.69)

Total from Investment Operations	3.533	(2.68)

Distributions

Dividends from Net Investment Income	(.323)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(.323)	--

Net Asset Value, End of Period	$23.93	$20.72

Total Return[3]	17.05%	-11.45%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2	$0.2

Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.26%[2]	0.12%[4]

Portfolio Turnover Rate[5]	7%	9%

VIPER Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$40.46	$50.89

Investment Operations

Net Investment Income	.670[6]	.03

Net Realized and Unrealized Gain (Loss) on Investments	6.239	(10.46)

Total from Investment Operations	6.909	(10.43)

Distributions

Dividends from Net Investment Income	(.609)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(.609)	--

Net Asset Value, End of Period	$46.76	$40.46

Total Return	17.07%	-20.50%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$51	$16

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.28%[6]	0.12%[4]

Portfolio Turnover Rate[5]	7%	9%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
6 Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
See accompanying notes, which are an integral part of the financial statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $5,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at August 31, 2005, the fund had $114,000 of ordinary income available for distribution. The fund had available realized losses of $222,000 to offset future net capital gains of $62,000 through August 31, 2013 and $160,000 through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $84,000, consisting of unrealized gains of $3,054,000 on securities that had risen in value since their purchase and $2,970,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2005, the fund purchased $34,886,000 of investment securities and sold $1,922,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 26[1] to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	1,729	76	250	11

Issued in Lieu of Cash Distributions	6	--	--	--

Redeemed	(14)	(1)	--	--

Net Increase (Decrease)--Admiral Shares	1,721	75	250	11

VIPER Shares

Issued	31,193	700	20,356	400

Issued in Lieu of Cash Distributions	--	--	--	--

Redeemed	--	--	--	--

Net Increase (Decrease)--VIPER Shares	31,193	700	20,356	400

1 Inception.

Materials Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	119	119	2,480

Median Market Cap	$10.4B	$10.4B	$28.4B

Price/Earnings Ratio	15.8x	15.8x	18.7x

Price/Book Ratio	2.4x	2.4x	2.8x

Yield	2.1%	1.7%

Admiral Shares	1.8%

VIPER Shares	1.8%

Return on Equity	11.8%	11.8%	17.8%

Earnings Growth Rate	23.2%	23.3%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	12%	--	--

Expense Ratio	--	--

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	--	--

Industry diversification (% of portfolio)

Agriculture Fish & Ranch	4%

Aluminum	6

Building--Cement	1

Building Materials	4

Chemicals	38

Consumer Products	1

Container & Package--Metal & Glass	2

Container & Package--Paper & Plastics	5

Copper	4

Diversified Manufacturing	3

Fertilizers	1

Forest Products	7

Gold	5

Metal Fabricating	1

Metals & Minerals Miscellaneous	2

Paints & Coating	4

Paper	6

Steel	6

Ten largest holdings (% of total net assets)[3]

Dow Chemical Co.	9.7%

E.I. du Pont de Nemours & Co.	9.3

Alcoa Inc.	5.5

Newmont Mining Corp. (Holding Co.)	4.1

Monsanto Co.	4.1

Praxair, Inc.	3.8

Weyerhaeuser Co.	3.7

International Paper Co.	3.4

Air Products & Chemicals, Inc.	3.0

PPG Industries, Inc.	2.6

TopTen	49.2%

1 MSCI US IMI/Materials.
2 MSCI US IMI/2500. 3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004-August 31, 2005
Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Materials Index Fund VIPER Shares Net Asset Value	8.62%	8.82%	$11,444

Materials Index Fund VIPER Shares Market Price	8.59	8.77	11,435

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Materials	8.83	9.04	11,479

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Materials Index Fund Admiral Shares[2]	8.61%	6.48%	$110,228

MSCI US IMI/2500	15.45	6.85	110,821

MSCI US IMI/Materials	8.83	6.69	110,569

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

[5.4] & [8.6]  Materials Index Fund VIPER Shares Net Asset Value
[5.5] & [8.8]  MSCI US IMI/Materials

Cumulative returns: VIPER Shares, January 26, 2004-August 31, 2005

	One Year	Cumulative Since Inception

Materials Index Fund VIPER Shares Net Asset Value	8.62%	14.44%

Materials Index Fund VIPER Shares Market Price	8.59	14.35

MSCI US IMI/Materials	8.83	14.79

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Materials Index Fund

VIPER Shares

Net Asset Value	1/26/2004	5.38%	8.11%

Market Price		5.37	8.05

Admiral Shares[2]	2/11/2004	5.36	5.46

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 11, 2004.
2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 72 for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (100.0%)

Agriculture Fish & Ranch (4.1%)
Monsanto Co.	36,386	2,323
Aluminum (5.8%)
Alcoa Inc.	117,287	3,142
*Aleris International Inc	3,468	82
*Century Aluminum Co.	3,083	75
		3,299
Building--Cement (1.0%)
Lafarge North America Inc.	4,335	299
Eagle Materials, Inc.	1,342	151
Eagle Materials, Inc. B Shares	1,229	133
		583
Building Materials (3.6%)
Vulcan Materials Co.	13,994	1,005
Martin Marietta Materials, Inc.	6,445	466
Florida Rock Industries, Inc.	6,678	378
Texas Industries, Inc.	3,064	183
		2,032
Chemicals (38.2%)
Dow Chemical Co.	128,310	5,543
E.I. du Pont de Nemours & Co.	134,154	5,308
Praxair, Inc.	44,372	2,143
Air Products & Chemicals, Inc.	31,101	1,723
Ecolab, Inc.	26,411	872
Rohm & Haas Co.	19,971	867
Lyondell Chemical Co.	30,260	781
Sigma-Aldrich Corp.	9,434	589
Chemtura Corp.	31,868	547
Eastman Chemical Co.	10,649	511
Lubrizol Corp.	9,117	377
*FMC Corp.	4,807	274
Cabot Corp.	8,197	270
Airgas, Inc.	9,314	262
Cytec Industries, Inc.	5,334	254
*Huntsman Corp.	12,112	228
Albemarle Corp.	5,334	194
*Hercules, Inc.	14,585	186
Georgia Gulf Corp.	4,413	123
MacDermid, Inc.	3,735	111
*W.R. Grace &Co.	9,128	96
*PolyOne Corp.	11,542	78
A. Schulman Inc.	4,279	78
Arch Chemicals, Inc.	3,118	77
*OM Group, Inc.	3,920	76
UAP Holding Corp.	3,790	65
Westlake Chemical Corp.	1,818	50
Calgon Carbon Corp.	4,847	39
NL Industries, Inc.	1,366	19
		21,741
Consumer Products (0.7%)
International Flavors &
Fragrances, Inc.	10,945	395
Container & Package--Metal & Glass (2.3%)
*Owens-Illinois, Inc.	20,389	526
*Crown Holdings, Inc.	22,605	382
AptarGroup Inc.	4,910	244
Silgan Holdings, Inc.	1,659	100
Greif Inc. Class A	1,570	92
		1,344
Container & Package--Paper & Plastics (5.1%)
*Sealed Air Corp.	11,419	579
Temple-Inland Inc.	14,537	560
*Pactiv Corp.	20,282	394
*Smurfit-Stone Container Corp.	33,617	371
Bemis Co., Inc.	13,888	363
Sonoco Products Co.	12,765	363
Packaging Corp. of America	8,863	186
Myers Industries, Inc.	3,580	44
*Graphic Packaging Corp.	12,611	41
		2,901
Copper (4.3%)
Phelps Dodge Corp.	13,045	1,403
Freeport-McMoRan Copper &
Gold, Inc. Class B	24,460	1,031
		2,434
Diversified Manufacturing (3.0%)
Ashland, Inc.	8,847	538
Ball Corp.	14,263	535
Engelhard Corp.	16,713	475
Olin Corp.	9,659	180
		1,728
Engineering & Contracting Services (0.3%)
*Nalco Holding Co.	10,647	195
Fertilizers (1.0%)
*The Mosaic Co.	18,082	292
Scotts Miracle-Gro Co.	3,183	261
*Terra Industries, Inc.	5,925	43
		596
Foods (0.2%)
Sensient Technologies Corp.	6,129	115
Forest Products (6.9%)
Weyerhaeuser Co.	32,777	2,131
Georgia Pacific Group	31,738	1,018
Louisiana-Pacific Corp.	14,299	362
Potlatch Corp.	3,960	214
Longview Fibre Co.	6,307	127
Deltic Timber Corp.	1,463	61
		3,913
Gold (4.4%)
Newmont Mining Corp.
(Holding Co.)	58,746	2,325
*Coeur d'Alene Mines Corp.	33,066	121
Royal Gold, Inc.	2,469	59
		2,505
Metal Fabricating (1.2%)
Quanex Corp.	3,468	213
Commercial Metals Co.	6,879	206
Reliance Steel & Aluminum Co.	3,810	183
*RTI International Metals, Inc.	2,991	104
		706
Metals & Minerals & Commodities (0.2%)
*Symyx Technologies, Inc.	4,223	118
Metals & Minerals Miscellaneous (1.4%)
Cleveland-Cliffs Inc.	2,980	212
Minerals Technologies, Inc.	2,831	173
Compass Minerals International	4,052	100
*Apex Silver Mines Ltd.	5,953	78
*Titanium Metals Corp.	1,112	74
AMCOL International Corp.	3,069	58

Materials Index Fund

Shares	Market Value• ($000)

*Hecla Mining Co.	16,167	58
*Stillwater Mining Co.	5,585	45
		798
Miscellaneous Materials & Processing (0.1%)
Metal Management, Inc.	3,054	75
Paints & Coating (4.1%)
PPG Industries, Inc.	23,528	1,482
Valspar Corp.	6,695	323
RPM International, Inc.	16,063	304
H.B. Fuller Co.	3,920	129
Ferro Corp.	5,737	109
		2,347
Paper (5.8%)
International Paper Co.	62,200	1,919
MeadWestvaco Corp.	25,472	738
Bowater Inc.	7,604	236
Wausau Paper Corp.	6,499	77
Glatfelter	5,191	71
Neenah Paper Inc.	2,037	62
Rock-Tenn Co.	3,953	60
Chesapeake Corp. of Virginia	2,723	53
*Caraustar Industries, Inc.	3,898	45
*Buckeye Technology, Inc.	4,673	41
		3,302
Plastics (0.2%)
Spartech Corp.	4,480	86
Pollution Control & Environmental Service (0.4%)
*Headwaters Inc.	5,476	211
Steel (5.5%)
Nucor Corp.	21,740	1,228
United States Steel Corp.	15,480	649
Allegheny Technologies Inc.	11,117	307
Steel Dynamics, Inc.	5,811	183
Worthington Industries, Inc.	9,670	175
Carpenter Technology Corp.	2,997	167
*AK Steel Corp.	14,255	113
*Oregon Steel Mills, Inc.	4,828	109
Schnitzer Steel Industries, Inc.
Class A	3,087	88
Gibraltar Industries Inc.	3,477	74
* Chaparral Steel Co.	3,052	68
		3,161
Synthetic Fibers (0.1%)
Wellman, Inc.	4,624	32
Tobacco (0.1%)
Schweitzer-Mauduit
International, Inc.	1,946	45
Total Investments
(Cost $61,203)		56,985
Other Assets and Liabilities--Net (0.0%)		(22)
Net Assets (100%)		56,963

Statement of Assets and Liabilities
Assets

Investments in Securities, at Value	56,985

Receivables for Investment Securities Sold	5,497

Other Assets--Note B	159

Total Assets	62,641

Liabilities

Payables for Capital Shares Redeemed	5,498

Other Liabilities	180

Total Liabilities	5,678

Net Assets (100%)	56,963

At August 31, 2005, net assets consisted of:1
Amount ($000)

Paid-in Capital	60,654

Undistributed Net Investment Income	530

Overdistributed Net Realized Gains	(3)

Unrealized Depreciation	(4,218)

Net Assets	56,963

Admiral Shares--Net Assets

Applicable to 241,275 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,837

Net asset value per share--
Admiral Shares	$28.34

VIPER Shares--Net Assets

Applicable to 900,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	50,126

Net asset value per share--
VIPER Shares	$55.70

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Materials Index Fund

Statement of Operations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	791

Interest[1]	2

Total Income	793

Expenses

The Vanguard Group--Note B

Investment Advisory Services	6

Management and Administrative

Admiral Shares	5

VIPER Shares	44

Marketing and Distribution

Admiral Shares	--

VIPER Shares	5

Custodian Fees	18

Auditing Fees	18

Shareholders' Reports

Admiral Shares	--

VIPER Shares	3

Total Expenses	99

Net Investment Income	694

Realized Net Gain (Loss) on
Investment Securities Sold	4,347

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(5,049)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(8)

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	694	237

Realized Net Gain (Loss)	4,347	(11)

Change in Unrealized Appreciation (Depreciation)	(5,049)	831

Net Increase (Decrease) in Net Assets Resulting from Operations	(8)	1,057

Distributions

Net Investment Income

Admiral Shares	(11)	--

VIPER Shares	(390)	--

Realized Capital Gain

Admiral Shares	--	--

VIPER Shares	--	--

Total Distributions	(401)	--

Capital Share Transactions--Note E

Admiral Shares	6,678	531

VIPER Shares	29,307	19,799

Net Increase (Decrease) from Capital Share Transactions	35,985	20,330

Total Increase (Decrease)	35,576	21,387

Net Assets

Beginning of Period	21,387	--

End of Period[3]	56,963	21,387

1 Interest income from affiliated companies of the fund was $2,000.
2 Inception.
3 Including undistributed net investment income of $530,000 and $237,000.

Materials Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Feb. 11[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$26.53	$26.14

Investment Operations

Net Investment Income	.48	.24

Net Realized and Unrealized Gain (Loss) on Investments[2]	1.83	.15

Total from Investment Operations	2.31	.39

Distributions

Dividends from Net Investment Income	(.50)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(.50)	--

Net Asset Value, End of Period	$28.34	$26.53

Total Return[3]	8.61%	1.49%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7	$1

Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.81%	1.93%[4]

Portfolio Turnover Rate[5]	12%	8%

VIPER Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$52.13	$49.48

Investment Operations

Net Investment Income	.915	.58

Net Realized and Unrealized Gain (Loss) on Investments	3.630	2.07

Total from Investment Operations	4.545	2.65

Distributions

Dividends from Net Investment Income	(.975)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(.975)	--

Net Asset Value, End of Period	$55.70	$52.13

Total Return	8.62%	5.36%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$50	$21

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	1.83%	1.93%[4]

Portfolio Turnover Rate[5]	12%	8%

1 Inception.
2 Includes increases from redemption fees of $.01 and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $7,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended August 31, 2005, the fund realized $4,300,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $39,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2005, the fund had $542,000 of ordinary income available for distribution. At August 31, 2005, net unrealized depreciation of investment securities for tax purposes was $4,215,000, consisting of unrealized gains of $583,000 on securities that had risen in value since their purchase and $4,798,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2005, the fund purchased $74,502,000 of investment securities and sold $38,194,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 261 to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	6,863	228	872	33

Issued in Lieu of Cash Distributions	11	--	--	--

Redeemed2	(196)	(7)	(341)	(13)

Net Increase (Decrease)--Admiral Shares	6,678	221	531	20

VIPER Shares

Issued	63,127	1,100	19,799	400

Issued in Lieu of Cash Distributions	--	--	--	--

Redeemed	(33,820)	(600)	--	--

Net Increase (Decrease)--VIPER Shares	29,307	500	19,799	400

1 Inception.
2 Net of redemption fees of $4,000 and $7,000.

Telecommunication Services Index Fund

Fund Profile
Figures as of August 31, 2005

Portfolio characteristics

	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	43	43	2,480

Median Market Cap	$22.1B	$75.4B	$28.4B

Price/Earnings Ratio	29.5x	23.4x	18.7x

Price/Book Ratio	2.5x	2.4x	2.8x

Yield	3.3%	1.7%

Admiral Shares	2.4%

VIPER Shares	2.5%

Return on Equity	7.7%	11.0%	17.8%

Earnings Growth Rate	-4.1%	-5.5%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	41%	—	—

Expense Ratio	—	—

Admiral Shares	0.28%[3]

VIPER Shares	0.26%[3]

Short-Term Reserves	0%	—	—

Industry diversification (% of portfolio)

Communications Technology	3%

Consumer Electronics	1

Telecommunications Equipment	7

Utilities—Telecommunications	89

Ten largest holdings (% of total net assets)[4]

Verizon Communications Inc.	16.0%

SBC Communications Inc.	13.2

Sprint Nextel Corp.	11.4

BellSouth Corp.	5.4

AT&T Corp.	4.5

ALLTEL Corp.	4.5

American Tower Corp.	3.2

MCI Inc.	2.4

Qwest Communications International Inc.	2.4

Crown Castle International Corp.	2.2

TopTen	65.2%

1 MSCI US IMI/Telecommunication Services
2 MSCI US IMI/2500
3 Annualized
4 "Ten Largest Holdings" exludes any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at (www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: September 23, 2004 — August 31, 2005
Initial investment of $10,000

	Total Returns Periods Ended August 31, 2005	Final Value of a $10,000
	Since Inception[1]	Investment

Telecommunication Services Index Fund

VIPER Shares Net Asset Value	12.65%	$11,265

Telecommunication Services Index Fund

VIPER Shares Market Price	12.38	11,238

MSCI US IMI/2500	14.42	11,442

MSCI US IMI/Telecommunication Services	6.77	10,677

	Since Inception[1]	Final Value of a $100,000 Investment

Telecommunication Services Index Fund Admiral Shares[2]	3.24%	$103,239

MSCI US IMI/2500	3.91	103,913

MSCI US IMI/Telecommunication Services	3.03	103,028

Fiscal-period total returns (%):
September 23, 2004&August 31, 2005

[12.7]    Telecommunication Services Index VIPER Shares Net Asset Value
  [6.8]     MSCI US IMI/Telecommunication Services

Cumulative returns: VIPER Shares, September 23, 2004-August 31, 2005

Cumulative Since Inception

Telecommunication Services Index Fund VIPER Shares Net Asset Value	12.65%

Telecommunication Services Index Fund VIPER Shares Market Price	12.38

MSCI US IMI/Telecommunication Services	6.77

Total returns since inception: Period ended June 30, 2005
This table presents total returns through the latest calendar quarter&rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception

Telecommunication Services Index Fund

VIPER Shares

Net Asset Value	9/23/2004	9.43%

Market Price	9.37

Admiral Shares	3/11/2005	2.36

Fee-Adjusted Return[2]	0.31

1 Inception dates are: for VIPER Shares, September 23, 2004; for Admiral Shares, March 11, 2005.
2 Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
   Note: See Financial Highlights tables on page 78 for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).'

	Shares	Market Value• ($000)
Common Stocks (97.8%)
Communications Technology (2.4%)
*Broadwing Corp.	35,058	155
*InPhonic, Inc.	9,865	151
*Arbinet Holdings, Inc.	11,996	77
*Cogent Communications Group, Inc.	7,446	34
Computer Services Software & Systems (0.4%)		417
*@ Road, Inc.	18,482	71
Consumer Electronics (0.9%)
*JAMDAT Mobile Inc.	6,835	163
Services—Commercial (0.4%)
*Wireless Facilities, Inc.	12,275	69
Telecommunications Equipment (6.4%)
*American Tower Corp. Class A	23,482	560
*Crown Castle International Corp.	15,354	380
*SBA Communications Corp.	11,995	180
Utilities—Telecommunications (87.3%)		1,120
Verizon Communications Inc.	85,363	2,792
SBC Communications Inc.	95,729	2,305
Sprint Nextel Corp.	76,827	1,992
BellSouth Corp.	35,490	933
AT&T Corp.	39,731	782
ALLTEL Corp.	12,518	776
MCI Inc.	16,497	423
*Qwest Communications International Inc.	107,000	417
*NII Holdings Inc.	4,786	365
Citizens Communications Co.	25,609	349
CenturyTel, Inc.	9,208	331
*Nextel Partners, Inc.	10,844	285
*Alamosa Holdings, Inc.	14,262	247
*Cincinnati Bell Inc.	44,719	194
*U.S. Cellular Corp.	3,375	185
*Price Communications Corp.	11,054	185
Commonwealth Telephone Enterprises, Inc.	4,515	182
*Dobson Communications Corp.	23,320	177
*Premiere Global Services, Inc.	19,397	177
*UbiquiTel Inc.	19,846	172
*General Communication, Inc.	15,950	172
*USA Mobility, Inc.	5,959	168
*Time Warner Telecom Inc.	21,477	165
Telephone & Data Systems, Inc.	4,037	165
Surewest Communications	5,957	164
CT Communications, Inc.	14,176	163
Iowa Telecommunications Services Inc.	8,688	162
North Pittsburgh Systems, Inc.	7,993	161
Telephone & Data Systems, Inc.—- Special Common Shares	4,092	157
*Centennial Communications Corp. Class A	12,724	153
*IDT Corp. Class B	10,670	141
*Level 3 Communications, Inc.	52,142	103
*IDT Corp.	3,737	49
Total Common Stocks (Cost $16,566)		15,192 17,032
Temporary Cash Investment (0.4%)
Vanguard Market Liquidity Fund, 3.542%[1] (Cost $76)	75,801	76
Total Investments (98.2%) (Cost $16,642)		17,108
Other Assets and Liabilities (1.8%)
Other Assets—Note B		356
Liabilities		(50)
		306
Net Assets (100%)		17,414

At August 31, 2005, net assets consisted of:2

Amount ($000)
Paid-in Capital	16,598
Undistributed Net Investment Income	373
Overdistributed Net Realized Gains	(23)
Unrealized Appreciation	466
Net Assets	17,414

Admiral Shares—Net Assets
Applicable to 28,741 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	810
Net asset value per share— Admiral Shares	$28.18

VIPER Shares—Net Assets
Applicable to 300,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,604
Net asset value per share— VIPER Shares	$55.35

See Note A in Notes to Financial Statements
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Telecommunication Services Index Fund

Statement of Operations

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	529

Interest[2]	1

Security Lending	14

Total Income	544

Expenses

The Vanguard Group—Note B

Investment Advisory Services	3

Management and Administrative

Admiral Shares	—

VIPER Shares	16

Marketing and Distribution

Admiral Shares	—

VIPER Shares	2

Custodian Fees	8

Auditing Fees	18

Shareholders' Reports

Admiral Shares	—

VIPER Shares	1

Total Expenses	48

Net Investment Income	496

Realized Net Gain (Loss) on
Investment Securities Sold	2,602

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	466

Net Increase (Decrease) in Net Assets
Resulting from Operations	3,564

Statement of Changes in Net Assets

Sept. 23, 2004[1] to Aug. 31, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	496

Realized Net Gain (Loss)	2,602

Change in Unrealized Appreciation
(Depreciation)	466

Net Increase (Decrease) in Net Assets
Resulting from Operations	3,564

Distributions

Net Investment Income

Admiral Shares	—

VIPER Shares	(123)

Realized Capital Gain

Admiral Shares	—

VIPER Shares	—

Total Distributions	(123)

Capital Share Transactions—Note E

Admiral Shares	783

VIPER Shares	13,190

Net Increase (Decrease) from
Capital Share Transactions	13,973

Total Increase (Decrease)	17,414

Net Assets

Beginning of Period	—

End of Period[3]	17,414

1 Inception.
2 Interest Income from affiliated companies of the fund was $1,000.
3 Including undistributed net investment income of $373,000.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout the Period	Mar. 11[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$26.75

Investment Operations

Net Investment Income	.342

Net Realized and Unrealized Gain (Loss) on Investments	1.09

Total from Investment Operations	1.43

Distributions

Dividends from Net Investment Income	—

Distributions from Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$28.18

Total Return[3]	5.35%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1

Ratio of Total Expenses to Average Net Assets	0.28%[4]

Ratio of Net Investment Income to Average Net Assets	2.70%[4]

Portfolio Turnover Rate5	41%

VIPER Shares

For a Share Outstanding Throughout the Period	Sept. 23, 2004[1] to Aug. 31, 2005

Net Asset Value, Beginning of Period	$49.50

Investment Operations

Net Investment Income	1.30[2]

Net Realized and Unrealized Gain (Loss) on Investments	4.96

Total from Investment Operations	6.26

Distributions

Dividends from Net Investment Income	(.41)

Distributions from Realized Capital Gains	—

Total Distributions	(.41)

Net Asset Value, End of Period	$55.35

Total Return	12.65%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$17

Ratio of Total Expenses to Average Net Assets	0.26%[4]

Ratio of Net Investment Income to Average Net Assets	2.72%[4]

Portfolio Turnover Rate5	41%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
    See accompanying notes, which are an integral part of the financial statements. '

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares were first issued on March 11, 2005, and are available to any investor who meets the fund's minimum purchase requirements. VIPER Shares were first issued on September 23, 2004, and first offered to the public on September 29, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $2,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.002% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2005, the fund realized $2,413,000 of net capital gains resulting from in-kind redemptions-in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $212,000 from accumulated net realized gains to paid-in capital.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $443,000, consisting of unrealized gains of $1,531,000 on securities that had risen in value since their purchase and $1,088,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the period ended August 31, 2005, the fund purchased $48,334,000 of investment securities and sold $34,370,000 of investment securities, other than temporary cash investments.

E.     Capital share transactions for each class of shares were (see table below):

	September 23, 2004[1] to August 31, 2005
	Amount ($000)	Shares ($000)

Admiral Shares

Issued	783	29

Issued in Lieu of Cash Distributions	—	—

Redeemed	—	—

Net Increase (Decrease)—Admiral Shares	783	29

VIPER Shares

Issued	40,420	800

Issued in Lieu of Cash Distributions	—	—

Redeemed	(27,230)	(500)

Net Increase (Decrease)—VIPER Shares	13,190	300

1 Inception

Utilities Index Fund

Fund Profile
 Figures as of August 31, 2005

Portfolio characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	90	90	2,480

Median Market Cap	$12.1B	$12.1B	$28.4B

Price/Earnings Ratio	18.3x	18.3x	18.7x

Price/Book Ratio	2.1x	2.1x	2.8x

Yield	3.3%	1.7%

Admiral Shares	3.1%

VIPER Shares	3.2%

Return on Equity	14.0%	14.0%	17.8%

Earnings Growth Rate	1.1%	1.1%	12.5%

Foreign Holdings	0.0%	0.0%	0.0%

Turnover Rate	7%	--	--

Expense Ratio	--	--

Admiral Shares	0.28%

VIPER Shares	0.26%

Short-Term Reserves	0%	--	--

Industry diversification (% of portfolio)

Energy Miscellaneous	2%

Utilities--Electrical	84

Utilities--Gas Distribution	11

Utilities--Gas Pipelines	1

Utilities--Miscellaneous	1

Utilities--Water	1

Ten largest holdings (% of total net assets) [3]

Exelon Corp.	7.2%

Duke Energy Corp.	5.4

Dominion Resources, Inc.	5.2

Southern Co.	5.1

TXU Corp.	4.4

FirstEnergy Corp.	3.4

FPL Group, Inc.	3.2

Entergy Corp.	3.2

Public Service Enterprise Group, Inc.	3.1

American Electric Power Co., Inc.	2.8

TopTen	43.0%

1 MSCI US IMI/Utilities.
2 MSCI US IMI/2500.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative performance: January 26, 2004–August 31, 2005
 Initial investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Utilities Index Fund VIPER Shares Net Asset Value	32.93%	24.76%	$14,230

Utilities Index Fund VIPER Shares Market Price	33.11	24.77	14,232

MSCI US IMI/2500	15.45	6.81	11,108

MSCI US IMI/Utilities	33.24	25.07	14,286

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

Utilities Index Fund Admiral Shares[2]	32.87%	29.72%	$141,737

MSCI US IMI/2500	15.45	10.23	113,942

MSCI US IMI/Utilities	33.24	30.06	142,243

Fiscal-year total returns (%):
January 26, 2004–August 31, 2005

[7.1] & [32.9]  Utilities Index Fund VIPER Shares Net Asset Value
[7.2] & [33.2]  MSCI US IMI/Utilities

Cumulative returns: VIPER Shares, January 26, 2004-August 31, 2005
	One Year	Cumulative Since Inception

Utilities Index Fund VIPER Shares Net Asset Value	32.93%	42.30%

Utilities Index Fund VIPER Shares Market Price	33.11	42.32

MSCI US IMI/Utilities	33.24	42.86

Average annual total returns: Periods ended June 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception

Utilities Index Fund

VIPER Shares	1/26/2004

Net Asset Value		35.38%	25.42%

Market Price		35.39	25.39

Admiral Shares[2]	4/28/2004	35.37	31.28

1 Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, April 28, 2004. 2 Total return figures do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 85 for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (100.0%)

Energy Miscellaneous (1.8%)
*Reliant Energy, Inc.	74,814	935
NRG Energy, Inc.	21,606	865
^Calpine Corp.	133,786	411
Ormat Technologies Inc.	1,923	42
		2,253
Utilities--Electrical (83.9%)
Exelon Corp.	166,341	8,964
Duke Energy Corp.	230,373	6,679
Dominion Resources, Inc.	84,646	6,474
Southern Co.	185,032	6,365
TXU Corp.	56,604	5,492
FirstEnergy Corp.	81,996	4,184
FPL Group, Inc.	92,567	3,989
Entergy Corp.	52,702	3,948
Public Service Enterprise
Group, Inc.	59,340	3,830
American Electric
Power Co., Inc.	95,433	3,548
PG&E Corp.	93,228	3,498
Edison International	76,946	3,465
PPL Corp.	94,345	3,015
Consolidated Edison Inc.	60,479	2,837
Ameren Corp.	48,703	2,675
Constellation Energy Group, Inc.	44,134	2,593
Progress Energy, Inc.	58,731	2,560
AES Corp.	154,260	2,428
Cinergy Corp.	45,857	2,020
DTE Energy Co.	43,437	1,988
Xcel Energy, Inc.	100,003	1,924
NiSource, Inc.	67,583	1,631
Allegheny Energy, Inc.	38,720	1,168
Wisconsin Energy Corp.	29,170	1,143
SCANA Corp.	26,809	1,136
Pinnacle West Capital Corp.	24,452	1,099
Pepco Holdings, Inc.	46,858	1,070
CenterPoint Energy Inc.	69,088	982
Energy East Corp.	36,632	960
TECO Energy, Inc.	51,497	897
CMS Energy Corp.	54,394	876
Alliant Energy Corp.	28,766	864
DPL Inc.	31,543	851
NSTAR	26,445	782
OGE Energy Corp.	22,438	651
Northeast Utilities	32,168	641
Great Plains Energy, Inc.	18,533	576
Puget Energy, Inc.	24,858	566
Hawaiian Electric Industries Inc.	20,096	533
Westar Energy, Inc.	21,538	517
WPS Resources Corp.	8,934	515
PNM Resources Inc.	16,338	483
*Sierra Pacific Resources	29,261	427
Duquesne Light Holdings, Inc.	19,283	350
Black Hills Corp.	7,694	320
IDACORP, Inc.	10,406	319
ALLETE, Inc.	7,040	319
UniSource Energy Corp.	8,594	286
Cleco Corp.	12,409	285
NorthWestern Corp.	8,841	276
*El Paso Electric Co.	11,776	247
Avista Corp.	12,094	235
Otter Tail Corp.	6,862	206
CH Energy Group, Inc.	3,888	187
MGE Energy, Inc.	5,014	186
UIL Holdings Corp.	3,449	183
Empire District Electric Co.	6,339	151
Central Vermont Public
Service Corp.	3,062	58
		104,452
Utilities--Gas Distribution (10.6%)
Sempra Energy	53,534	2,399
KeySpan Corp.	43,193	1,649
Questar Corp.	21,089	1,645
ONEOK, Inc.	24,090	819
UGI Corp. Holding Co.	25,709	711
AGL Resources Inc.	18,214	680
Energen Corp.	17,251	661
National Fuel Gas Co.	19,714	594
Atmos Energy Corp.	19,788	586
*Southern Union Co.	23,478	578
Piedmont Natural Gas, Inc.	18,958	466
NICOR Inc.	10,994	455
WGL Holdings Inc.	12,144	399
Peoples Energy Corp.	9,456	393
New Jersey Resources Corp.	6,823	321
Southwest Gas Corp.	9,337	256
Northwest Natural Gas Co.	6,811	251
South Jersey Industries, Inc.	6,954	205
The Laclede Group, Inc.	4,993	161
		13,229
Utilities--Gas Pipelines (1.1%)
Equitable Resources, Inc.	14,376	1,084
*Dynegy, Inc.	67,167	293
		1,377
Utilities--Miscellaneous (1.3%)
MDU Resources Group, Inc.	26,548	854
Vectren Corp.	18,918	530
Aquila, Inc.	60,038	241
		1,625
Utilities--Water (1.0%)
Aqua America, Inc.	23,854	817
California Water Service Group	4,333	172
American States Water Co.	4,145	133
SJW Corp.	1,711	85
		1,207
Total Common Stocks
(Cost $112,435)		124,143
Temporary Cash Investments (0.5%)
Vanguard Market Liquidity
Fund, 3.542%1	389,331	389
Vanguard Market Liquidity
Fund, 3.542%1--Note E	200,000	200
Total Temporary Cash Investments
(Cost $589)		589
Total Investments (100.2%)
(Cost $113,024)		124,732
Other Assets and Liabilities--Net (-0.2%)		(215)
Net Assets (100%)		124,517

Utilities Index Fund

Market Value• ($000)

Statement of Assets and Liabilities

Assets

Investments in Securities, at Value	124,732

Receivables for Capital Shares Issued	6,916

Other Assets--Note B	1,186

Total Assets	132,834

Liabilities

Payables for Investment

Securities Purchased	8,078

Other Liabilities--Note E	239

Total Liabilities	8,317

Net Assets (100%)	124,517

At August 31, 2005, net assets consisted of:[2]
Amount ($000)

Paid-in Capital	112,285

Undistributed Net Investment Income	614

Accumulated Net Realized Losses	(90)

Unrealized Appreciation	11,708

Net Assets	124,517

Admiral Shares--Net Assets

Applicable to 869,589 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	29,596

Net asset value per share--
Admiral Shares	$34.03

VIPER Shares--Net Assets

Applicable to 1,400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	94,921

Net asset value per share--
VIPER Shares	$67.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements. 1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Utilities Index Fund

Statement of 0perations

Year Ended Aug. 31, 2005 ($000)

Investment Income

Income

Dividends	2,271

Interest[1]	7

Security Lending	4

Total Income	2,282

Expenses

The Vanguard Group--Note B

Investment Advisory Services	9

Management and Administrative

Admiral Shares	8

VIPER Shares	70

Marketing and Distribution

Admiral Shares	--

VIPER Shares	10

Custodian Fees	44

Auditing Fees	18

Shareholders' Reports

Admiral Shares	1

VIPER Shares	5

Total Expenses	165

Net Investment Income	2,117

Realized Net Gain (Loss) on
Investment Securities Sold	4,948

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	9,476

Net Increase (Decrease) in Net Assets
Resulting from Operations	16,541

Statement of Changes in Net Assets

	Year Ended Aug. 31, 2005 ($000)	Jan. 26[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	2,117	901

Realized Net Gain (Loss)	4,948	(139)

Change in Unrealized Appreciation (Depreciation)	9,476	2,232

Net Increase (Decrease) in Net Assets Resulting from Operations	16,541	2,994

Distributions

Net Investment Income

Admiral Shares	(121)	--

VIPER Shares	(2,283)	--

Realized Capital Gain

Admiral Shares	--	--

VIPER Shares	--	--

Total Distributions	(2,404)	--

Capital Share Transactions--Note F

Admiral Shares	27,773	527

VIPER Shares	39,518	39,568

Net Increase (Decrease) from Capital Share Transactions	67,291	40,095

Total Increase (Decrease)	81,428	43,089

Net Assets

Beginning of Period	43,089	--

End of Period[3]	124,517	43,089

1 Interest income from affiliated companies of the fund was $7,000.
2 Inception.
3 Including undistributed net investment income of $614,000 and $901,000.

Utilities Index Fund

Financial Highlights

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Apr. 28[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$26.70	$25.03

Investment Operations

Net Investment Income	.972[2]	.36

Net Realized and Unrealized Gain (Loss) on Investments[3]	7.623	1.31

Total from Investment Operations	8.595	1.67

Distributions

Dividends from Net Investment Income	(1.265)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(1.265)	--

Net Asset Value, End of Period	$34.03	$26.70

Total Return[4]	32.87%	6.67%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$30	$1

Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[5]

Ratio of Net Investment Income to Average Net Assets	3.34%	3.82%[5]

Portfolio Turnover Rate[6]	7%	7%

VIPER Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2005	Jan. 26[1] to Aug. 31, 2004

Net Asset Value, Beginning of Period	$53.14	$49.64

Investment Operations

Net Investment Income	2.036[2]	1.11

Net Realized and Unrealized Gain (Loss) on Investments	15.115	2.39

Total from Investment Operations	17.151	3.50

Distributions

Dividends from Net Investment Income	(2.491)	--

Distributions from Realized Capital Gains	--	--

Total Distributions	(2.491)	--

Net Asset Value, End of Period	$67.80	$53.14

Total Return	32.93%	7.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$95	$43

Ratio of Total Expenses to Average Net Assets	0.26%	0.28%[5]

Ratio of Net Investment Income to Average Net Assets	3.36%	3.82%[5]

Portfolio Turnover Rate[6]	7%	7%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01 and $.00.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying notes, which are an integral part of the financial statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2005, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended August 31, 2005, the fund realized $4,899,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2005, the fund had $638,000 of ordinary income available for distribution. The fund had available realized losses of $69,000 to offset future net capital gains of $62,000 through August 31, 2013 and $7,000 through August 31, 2014.

At August 31, 2005, net unrealized appreciation of investment securities for tax purposes was $11,686,000, consisting of unrealized gains of $12,028,000 on securities that had risen in value since their purchase and $342,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2005, the fund purchased $95,685,000 of investment securities and sold $29,087,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at August 31, 2005, was $154,000, for which the fund received cash collateral of $200,000.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31, 2005		January 261 to August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Admiral Shares

Issued	28,295	864	527	22

Issued in Lieu of Cash Distributions	112	4	--	--

Redeemed2	(634)	(20)	--	--

Net Increase (Decrease)--Admiral Shares	27,773	848	527	22

VIPER Shares

Issued	64,154	1,000	39,568	800

Issued in Lieu of Cash Distributions	--	--	--	--

Redeemed	(24,636)	(400)	--	--

Net Increase (Decrease)--VIPER Shares	39,518	600	39,568	800

1 Inception.
2 Net of redemption fees of $12,000.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Heath Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (the “Funds”) at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 7, 2005

Special 2005 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2005, is included pursuant to provisions of the Internal Revenue Code. The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Index Fund	Qualified Dividend Income ($000)

Consumer Discretionary	105

Consumer Staples	357

Energy	132

Financials	696

Health Care	315

Industrials	64

Information Technology	250

Materials	401

Telecommunication Services	123

Utilities	2,405

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage

Consumer Discretionary	100.0%

Consumer Staples	100.0

Energy	100.0

Financials	87.1

Health Care	100.0

Industrials	100.0

Information Technology	100.0

Materials	100.0

Telecommunication Services	76.7

Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for VIPER Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average annual total returns: U.S. Sector Index Funds[1] Periods ended August 31, 2005
	One Year	Since Inception[2]

Consumer Discretionary VIPERs

Returns Before Taxes	14.91%	4.82%

Returns After Taxes on Distributions	14.80	4.76

Returns After Taxes on Distributions and Sale of Fund Shares	9.84	4.11

Consumer Staples VIPERs

Returns Before Taxes	9.33%	7.62%

Returns After Taxes on Distributions	8.91	7.36

Returns After Taxes on Distributions and Sale of Fund Shares	6.38	6.43

Financials VIPERs

Returns Before Taxes	6.85%	4.32%

Returns After Taxes on Distributions	6.34	4.01

Returns After Taxes on Distributions and Sale of Fund Shares	4.97	3.64

Health Care VIPERs

Returns Before Taxes	12.72%	4.22%

Returns After Taxes on Distributions	12.68	4.19

Returns After Taxes on Distributions and Sale of Fund Shares	8.32	3.59

InformationTechnology VIPERs

Returns Before Taxes	17.07%	-4.40%

Returns After Taxes on Distributions	16.85	-4.51

Returns After Taxes on Distributions and Sale of Fund Shares	11.40	-3.73

Materials VIPERs

Returns Before Taxes	8.62%	8.82%

Returns After Taxes on Distributions	8.35	8.66

Returns After Taxes on Distributions and Sale of Fund Shares	5.99	7.54

Utilities VIPERs

Returns Before Taxes	32.93%	24.76%

Returns After Taxes on Distributions	32.12	24.28

Returns After Taxes on Distributions and Sale of Fund Shares	22.29	21.13

1 The table does not include data for VIPER Shares with less than one year of history.
2 January 26, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The adjacent table illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2. Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include the 2% fee assessed on redemptions of Admiral Shares held for less than one year. If the fee were applied to your account, your costs would be higher. The funds do not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Based on actual fund return
Six months ended August 31, 20051

Index Fund	Share Class	Beginning Account Value 2/28/2005	Ending Account Value 8/31/2005	Expenses Paid During Period[2]

Consumer Discretionary	VIPER	$1,000.00	$1,011.69	$1.27

Consumer Staples	Admiral	$1,000.00	$1,010.60	$1.42
	VIPER	1,000.00	1,010.82	1.27

Energy	Admiral	$1,000.00	$1,146.24	$1.51
	VIPER	1,000.00	1,146.46	1.35

Financials	Admiral	$1,000.00	$1,017.17	$1.42
	VIPER	1,000.00	1,017.20	1.27

Health Care	Admiral	$1,000.00	$1,077.23	$1.47
	VIPER	1,000.00	1,077.43	1.31

Industrials	VIPER	$1,000.00	$1,005.00	$1.26

Information Technology	Admiral	$1,000.00	$1,050.48	$1.45
	VIPER	1,000.00	1,050.55	1.29

Materials	Admiral	$1,000.00	$901.97	$1.34
	VIPER	1,000.00	902.02	1.20

Telecommunication Services	VIPER	$1,000.00	$1,049.29	$1.29

Utilities	Admiral	$1,000.00	$1,136.67	$1.51
	VIPER	1,000.00	1,137.05	1.35

Based on hypothetical 5% yearly return
Six months ended August 31, 20051

Index Fund	Share Class	Beginning Account Value 2/28/2005	Ending Account Value 8/31/2005	Expenses Paid During Period[2]

Consumer Discretionary	VIPER	$1,000.00	$1,023.95	$1.28

Consumer Staples	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Energy	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Financials	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Health Care	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Industrials	VIPER	$1,000.00	$1,023.95	$1.28

Information Technology	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Materials	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

Telecommunication Services	VIPER	$1,000.00	$1,023.95	$1.28

Utilities	Admiral	$1,000.00	$1,023.79	$1.43
	VIPER	1,000.00	1,023.95	1.28

1 The table does not include data for funds or share classes of funds with fewer than six months of history.
2 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.25% for the Consumer Discretionary Index Fund VIPER Shares; 0.28% for the Consumer Staples Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.28% for the Energy Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.28% for the Financials Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.28% for the Health Care Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.25% for the Industrials Index VIPER Shares; 0.28% for the Information Technology Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.28% for the Materials Index Fund Admiral Shares and 0.25% for the VIPER Shares; 0.25% for the Telecommunication Services Index VIPER Shares; 0.28% for the Utilities Index Fund Admiral Shares and 0.25% for the VIPER Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Renew Advisory Arrangement

The board of trustees of the Vanguard U.S. Sector Index Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $620 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ performance, including some of the data considered by the board, can be found in the Performance Summary pages of this report.

Cost

The funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangement again after a one-year period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

30

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

31

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund. Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for
Direct Investor Account Services > 800-662-2739	"proxy voting guidelines," or by calling Vanguard at 800-662-2739.
They are also available from the SEC's website, www.sec.gov.
Institutional Investor Services > 800-523-1036	In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended
Text Telephone > 800-952-3335	June 30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund at the SEC's
This material may be used in conjunction with	Public Reference Room in Washington, D.C. To find out more about
the offering of shares of any Vanguard fund	this public service, call the SEC at 202-942-8090. Information about
only if preceded or accompanied by the fund's	your fund is also available on the SEC's website, and you can
current prospectus	receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or
Vanguard, The Vanguard Group, Vanguard.com, Admiral, Connect	via regular mail addressed to the Public Reference Section,
with Vanguard, VIPER, VIPERs, and the ship logo are trademarks of	Securities and Exchange Commission,
The Vanguard Group, Inc. All other marks are the exclusive property	Washington, DC 20549-0102.
of their respective owners

The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2005: $245,000
Fiscal Year Ended August 31, 2004: $171,0000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2005: $2,152,740
Fiscal Year Ended August 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2005: $382,200
Fiscal Year Ended August 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2005: $98,400
Fiscal Year Ended August 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2005: $0
Fiscal Year Ended August 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2005: $98,400
Fiscal Year Ended August 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 19, 2005

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	October 19, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.